UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08879

MFS VARIABLE INSURANCE TRUST III

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

December 31, 2014

MFS® BLENDED RESEARCH® SMALL CAP EQUITY PORTFOLIO

MFS® Variable Insurance Trust III

VSC-ANN

MFS® BLENDED RESEARCH® SMALL CAP EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Small Cap Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Blended Research Small Cap Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
SS&C Technologies Holdings, Inc.	1.7%
OraSure Technologies, Inc.	1.7%
Office Depot, Inc.	1.5%
PrivateBancorp, Inc.	1.5%
Burlington Stores, Inc.	1.5%
MiMedx Group, Inc.	1.4%
PTC, Inc.	1.4%
Carriage Services, Inc.	1.4%
Medical Properties Trust, Inc., REIT	1.4%
Aspen Technology, Inc.	1.3%

Equity sectors
Financial Services	20.6%
Technology	18.6%
Health Care	13.8%
Industrial Goods & Services	7.3%
Special Products & Services	7.3%
Retailing	5.7%
Basic Materials	5.5%
Energy	4.5%
Utilities & Communications	4.4%
Leisure	3.3%
Autos & Housing	3.3%
Consumer Staples	2.4%
Transportation	2.4%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Blended Research Small Cap Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Blended Research Small Cap Equity Portfolio (“fund”) provided a total return of 7.29%, while Service Class shares of the fund provided a total return of 7.04%. These compare with a return of 4.89% over the same period for the fund’s benchmark, the Russell 2000 Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Contributors to Performance

Strong stock selection in the health care sector contributed to performance relative to the Russell 2000 Index. Within this sector, overweight positions in medical device manufacturers, Mimedx Group, Orasure Technologies, Nxstage Medical, Volcano and Dexcom (h), and in program and services provider for under-insured individuals Centene, boosted relative returns. Shares of Mimedx Group surged towards the end of the period on the back of strong results driven primarily by better-than-expected revenue growth. The share price of Orasure Technologies rose during the period as a result of higher sales of its infectious disease testing products.

Stock selection within the energy sector also aided relative results, led by an overweight position in independent exploration and production company Athlon Energy (h). Shares of Athlon Energy appreciated following the acquisition by Canadian natural gas company Encana.

Strong stock selection also provided a boost to relative performance in the telecommunication services sector. However, there were no individual stocks within this sector that were among the fund’s top relative contributors.

Elsewhere, overweight positions in poultry products manufacturer Pilgrim’s Pride, urban fashion apparel retailer Burlington Stores and semiconductor image sensor device developer Omnivision Technologies (h) boosted relative returns. Shares of Pilgrim’s Pride benefited from a favorable operating environment, driven primarily by strong chicken demand, limited supply growth, high prices of competitive protein products and falling feed costs.

Detractors from Performance

Weak stock selection within the information technology sector detracted from relative performance. Within this sector, overweight positions in data and information management software provider CommVault Systems, online business ratings and reviews provider Yelp and software solutions provider Fleetmatics Group held back relative returns. Shares of CommVault Systems plummeted as the company reported poor earnings results and increased expenses during the second half of the year. The company witnessed the slowest growth rate in their software business in the past thirteen quarters.

Elsewhere, other top relative detractors for the period included the fund’s overweight positions in education services company ITT Educational Services (h), oil & gas services provider Basic Energy Services, skin health company PhotoMedex (h), technology workflow management solutions provider Performant Financial, premium audio and consumer accessory manufacturer VOXX International and independent oil & gas company Clayton Williams Energy. Shares of ITT Educational Services declined during the period reflecting weaker trends in new student enrollment and potential regulatory issues brought forward by the Security and Exchange Commission (SEC). In addition, the Department of Education introduced sanctions against ITT Educational Services as the company did not submit

3

MFS Blended Research Small Cap Equity Portfolio

Management Review – continued

2013 audited financials within the deadline date which further pressured the stock. The share price of Basic Energy Services weakened in the second half of the year as a result of reduced spending by oil companies that scaled back their activities due to less attractive oil prices. Not holding strong-performing biotechnology company Intermune also hurt relative performance.

Respectfully,

Matthew Krummell

Portfolio Manager

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Blended Research Small Cap Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	7/17/00	7.29%	16.26%	7.72%	N/A
Service Class	5/01/06	7.04%	15.95%	N/A	6.59%

Comparative benchmark
Russell 2000 Index (f)		4.89%	15.55%	7.77%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Russell 2000 Index – constructed to provide a comprehensive barometer for securities in the small-cap segment of the U.S. equity universe. The index includes 2,000 of the smallest U.S. companies based on total market capitalization, representing approximately 10% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

5

MFS Blended Research Small Cap Equity Portfolio

Performance Summary – continued

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Blended Research Small Cap Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.47%	$1,000.00	$1,012.39	$2.38
	Hypothetical (h)	0.47%	$1,000.00	$1,022.84	$2.40
Service Class	Actual	0.72%	$1,000.00	$1,010.73	$3.65
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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MFS Blended Research Small Cap Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.1%
Aerospace – 1.6%
AAR Corp.	19,278	$535,542
Ducommun, Inc. (a)	27,443	693,759
Engility Holdings, Inc. (a)	23,111	989,151

		$2,218,452

Airlines – 0.6%
Republic Airways Holdings, Inc. (a)	54,942	$801,604

Automotive – 0.4%
Meritor, Inc. (a)	32,003	$484,845

Biotechnology – 3.6%
Affymetrix, Inc. (a)	112,826	$1,113,593
Emergent BioSolutions, Inc. (a)	3,766	102,548
Epizyme, Inc. (a)	20,103	379,344
Foundation Medicine, Inc. (a)(l)	62,254	1,383,284
MiMedx Group, Inc. (a)	169,778	1,957,540

		$4,936,309

Brokerage & Asset Managers – 0.1%
Investment Technology Group, Inc. (a)	4,089	$85,133

Business Services – 4.9%
Forrester Research, Inc.	44,299	$1,743,609
Jones Lang LaSalle, Inc.	7,118	1,067,202
Performant Financial Corp. (a)	158,243	1,052,316
RE/MAX Holdings, Inc., “A”	30,638	1,049,352
Resources Connection, Inc.	108,585	1,786,223

		$6,698,702

Computer Software – 4.6%
Aspen Technology, Inc. (a)	52,173	$1,827,098
CommVault Systems, Inc. (a)	34,947	1,806,410
PTC, Inc. (a)	52,600	1,927,790
SolarWinds, Inc. (a)	12,675	631,595

		$6,192,893

Computer Software – Systems – 5.8%
Cvent, Inc. (a)	21,312	$593,326
Fleetmatics Group PLC (a)	47,825	1,697,309
Ingram Micro, Inc., “A” (a)	53,232	1,471,332
Insight Enterprises, Inc. (a)	31,591	817,891
NCR Corp. (a)	2,842	82,816
Premiere Global Services, Inc. (a)	58,191	617,988
SS&C Technologies Holdings, Inc.	39,088	2,286,257
Vantiv, Inc., “A” (a)	9,577	324,852

		$7,891,771

Construction – 2.9%
Eagle Materials, Inc.	12,510	$951,135
Lennox International, Inc.	17,207	1,635,869
Patrick Industries, Inc. (a)	16,517	726,418
Pool Corp.	10,122	642,140

		$3,955,562

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 0.1%
USANA Health Sciences, Inc. (a)	759	$77,866

Consumer Services – 2.3%
Carriage Services, Inc.	91,493	$1,916,778
Grand Canyon Education, Inc. (a)	26,638	1,242,929

		$3,159,707

Containers – 0.3%
Graphic Packaging Holding Co. (a)	26,515	$361,134

Electrical Equipment – 0.2%
WESCO International, Inc. (a)	4,359	$332,199

Electronics – 3.5%
Amkor Technology, Inc. (a)	23,830	$169,193
Jabil Circuit, Inc.	46,500	1,015,095
MaxLinear, Inc., “A” (a)	96,033	711,605
Photronics, Inc. (a)	24,083	200,130
Sanmina Corp. (a)	40,445	951,671
Silicon Laboratories, Inc. (a)	29,130	1,387,171
Vishay Intertechnology, Inc.	18,316	259,171

		$4,694,036

Energy – Independent – 2.8%
Alon USA Energy, Inc.	45,916	$581,756
Clayton Williams Energy, Inc. (a)	13,522	862,704
Delek U.S. Holdings, Inc.	27,210	742,289
PBF Energy, Inc., “A”	26,242	699,087
Western Refining Co. LP	22,506	850,277

		$3,736,113

Entertainment – 0.1%
Cinemark Holdings, Inc.	3,795	$135,026

Food & Beverages – 2.4%
Diamond Foods, Inc. (a)	890	$25,125
Pilgrim’s Pride Corp. (a)	31,913	1,046,427
Pinnacle Foods, Inc.	38,583	1,361,980
Sanderson Farms, Inc.	9,000	756,225

		$3,189,757

Food & Drug Stores – 0.7%
SUPERVALU, Inc. (a)	92,174	$894,088

Forest & Paper Products – 0.1%
Domtar Corp.	2,933	$117,965

Gaming & Lodging – 1.1%
Global Cash Access Holdings, Inc. (a)	98,477	$704,111
Isle of Capri Casinos, Inc. (a)	93,500	782,595

		$1,486,706

Health Maintenance Organizations – 1.0%
Centene Corp. (a)	9,908	$1,028,946
Health Net, Inc. (a)	3,155	168,887
Molina Healthcare, Inc. (a)	3,244	173,651

		$1,371,484

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MFS Blended Research Small Cap Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – 5.1%
Assurant, Inc.	19,480	$1,333,016
Hanover Insurance Group, Inc.	1,698	121,101
HCI Group, Inc.	20,828	900,603
Maiden Holdings Ltd.	6,904	88,302
Safety Insurance Group, Inc.	13,391	857,158
Symetra Financial Corp.	78,261	1,803,916
Third Point Reinsurance Ltd. (a)	43,020	623,360
Validus Holdings Ltd.	27,886	1,158,942

		$6,886,398

Internet – 3.6%
AVG Technologies N.V. (a)	21,889	$432,089
Dice Holdings, Inc. (a)	10,227	102,372
Shutterfly, Inc. (a)	35,180	1,466,830
Shutterstock, Inc. (a)	24,295	1,678,785
Yelp, Inc. (a)	23,036	1,260,760

		$4,940,836

Leisure & Toys – 0.6%
Brunswick Corp.	2,045	$104,827
Malibu Boats, Inc., “A” (a)	34,667	668,033

		$772,860

Machinery & Tools – 5.4%
Allison Transmission Holdings, Inc.	38,069	$1,290,539
Columbus McKinnon Corp.	60,693	1,701,832
Herman Miller, Inc.	43,671	1,285,238
IPG Photonics Corp. (a)	22,360	1,675,211
Kadant, Inc.	3,510	149,842
Park-Ohio Holdings Corp.	14,212	895,782
SPX Corp.	3,826	328,730

		$7,327,174

Medical & Health Technology & Services – 0.6%
Kindred Healthcare, Inc.	45,732	$831,408

Medical Equipment – 7.6%
Analogic Corp.	4,662	$394,452
AngioDynamics, Inc. (a)	34,687	659,400
AtriCure, Inc. (a)	80,064	1,598,077
GenMark Diagnostics, Inc. (a)	33,826	460,372
Heartware International, Inc. (a)	4,174	306,497
Masimo Corp. (a)	12,998	342,367
NxStage Medical, Inc. (a)	87,755	1,573,447
OraSure Technologies, Inc. (a)	222,473	2,255,876
Orthofix International N.V. (a)	24,170	726,550
STERIS Corp.	5,296	343,446
Symmetry Surgical, Inc. (a)	10,360	80,704
Volcano Corp. (a)	84,613	1,512,880

		$10,254,068

Metals & Mining – 2.1%
AK Steel Holding Corp. (a)	89,368	$530,846
Century Aluminum Co. (a)	29,044	708,674
Olympic Steel, Inc.	22,698	403,570
U.S. Silica Holdings, Inc.	27,128	696,918
United States Steel Corp.	20,768	555,336

		$2,895,344

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Natural Gas – Distribution – 0.1%
Atmos Energy Corp.	2,740	$152,728

Network & Telecom – 1.1%
Emulex Corp. (a)	128,691	$729,678
Voxx International Corp. (a)	83,773	733,851

		$1,463,529

Oil Services – 1.7%
Basic Energy Services, Inc. (a)	139,763	$979,739
Furmanite Corp. (a)	28,500	222,870
Oil States International, Inc. (a)	5,782	282,740
Superior Energy Services, Inc.	18,102	364,755
Willbros Group, Inc. (a)	82,310	516,084

		$2,366,188

Other Banks & Diversified Financials – 8.0%
BancorpSouth, Inc.	73,178	$1,647,237
Berkshire Hills Bancorp, Inc.	13,406	357,404
East West Bancorp, Inc.	10,761	416,558
First Interstate BancSystem, Inc.	58,239	1,620,209
Metro Bancorp, Inc. (a)	16,507	427,861
Nationstar Mortgage Holdings, Inc. (a)	18,379	518,104
Nelnet, Inc., “A”	17,748	822,265
Ocwen Financial Corp. (a)	5,667	85,572
PacWest Bancorp	20,011	909,700
Popular, Inc. (a)	22,348	760,949
PrivateBancorp, Inc.	62,170	2,076,478
Western Alliance Bancorp. (a)	15,065	418,807
World Acceptance Corp. (a)	9,947	790,289

		$10,851,433

Pharmaceuticals – 0.9%
Alere, Inc. (a)	6,016	$228,608
Impax Laboratories, Inc. (a)	8,847	280,273
Receptos, Inc. (a)	6,331	775,611

		$1,284,492

Printing & Publishing – 1.1%
Quad/Graphics, Inc.	34,886	$800,983
R.R. Donnelley & Sons Co.	41,333	694,601

		$1,495,584

Railroad & Shipping – 0.2%
Safe Bulkers, Inc.	85,860	$335,713

Real Estate – 7.5%
Ashford Hospitality Prime, REIT	10,827	$185,791
Ashford Hospitality Trust, REIT	67,885	711,435
Corporate Office Properties Trust, REIT	11,800	334,766
Gramercy Property Trust, Inc., REIT	76,757	529,623
Hilltop Holdings, Inc. (a)	31,484	628,106
Home Properties, Inc., REIT	15,318	1,004,861
Hospitality Properties Trust	6,801	210,831
Medical Properties Trust, Inc., REIT	136,440	1,880,143
Mid-America Apartment Communities, Inc., REIT	14,521	1,084,428
Potlatch Corp., REIT	24,431	1,022,926

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MFS Blended Research Small Cap Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Real Estate – continued
Resource Capital Corp., REIT	27,629	$139,250
RLJ Lodging Trust, REIT	32,350	1,084,696
Ryman Hospitality Properties, Inc., REIT	6,555	345,711
Tanger Factory Outlet Centers, Inc., REIT	26,180	967,613

		$10,130,180

Restaurants – 0.5%
Chuy’s Holdings, Inc. (a)	7,622	$149,925
Jack in the Box, Inc.	2,950	235,882
Red Robin Gourmet Burgers, Inc. (a)	2,623	201,905
Ruby Tuesday, Inc. (a)	8,038	54,980

		$642,692

Specialty Chemicals – 3.1%
A. Schulman, Inc.	14,805	$600,047
Andersons, Inc.	17,931	952,853
Green Plains, Inc.	28,070	695,575
Pacific Ethanol, Inc. (a)	46,993	485,438
REX American Resources Corp. (a)	10,983	680,617
Trinseo S.A. (a)	41,304	720,755

		$4,135,285

Specialty Stores – 5.1%
Barnes & Noble, Inc. (a)	10,502	$243,856
Build-A-Bear Workshop, Inc. (a)	26,076	524,128
Burlington Stores, Inc. (a)	42,055	1,987,519
Children’s Place, Inc.	22,279	1,269,903
Express, Inc. (a)	49,858	732,414
Office Depot, Inc. (a)	244,911	2,100,112

		$6,857,932

Telecommunications – Wireless – 0.5%
Intelsat S.A. (a)	40,036	$695,025

Telephone Services – 1.5%
Inteliquent, Inc.	62,745	$1,231,684
Shenandoah Telecommunications Co.	25,099	784,344
West Corp.	2,045	67,485

		$2,083,513

Trucking – 1.5%
Celadon Group, Inc.	29,774	$675,572
Swift Transportation Co. (a)	49,758	1,424,572

		$2,100,144

Utilities – Electric Power – 1.7%
Great Plains Energy, Inc.	9,495	$269,753
NRG Yield, Inc.	3,193	150,518
PNM Resources, Inc.	39,005	1,155,718
Portland General Electric Co.	19,270	728,984

		$2,304,973

Utilities – Water – 0.5%
American States Water Co.	19,232	$724,277

Total Common Stocks (Identified Cost, $108,167,898)		$134,353,128

Issuer	Strike Price	First Exercise	Shares/Par	Value ($)

WARRANTS – 0.0%
OTHER BANKS & DIVERSIFIED FINANCIALS – 0.0%
Imperial Holdings, Inc. (1 share for 1 warrant) (a)	$10.75	11/06/14	318	$277

MONEY MARKET FUNDS – 0.3%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)			408,030	$408,030

COLLATERAL FOR SECURITIES LOANED – 0.7%
Navigator Securities Lending Prime Portfolio, 0.16%, at Cost and Net Asset Value (j)			920,398	$920,398

Total Investments (Identified Cost, $109,496,326)				$135,681,833

OTHER ASSETS, LESS LIABILITIES – (0.1)%				(137,769)

NET ASSETS – 100.0%				$135,544,064

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Blended Research Small Cap Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $109,088,296)	$135,273,803
Underlying affiliated funds, at cost and value	408,030
Total investments, at value, including $879,623 of securities on loan (identified cost, $109,496,326)	$135,681,833
Receivables for
Investments sold	656,412
Fund shares sold	208,882
Interest and dividends	105,727
Other assets	1,501
Total assets		$136,654,355
Liabilities
Payable for fund shares reacquired	$123,228
Collateral for securities loaned, at value	920,398
Payable to affiliates
Investment adviser	2,325
Shareholder servicing costs	23
Distribution and/or service fees	1,442
Payable for independent Trustees’ compensation	82
Accrued expenses and other liabilities	62,793
Total liabilities		$1,110,291
Net assets		$135,544,064
Net assets consist of
Paid-in capital	$87,604,225
Unrealized appreciation (depreciation) on investments	26,185,507
Accumulated net realized gain (loss) on investments	21,270,997
Undistributed net investment income	483,335
Net assets		$135,544,064
Shares of beneficial interest outstanding		8,569,685

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$31,323,013	1,952,683	$16.04
Service Class	104,221,051	6,617,002	15.75

See Notes to Financial Statements

11

MFS Blended Research Small Cap Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$1,469,194
Interest	31,371
Dividends from underlying affiliated funds	848
Foreign taxes withheld	(2,786)
Total investment income		$1,498,627
Expenses
Management fee	$569,620
Distribution and/or service fees	274,717
Shareholder servicing costs	5,020
Administrative services fee	29,762
Independent Trustees’ compensation	4,594
Custodian fee	44,340
Shareholder communications	323
Audit and tax fees	55,061
Legal fees	1,214
Miscellaneous	10,385
Total expenses		$995,036
Fees paid indirectly	(3)
Reduction of expenses by investment adviser	(6,738)
Net expenses		$988,295
Net investment income		$510,332
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)		$21,857,044
Change in unrealized appreciation (depreciation) on investments		$(12,934,875)
Net realized and unrealized gain (loss) on investments		$8,922,169
Change in net assets from operations		$9,432,501

See Notes to Financial Statements

12

MFS Blended Research Small Cap Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$510,332	$721,762
Net realized gain (loss) on investments	21,857,044	24,794,254
Net unrealized gain (loss) on investments	(12,934,875)	31,002,423
Change in net assets from operations	$9,432,501	$56,518,439
Distributions declared to shareholders
From net investment income	$(1,069,864)	$(2,211,067)
From net realized gain on investments	(24,659,608)	(9,643,715)
Total distributions declared to shareholders	$(25,729,472)	$(11,854,782)
Change in net assets from fund share transactions	$(2,595,267)	$(34,208,250)
Total change in net assets	$(18,892,238)	$10,455,407
Net assets
At beginning of period	154,436,302	143,980,895
At end of period (including undistributed net investment income of $483,335 and $1,069,860, respectively)	$135,544,064	$154,436,302

See Notes to Financial Statements

13

MFS Blended Research Small Cap Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.24	$13.57	$12.42	$13.12	$10.58
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.11	$0.16	$0.11	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.16	5.91	1.68	(0.75)	2.52
Total from investment operations	$1.26	$6.02	$1.84	$(0.64)	$2.58
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.28)	$(0.08)	$(0.06)	$(0.04)
From net realized gain on investments	(3.28)	(1.07)	(0.61)	—	—
Total distributions declared to shareholders	$(3.46)	$(1.35)	$(0.69)	$(0.06)	$(0.04)
Net asset value, end of period (x)	$16.04	$18.24	$13.57	$12.42	$13.12
Total return (%) (k)(r)(s)(x)	7.29	45.71	14.74	(4.87)	24.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.51	0.51	0.58	0.70	0.99
Expenses after expense reductions (f)	0.50	0.51	N/A	0.61	0.95
Net investment income	0.56	0.68	1.22	0.83	0.57
Portfolio turnover	67	69	82	37	131
Net assets at end of period (000 omitted)	$31,323	$33,401	$29,429	$71,405	$45,720

See Notes to Financial Statements

14

MFS Blended Research Small Cap Equity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$17.96	$13.38	$12.26	$12.95	$10.45
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.07	$0.15	$0.06	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	1.15	5.82	1.63	(0.72)	2.47
Total from investment operations	$1.20	$5.89	$1.78	$(0.66)	$2.51
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.24)	$(0.05)	$(0.03)	$(0.01)
From net realized gain on investments	(3.28)	(1.07)	(0.61)	—	—
Total distributions declared to shareholders	$(3.41)	$(1.31)	$(0.66)	$(0.03)	$(0.01)
Net asset value, end of period (x)	$15.75	$17.96	$13.38	$12.26	$12.95
Total return (%) (k)(r)(s)(x)	7.04	45.33	14.39	(5.09)	24.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.76	0.83	0.94	1.23
Expenses after expense reductions (f)	0.75	0.76	N/A	0.85	1.20
Net investment income	0.30	0.42	1.11	0.50	0.34
Portfolio turnover	67	69	82	37	131
Net assets at end of period (000 omitted)	$104,221	$121,036	$114,552	$117,293	$134,958

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Blended Research Small Cap Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Small Cap Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

16

MFS Blended Research Small Cap Equity Portfolio

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$132,890,301	$—	$277	$132,890,578
Luxembourg	695,025	—	—	695,025
Netherlands	432,089	—	—	432,089
Greece	335,713	—	—	335,713
Mutual Funds	1,328,428	—	—	1,328,428
Total Investments	$135,681,556	$—	$277	$135,681,833

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/13	$—
Acquisition via Corporate Action (Warrant Issuance)	277
Balance as of 12/31/14	$277

The net change in unrealized appreciation (depreciation) from investments held as level 3 at December 31, 2014 is $0. At December 31, 2014, the fund held one level 3 security.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $879,623 and a related liability of $920,398 for cash collateral received on securities loaned, both of which are presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the

17

MFS Blended Research Small Cap Equity Portfolio

Notes to Financial Statements – continued

fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$21,338,383	$2,211,067
Long-term capital gains	4,391,089	9,643,715
Total distributions	$25,729,472	$11,854,782

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$109,723,523
Gross appreciation	30,486,000
Gross depreciation	(4,527,690)
Net unrealized appreciation (depreciation)	$25,958,310
Undistributed ordinary income	5,178,099
Undistributed long-term capital gain	16,793,798
Other temporary differences	9,632

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

18

MFS Blended Research Small Cap Equity Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$310,319	$516,885	$5,595,876	$1,991,337
Service Class	759,545	1,694,182	19,063,732	7,652,378
Total	$1,069,864	$2,211,067	$24,659,608	$9,643,715

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $6,487, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.40% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such that total annual operating expenses do not exceed 0.60% of average daily net assets for the Initial Class shares and 0.85% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014 the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $4,923, which equated to 0.0035% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $97.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0209% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to

19

MFS Blended Research Small Cap Equity Portfolio

Notes to Financial Statements – continued

November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $674 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $251, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $95,560,555 and $122,949,846, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	164,926	$2,870,988	64,982	$1,048,081
Service Class	278,229	4,786,443	217,153	3,629,669
	443,155	$7,657,431	282,135	$4,677,750
Shares issued to shareholders in reinvestment of distributions
Initial Class	375,473	$5,906,195	156,764	$2,508,222
Service Class	1,282,230	19,823,277	592,680	9,346,560
	1,657,703	$25,729,472	749,444	$11,854,782
Shares reacquired
Initial Class	(418,741)	$(7,258,583)	(559,516)	$(9,070,000)
Service Class	(1,681,322)	(28,723,587)	(2,634,233)	(41,670,782)
	(2,100,063)	$(35,982,170)	(3,193,749)	$(50,740,782)
Net change
Initial Class	121,658	$1,518,600	(337,770)	$(5,513,697)
Service Class	(120,863)	(4,113,867)	(1,824,400)	(28,694,553)
	795	$(2,595,267)	(2,162,170)	$(34,208,250)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $530 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

20

MFS Blended Research Small Cap Equity Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,168,618	25,855,223	(26,615,811)	408,030

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$848	$408,030

21

MFS Blended Research Small Cap Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Blended Research Small Cap Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Small Cap Equity Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Small Cap Equity Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS Blended Research Small Cap Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

23

MFS Blended Research Small Cap Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

24

MFS Blended Research Small Cap Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Matthew Krummell

25

MFS Blended Research Small Cap Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital Advisers LLC, an affiliate of MFS, and subadvised by BlackRock Investment Management, LLC. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

26

MFS Blended Research Small Cap Equity Portfolio

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment adviser in December 2012 and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

27

MFS Blended Research Small Cap Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $4,831,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 6.15% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2014

MFS® CONSERVATIVE ALLOCATION PORTFOLIO

MFS® Variable Insurance Trust III

VCA-ANN

MFS® CONSERVATIVE ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Conservative Allocation Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Conservative Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Research Bond Series	17.1%
MFS Limited Maturity Portfolio	12.0%
MFS Government Securities Portfolio	10.0%
MFS Inflation-Adjusted Bond Portfolio	10.0%
MFS Global Governments Portfolio	8.0%
MFS Value Series	6.0%
MFS Growth Series	6.0%
MFS Research Series	5.9%
MFS High Yield Portfolio	5.0%
MFS Mid Cap Growth Series	4.0%
MFS Mid Cap Value Portfolio	4.0%
MFS Research International Portfolio	3.9%
MFS Global Real Estate Portfolio	2.0%
MFS International Value Portfolio	2.0%
MFS International Growth Portfolio	1.9%
MFS New Discovery Value Portfolio	1.0%
MFS New Discovery Series	1.0%
Cash & Other	0.2%

Portfolio actual allocation

Cash & Other can include cash, other assets less liabilities, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

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MFS Conservative Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Conservative Allocation Portfolio (“fund”) provided a total return of 4.61%, while Service Class shares of the fund provided a total return of 4.41%. These compare with a return of 5.97% for the fund’s benchmark, the Barclays U.S. Aggregate Bond Index. The fund’s other benchmark, the MFS Conservative Allocation Portfolio Blended Index (“Blended Index”), generated a return of 7.47%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Factors affecting Performance

The fund underperformed the Blended Index over the period. The fund’s investments in segments of the fixed income market delivered positive returns but underperformed the fixed income portion of the Blended Index as investors extended into longer maturity bonds which helped flatten the yield curve. Consequently, the fund’s allocation to the relatively shorter duration MFS Limited Maturity Portfolio dragged down performance relative to the fixed income portion of the blended index. Additionally, the fund’s investment in the MFS Global Governments Portfolio held back relative performance as international bonds underperformed US bonds.

US equities significantly outperformed international stocks during the period, however several of the funds held within the US equities market segment underperformed their respective benchmarks, particularly the fund’s holdings in the MFS Growth and MFS Research Series. Additionally, the fund’s allocations in the MFS New Discovery Value Portfolio and the MFS New Discovery Series dampened relative results as small cap stocks generally underperformed large cap stocks.

Respectfully,

Joseph Flaherty

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Conservative Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	4.61%	6.78%	6.96%
Service Class	10/01/08	4.41%	6.52%	6.71%

Comparative benchmarks
Barclays U.S. Aggregate Bond Index (f)		5.97%	4.45%	5.25%
MFS Conservative Allocation Portfolio Blended Index (f)(w)		7.47%	7.98%	7.60%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		15.89%	12.03%	8.34%
MSCI EAFE Index (f)		(4.48)%	5.81%	5.61%
Standard & Poor’s 500 Stock Index (f)		13.69%	15.45%	11.94%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(w)	As of December 31, 2014, the MFS Conservative Allocation Portfolio Blended Index was comprised of 62% Barclays U.S. Aggregate Bond Index, 28% Standard & Poor’s 500 Stock Index, 8% MSCI EAFE Index, and 2% FTSE EPRA/NAREIT Developed Real Estate Index.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI EAFE Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

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MFS Conservative Allocation Portfolio

Performance Summary – continued

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Conservative Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.02%	$1,000.00	$1,002.93	$0.10
	Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10
Service Class	Actual	0.27%	$1,000.00	$1,002.67	$1.36
	Hypothetical (h)	0.27%	$1,000.00	$1,023.84	$1.38

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

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MFS Conservative Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
UNDERLYING AFFILIATED FUNDS – 99.8%
MFS Global Governments Portfolio – Initial Class	6,109,691	$63,968,463
MFS Global Real Estate Portfolio – Initial Class	1,140,219	16,031,476
MFS Government Securities Portfolio – Initial Class	6,204,941	80,788,336
MFS Growth Series – Initial Class	1,206,691	47,965,950
MFS High Yield Portfolio – Initial Class	6,601,582	40,335,669
MFS Inflation-Adjusted Bond Portfolio – Initial Class	7,784,611	80,337,190
MFS International Growth Portfolio – Initial Class	1,194,780	15,878,626
MFS International Value Portfolio – Initial Class	733,558	15,940,220
MFS Limited Maturity Portfolio – Initial Class	9,468,235	96,860,042
MFS Mid Cap Growth Series – Initial Class	3,665,069	32,106,002
MFS Mid Cap Value Portfolio – Initial Class	3,274,777	32,092,815
MFS New Discovery Series – Initial Class	492,528	8,038,050
MFS New Discovery Value Portfolio – Initial Class	749,889	8,053,809
MFS Research Bond Series – Initial Class	10,177,550	137,396,927
MFS Research International Portfolio – Initial Class	2,145,122	31,232,976
MFS Research Series – Initial Class	1,647,582	47,961,112
MFS Value Series – Initial Class	2,358,856	47,979,127

Total Underlying Affiliated Funds (Identified Cost, $743,262,058)		$802,966,790

Issuer	Shares/Par	Value ($)
MONEY MARKET FUNDS – 0.1%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	1,188,917	$1,188,917

Total Investments (Identified Cost, $744,450,975)		$804,155,707

OTHER ASSETS, LESS LIABILITIES – 0.1%		567,082

NET ASSETS – 100.0%		$804,722,789

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

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MFS Conservative Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Underlying affiliated funds, at value (identified cost, $744,450,975)	$804,155,707
Receivables for
Investments sold	1,180,467
Fund shares sold	4,193
Other assets	6,615
Total assets		$805,346,982
Liabilities
Payable for fund shares reacquired	$553,530
Payable to affiliates
Administrator	96
Shareholder servicing costs	97
Distribution and/or service fees	11,026
Payable for independent Trustees’ compensation	64
Accrued expenses and other liabilities	59,380
Total liabilities		$624,193
Net assets		$804,722,789
Net assets consist of
Paid-in capital	$707,144,386
Unrealized appreciation (depreciation) on investments	59,704,732
Accumulated net realized gain (loss) on investments	14,955,260
Undistributed net investment income	22,918,411
Net assets		$804,722,789
Shares of beneficial interest outstanding		68,217,619

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$2,947,813	249,999	$11.79
Service Class	801,774,976	67,967,620	11.80

See Notes to Financial Statements

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MFS Conservative Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Dividends from underlying affiliated funds		$14,006,706
Expenses
Distribution and/or service fees	2,129,015
Shareholder servicing costs	21,294
Administrative services fee	17,498
Independent Trustees’ compensation	16,248
Custodian fee	62,327
Audit and tax fees	41,459
Legal fees	7,274
Miscellaneous	23,180
Total expenses		$2,318,295
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(1,504)
Net expenses		$2,316,789
Net investment income		$11,689,917
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments in underlying affiliated funds	$7,309,836
Capital gain distributions from underlying affiliated funds	20,336,550
Net realized gain (loss) on investments		$27,646,386
Change in unrealized appreciation (depreciation) on investments		$(2,313,607)
Net realized and unrealized gain (loss) on investments		$25,332,779
Change in net assets from operations		$37,022,696

See Notes to Financial Statements

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MFS Conservative Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$11,689,917	$5,845,790
Net realized gain (loss) on investments	27,646,386	16,340,409
Net unrealized gain (loss) on investments	(2,313,607)	63,054,147
Change in net assets from operations	$37,022,696	$85,240,346
Distributions declared to shareholders
From net investment income	$(13,163,402)	$(25,330,153)
From net realized gain on investments	(9,528,404)	(66,949,269)
Total distributions declared to shareholders	$(22,691,806)	$(92,279,422)
Change in net assets from fund share transactions	$(110,269,542)	$(63,442,221)
Total change in net assets	$(95,938,652)	$(70,481,297)
Net assets
At beginning of period	900,661,441	971,142,738
At end of period (including undistributed net investment income of $22,918,411 and $13,162,734, respectively)	$804,722,789	$900,661,441

See Notes to Financial Statements

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MFS Conservative Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.61	$11.80	$11.47	$11.79	$10.94
Income (loss) from investment operations
Net investment income (d)(l)	$0.20	$0.11	$0.14	$0.19	$0.14
Net realized and unrealized gain (loss) on investments	0.34	0.97	0.88	(0.08)	0.94
Total from investment operations	$0.54	$1.08	$1.02	$0.11	$1.08
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.37)	$(0.35)	$(0.17)	$(0.16)
From net realized gain on investments	(0.14)	(0.90)	(0.34)	(0.26)	(0.07)
Total distributions declared to shareholders	$(0.36)	$(1.27)	$(0.69)	$(0.43)	$(0.23)
Net asset value, end of period (x)	$11.79	$11.61	$11.80	$11.47	$11.79
Total return (%) (k)(r)(s)(x)	4.61	9.82	8.90	0.97	9.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.02	0.03	0.16	0.20	0.21
Expenses after expense reductions (f)(h)	0.02	0.03	N/A	N/A	0.20
Net investment income (l)	1.66	0.93	1.14	1.57	1.27
Portfolio turnover	1	1	57	7	16
Net assets at end of period (000 omitted)	$2,948	$4,167	$5,024	$5,505	$5,053

See Notes to Financial Statements

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MFS Conservative Allocation Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.61	$11.80	$11.46	$11.79	$10.94
Income (loss) from investment operations
Net investment income (d)(l)	$0.16	$0.07	$0.14	$0.18	$0.13
Net realized and unrealized gain (loss) on investments	0.36	0.98	0.86	(0.11)	0.92
Total from investment operations	$0.52	$1.05	$1.00	$0.07	$1.05
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.34)	$(0.32)	$(0.14)	$(0.13)
From net realized gain on investments	(0.14)	(0.90)	(0.34)	(0.26)	(0.07)
Total distributions declared to shareholders	$(0.33)	$(1.24)	$(0.66)	$(0.40)	$(0.20)
Net asset value, end of period (x)	$11.80	$11.61	$11.80	$11.46	$11.79
Total return (%) (k)(r)(s)(x)	4.41	9.52	8.72	0.63	9.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.27	0.28	0.41	0.45	0.47
Expenses after expense reductions (f)(h)	0.27	0.28	N/A	N/A	0.45
Net investment income (l)	1.36	0.62	1.14	1.52	1.18
Portfolio turnover	1	1	57	7	16
Net assets at end of period (000 omitted)	$801,775	$896,495	$966,119	$944,392	$756,690

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

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MFS Conservative Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Conservative Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.

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MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Mutual Funds	$804,155,707	$—	$—	$804,155,707

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or

14

MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$16,966,331	$25,330,153
Long-term capital gains	5,725,475	66,949,269
Total distributions	$22,691,806	$92,279,422

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$745,796,212
Gross appreciation	68,362,433
Gross depreciation	(10,002,938)
Net unrealized appreciation (depreciation)	$58,359,495
Undistributed ordinary income	23,558,668
Undistributed long-term capital gain	15,660,240

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

15

MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$74,411	$153,584	$45,756	$370,609
Service Class	13,088,991	25,176,569	9,482,648	66,578,660
Total	$13,163,402	$25,330,153	$9,528,404	$66,949,269

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles such that fund operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which a fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $21,253, which equated to 0.0025% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $41.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0020% of the fund’s average daily net assets:

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the

16

MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $4,086 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $1,504, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of shares of underlying funds aggregated $8,272,852 and $143,560,990, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	23,221	$272,495	28,789	$341,906
Service Class	915,418	10,756,579	1,266,568	15,297,074
	938,639	$11,029,074	1,295,357	$15,638,980
Shares issued to shareholders in reinvestment of distributions
Initial Class	10,175	$120,167	47,654	$524,193
Service Class	1,909,614	22,571,639	8,333,808	91,755,229
	1,919,789	$22,691,806	8,381,462	$92,279,422
Shares reacquired
Initial Class	(142,273)	$(1,680,225)	(143,242)	$(1,644,768)
Service Class	(12,066,767)	(142,310,197)	(14,268,578)	(169,715,855)
	(12,209,040)	$(143,990,422)	(14,411,820)	$(171,360,623)
Net change
Initial Class	(108,877)	$(1,287,563)	(66,799)	$(778,669)
Service Class	(9,241,735)	(108,981,979)	(4,668,202)	(62,663,552)
	(9,350,612)	$(110,269,542)	(4,735,001)	$(63,442,221)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $3,234 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

17

MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Share/Par Amount	Acquisitions Share/Par Amount	Dispositions Share/Par Amount	Ending Share/Par Amount
MFS Global Governments Portfolio	6,804,953	80,129	(775,391)	6,109,691
MFS Global Real Estate Portfolio	1,430,547	32,513	(322,841)	1,140,219
MFS Government Securities Portfolio	7,018,777	208,739	(1,022,575)	6,204,941
MFS Growth Series	1,391,185	114,402	(298,896)	1,206,691
MFS High Yield Portfolio	7,160,100	383,828	(942,346)	6,601,582
MFS Inflation-Adjusted Bond Portfolio	8,918,572	102,664	(1,236,625)	7,784,611
MFS Institutional Money Market Portfolio	1,352,298	69,510,301	(69,673,682)	1,188,917
MFS International Growth Portfolio	1,227,482	87,533	(120,235)	1,194,780
MFS International Value Portfolio	828,399	25,605	(120,446)	733,558
MFS Limited Maturity Portfolio	10,430,039	224,717	(1,186,521)	9,468,235
MFS Mid Cap Growth Series	4,027,177	508,335	(870,443)	3,665,069
MFS Mid Cap Value Portfolio	3,603,646	464,996	(793,865)	3,274,777
MFS New Discovery Series	412,017	122,493	(41,982)	492,528
MFS New Discovery Value Portfolio	746,782	133,230	(130,123)	749,889
MFS Research Bond Series	11,605,875	367,124	(1,795,449)	10,177,550
MFS Research International Portfolio	2,253,105	103,080	(211,063)	2,145,122
MFS Research Series	1,890,718	170,658	(413,794)	1,647,582
MFS Value Series	2,819,176	155,186	(615,506)	2,358,856

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Global Governments Portfolio	$(245,103)	$—	$361,520	$63,968,463
MFS Global Real Estate Portfolio	442,379	—	371,282	16,031,476
MFS Government Securities Portfolio	(554,569)	—	2,091,696	80,788,336
MFS Growth Series	1,885,509	3,350,920	52,509	47,965,950
MFS High Yield Portfolio	68,803	—	2,287,638	40,335,669
MFS Inflation-Adjusted Bond Portfolio	(892,701)	—	753,577	80,337,190
MFS Institutional Money Market Portfolio	—	—	1,077	1,188,917
MFS International Growth Portfolio	331,347	743,016	150,066	15,878,626
MFS International Value Portfolio	529,935	—	322,922	15,940,220
MFS Limited Maturity Portfolio	(19,859)	399,535	1,291,671	96,860,042
MFS Mid Cap Growth Series	958,107	3,654,531	—	32,106,002
MFS Mid Cap Value Portfolio	803,290	3,657,770	332,705	32,092,815
MFS New Discovery Series	79,123	1,689,057	—	8,038,050
MFS New Discovery Value Portfolio	156,259	1,182,045	45,080	8,053,809
MFS Research Bond Series	(1,207,399)	—	4,143,586	137,396,927
MFS Research International Portfolio	565,752	340,707	616,767	31,232,976
MFS Research Series	1,663,281	3,760,699	414,442	47,961,112
MFS Value Series	2,745,682	1,558,270	770,168	47,979,127

	$7,309,836	$20,336,550	$14,006,706	$804,155,707

18

MFS Conservative Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Conservative Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Conservative Allocation Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the underlying funds’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Conservative Allocation Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS Conservative Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

20

MFS Conservative Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

21

MFS Conservative Allocation Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph Flaherty

22

MFS Conservative Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital Advisers LLC, an affiliate of MFS, and subadvised by Ibbotson Associates, Inc. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

23

MFS Conservative Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment adviser in December 2012 and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).

In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was approximately at the Lipper expense group median. Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Underlying Funds’ portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

24

MFS Conservative Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $6,299,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 19.08% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2014

MFS® GLOBAL REAL

ESTATE PORTFOLIO

MFS® Variable Insurance Trust III

VRE-ANN

MFS® GLOBAL REAL ESTATE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Real Estate Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Global Real Estate Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Simon Property Group, Inc., REIT	4.8%
Vornado Realty Trust, REIT	3.7%
Public Storage, Inc., REIT	3.6%
Mitsubishi Estate Co. Ltd.	3.0%
Westfield Corp., REIT	2.9%
Mitsui Fudosan Co. Ltd.	2.9%
Unibail-Rodamco, REIT	2.9%
Equity Lifestyle Properties, Inc., REIT	2.8%
AvalonBay Communities, Inc., REIT	2.8%
Ventas, Inc., REIT	2.7%

Equity industries
Real Estate	95.7%
Telecommunications-Wireless	1.3%
Medical & Health Technology & Services	0.9%

Issuer country weightings (x)
United States	55.2%
Japan	9.8%
Hong Kong	8.2%
United Kingdom	6.7%
Singapore	3.3%
Australia	2.9%
France	2.9%
Germany	2.1%
Brazil	1.9%
Other Countries	7.0%

Currency exposure weightings (y)
United States Dollar	55.2%
Japanese Yen	9.8%
Euro	9.2%
Hong Kong Dollar	8.2%
British Pound Sterling	6.7%
Singapore Dollar	3.3%
Australian Dollar	2.9%
Brazilian Real	1.9%
Canadian Dollar	1.6%
Other Currencies	1.2%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Real Estate Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Global Real Estate Portfolio (“fund”) provided a total return of 15.62%, while Service Class shares of the fund provided a total return of 15.31%. These compare with a return of 15.89% over the same period for the fund’s benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Weak security selection within U.S. real estate investments detracted from performance relative to the FTSE EPRA/NAREIT Developed Real Estate Index. Not owning senior housing and health care real estate company Health & Retire Property and regional malls rental property company General Growth Properties detracted from relative performance. The fund’s holdings of timberland company Plum Creek Timber (b) and an underweight position in real estate company Equity Residential (h) also held back relative results.

The fund’s out-of-benchmark holdings in Brazilian real estate investments were a primary detractor from relative results. Within this sector, holdings of weak-performing shopping mall real estate company Multiplan Empreendimentos (b) hindered relative results.

Elsewhere, the fund’s overweight position in Japanese real estate companies Mitsui Fudosan, NTT Urban Development and Mitsubishi Estate, and Hong Kong-based real estate company Hang Lung Properties detracted from relative performance as all three securities underperformed the benchmark during the period. Holdings of retail real estate company Atrium European Real Estate (b) (United Kingdom) company also weakened relative returns.

Contributors to Performance

The combination of positive security selection and an underweight position in Japanese real estate investments was a positive factor for relative returns, as the Japanese real estate market was one of the weakest performing countries over the reporting period. Not holding shares of poor-performing real estate companies Sumitomo Realty & Development and Tokyo Tatemono were notable contributors to relative results.

Strong security selection in Singaporean real estate investments also contributed to relative performance. There were no individual securities within this country that were among the fund’s top relative contributors.

Elsewhere, the fund’s overweight positions in resort operator Equity Lifestyle, life science real estate company Alexandria Real Estate Equities, community real estate company AvalonBay Communities and real estate companies Vornado Realty, Henderson Land Development, and Digital Realty, strengthened relative results as all six securities outperformed the benchmark over the reporting period. In addition, the fund’s avoidance of poor-performing real estate company American Realty Capital Properties and the timing of the fund’s ownership in shares of shopping center operator Scentre (h) (Australia) also boosted relative performance.

Respectfully,

Richard Gable

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

3

MFS Global Real Estate Portfolio

Management Review – continued

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Real Estate Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	12/07/98	15.62%	10.95%	4.82%
Service Class	2/01/04	15.31%	10.67%	4.55%

Comparative benchmark
FTSE EPRA/NAREIT Developed Real Estate Index (f)		15.89%	12.03%	6.90%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Real Estate Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.95%	$1,000.00	$1,030.96	$4.86
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84
Service Class	Actual	1.20%	$1,000.00	$1,029.49	$6.14
	Hypothetical (h)	1.20%	$1,000.00	$1,019.16	$6.11

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Global Real Estate Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 97.9%
Medical & Health Technology & Services – 0.9%
Capital Senior Living Corp. (a)	89,778	$2,236,370

Real Estate – 95.7%
Advance Residence Investment Corp., REIT	1,190	$3,177,504
Alexandria Real Estate Equities, Inc., REIT	45,475	4,035,452
Ascendas India Trust, REIT	7,925,000	4,872,130
Atrium European Real Estate Ltd.	842,815	4,171,180
AvalonBay Communities, Inc., REIT	41,336	6,753,889
Big Yellow Group PLC, REIT	507,056	4,782,149
Boston Properties, Inc., REIT	36,525	4,700,402
British Land Co. PLC, REIT	316,714	3,804,712
Canadian Apartment Properties, REIT	178,740	3,866,187
Concentradora Fibra Danhos S.A. de C.V., REIT	646,178	1,591,165
Corporate Office Properties Trust, REIT	141,979	4,027,944
Digital Realty Trust, Inc., REIT	41,616	2,759,141
EastGroup Properties, Inc., REIT	19,486	1,233,854
Equity Lifestyle Properties, Inc., REIT	132,036	6,806,456
Federal Realty Investment Trust, REIT	19,924	2,659,057
Gramercy Property Trust, Inc., REIT	455,077	3,140,031
Grand City Properties S.A. (a)	55,371	815,411
Hang Lung Properties Ltd.	1,244,944	3,469,520
Henderson Land Development Co. Ltd.	611,951	4,247,810
Hibernia PLC, REIT (a)	1,880,495	2,468,910
Home Properties, Inc., REIT	71,934	4,718,870
Host Hotels & Resorts, Inc., REIT	238,856	5,677,607
Intu Properties PLC, REIT	701,851	3,629,417
Kenedix Office Investment Corp., REIT	791	4,440,528
Lar Espana Real Estate Socimi S.A., REIT (a)	334,638	3,715,626
LEG Immobilien AG	34,313	2,573,853
Link REIT	943,264	5,888,146
LondonMetric Property PLC, REIT	650,559	1,539,873
Mapletree Logistics Trust, REIT	3,457,000	3,090,542
Medical Properties Trust, Inc., REIT	245,665	3,385,264
Mid-America Apartment Communities, Inc., REIT	84,148	6,284,173
Mitsubishi Estate Co. Ltd.	349,069	7,387,820
Mitsui Fudosan Co. Ltd.	260,075	6,994,852
Multiplan Empreendimentos Imobiliarios S.A.	259,684	4,581,479
National Health Investors, Inc., REIT	36,089	2,524,786
NTT Urban Development Corp.	185,200	1,857,821
Plum Creek Timber Co. Inc., REIT	151,168	6,468,479
Prologis Property Mexico S.A. de C.V., REIT	633,121	1,171,083
Public Storage, Inc., REIT	47,670	8,811,800
Quintain Estates & Development PLC (a)	1,716,639	2,548,466
Rexford Industrial Realty, Inc., REIT	282,607	4,439,756
Simon Property Group, Inc., REIT	63,669	11,594,762
Starwood Property Trust, Inc., REIT	130,767	3,039,025
Sun Hung Kai Properties Ltd.	415,433	6,281,931
TAG Immobilien AG	142,678	1,660,869
Tanger Factory Outlet Centers, Inc., REIT	164,505	6,080,105
Unibail-Rodamco, REIT	27,155	6,940,480

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Real Estate – continued
Ventas, Inc., REIT	90,844	$6,513,515
Vornado Realty Trust, REIT	75,899	8,934,071
Washington Prime Group, Inc., REIT	322,886	5,560,097
Westfield Corp., REIT	964,283	7,050,088
Weyerhaeuser Co., REIT	87,586	3,143,460

		$231,911,548

Telecommunications – Wireless – 1.3%
American Tower Corp., REIT	30,875	$3,051,994

Total Common Stocks (Identified Cost, $197,954,176)		$237,199,912

MONEY MARKET FUNDS – 2.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	4,745,202	$4,745,202

Total Investments (Identified Cost, $202,699,378)		$241,945,114

OTHER ASSETS, LESS LIABILITIES – 0.1%		349,348

NET ASSETS – 100.0%		$242,294,462

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

7

MFS Global Real Estate Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $197,954,176)	$237,199,912
Underlying affiliated funds, at cost and value	4,745,202
Total investments, at value (identified cost, $202,699,378)	$241,945,114
Foreign currency, at value (identified cost, $24)	24
Receivables for
Fund shares sold	12
Dividends	923,023
Other assets	2,360
Total assets		$242,870,533
Liabilities
Payables for fund shares reacquired	$406,028
Payable to affiliates
Investment adviser	81,574
Shareholder servicing costs	31
Distribution and/or service fees	1,375
Payable for independent Trustees’ compensation	62
Accrued expenses and other liabilities	87,001
Total liabilities		$576,071
Net assets		$242,294,462
Net assets consist of
Paid-in capital	$216,289,043
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	39,234,635
Accumulated net realized gain (loss) on investments and foreign currency	(21,986,206)
Undistributed net investment income	8,756,990
Net assets		$242,294,462
Shares of beneficial interest outstanding		16,469,270

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$143,090,445	10,178,545	$14.06
Service Class	99,204,017	6,290,725	15.77

See Notes to Financial Statements

8

MFS Global Real Estate Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$7,693,112
Dividends from underlying affiliated funds	1,155
Foreign taxes withheld	(263,178)
Total investment income		$7,431,089
Expenses
Management fee	$2,324,381
Distribution and/or service fees	271,557
Shareholder servicing costs	6,776
Administrative services fee	45,230
Independent Trustees’ compensation	9,024
Custodian fee	77,495
Audit and tax fees	56,930
Legal fees	2,247
Miscellaneous	13,837
Total expenses		$2,807,477
Reduction of expenses by investment adviser	(80,034)
Net expenses		$2,727,443
Net investment income		$4,703,646
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$30,253,193
Foreign currency	(47,098)
Net realized gain (loss) on investments and foreign currency		$30,206,095
Change in unrealized appreciation (depreciation)
Investments	$2,831,874
Translation of assets and liabilities in foreign currencies	(12,733)
Net unrealized gain (loss) on investments and foreign currency translation		$2,819,141
Net realized and unrealized gain (loss) on investments and foreign currency		$33,025,236
Change in net assets from operations		$37,728,882

See Notes to Financial Statements

9

MFS Global Real Estate Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$4,703,646	$5,079,157
Net realized gain (loss) on investments and foreign currency	30,206,095	20,514,036
Net unrealized gain (loss) on investments and foreign currency translation	2,819,141	(11,713,698)
Change in net assets from operations	$37,728,882	$13,879,495
Distributions declared to shareholders
From net investment income	$(5,107,056)	$(13,254,054)
Change in net assets from fund share transactions	$(55,614,359)	$3,287,424
Total change in net assets	$(22,992,533)	$3,912,865
Net assets
At beginning of period	265,286,995	261,374,130
At end of period (including undistributed net investment income of $8,756,990 and $5,230,839, respectively)	$242,294,462	$265,286,995

See Notes to Financial Statements

10

MFS Global Real Estate Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.43	$12.54	$9.75	$11.44	$11.23
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.26	$0.25	$0.21	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	1.68	0.34	2.66	(1.08)	1.28
Total from investment operations	$1.94	$0.60	$2.91	$(0.87)	$1.62
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.71)	$(0.12)	$(0.82)	$(1.41)
Net asset value, end of period (x)	$14.06	$12.43	$12.54	$9.75	$11.44
Total return (%) (k)(r)(s)(x)	15.62	5.07	29.93	(7.59)	15.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.01	1.09	1.15	1.11
Expenses after expense reductions (f)	0.95	0.95	1.05	1.10	1.10
Net investment income	1.93	2.02	2.21	1.89	3.07
Portfolio turnover	25	34	54	27	40
Net assets at end of period (000 omitted)	$143,090	$151,176	$147,846	$87,924	$111,981

See Notes to Financial Statements

11

MFS Global Real Estate Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.91	$13.94	$10.84	$12.61	$12.25
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.26	$0.23	$0.20	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	1.88	0.38	2.96	(1.17)	1.40
Total from investment operations	$2.13	$0.64	$3.19	$(0.97)	$1.74
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.67)	$(0.09)	$(0.80)	$(1.38)
Net asset value, end of period (x)	$15.77	$13.91	$13.94	$10.84	$12.61
Total return (%) (k)(r)(s)(x)	15.31	4.84	29.47	(7.74)	14.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.26	1.34	1.41	1.37
Expenses after expense reductions (f)	1.20	1.20	1.30	1.35	1.35
Net investment income	1.67	1.78	1.88	1.60	2.80
Portfolio turnover	25	34	54	27	40
Net assets at end of period (000 omitted)	$99,204	$114,111	$113,528	$117,846	$142,500

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS Global Real Estate Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Real Estate Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value

13

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$128,580,360	$—	$—	$128,580,360
Japan	—	23,858,525	—	23,858,525
Hong Kong	—	19,887,407	—	19,887,407
United Kingdom	2,548,466	13,756,151	—	16,304,617
Singapore	—	7,962,672	—	7,962,672
Australia	—	7,050,088	—	7,050,088
France	—	6,940,480	—	6,940,480
Germany	5,050,133	—	—	5,050,133
Brazil	—	4,581,479	—	4,581,479
Other Countries	16,984,151	—	—	16,984,151
Mutual Funds	4,745,202	—	—	4,745,202
Total Investments	$157,908,312	$84,036,802	$—	$241,945,114

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $54,008,764 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

14

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2014, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$5,107,056	$13,254,054

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$206,122,541
Gross appreciation	39,518,017
Gross depreciation	(3,695,444)
Net unrealized appreciation (depreciation)	$35,822,573
Undistributed ordinary income	8,495,311
Capital loss carryforwards	(18,563,043)
Other temporary differences	250,578

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/17	$(18,563,043)

The availability of $18,563,043 of the capital loss carryforwards of the fund may be limited in a given year due to a change in ownership of the fund on July 31, 2013.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

15

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$3,264,522	$8,107,917
Service Class	1,842,534	5,146,137
Total	$5,107,056	$13,254,054

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $11,833, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.95% of average daily net assets for the Initial Class shares and 1.20% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014, this reduction amounted to $67,749 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $6,676, which equated to 0.0026% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $100.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0175% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision

16

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $1,219 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $452, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $63,762,664 and $120,534,403, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	243,027	$3,192,041	1,350,559	$17,005,810
Service Class	40,927	616,509	1,026,889	14,243,203
	283,954	$3,808,550	2,377,448	$31,249,013
Shares issued to shareholders in reinvestment of distributions
Initial Class	234,184	$3,264,522	689,449	$8,107,917
Service Class	117,734	1,842,534	390,747	5,146,137
	351,918	$5,107,056	1,080,196	$13,254,054
Shares reacquired
Initial Class	(2,462,450)	$(33,387,021)	(1,664,486)	$(21,762,360)
Service Class	(2,072,905)	(31,142,944)	(1,355,722)	(19,453,283)
	(4,535,355)	$(64,529,965)	(3,020,208)	$(41,215,643)
Net change
Initial Class	(1,985,239)	$(26,930,458)	375,522	$3,351,367
Service Class	(1,914,244)	(28,683,901)	61,914	(63,943)
	(3,899,483)	$(55,614,359)	437,436	$3,287,424

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 27%, 11%, and 7%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary

17

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $978 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,742,543	60,121,758	(58,119,099)	4,745,202

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,155	$4,745,202

18

MFS Global Real Estate Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Global Real Estate Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Real Estate Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Real Estate Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

19

MFS Global Real Estate Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

20

MFS Global Real Estate Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

21

MFS Global Real Estate Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Richard Gable

22

MFS Global Real Estate Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital Advisers LLC (“Sun Capital”), an affiliate of MFS, and subadvised by MFS. Following shareholder approval, MFS became the investment adviser of the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2013, they had

23

MFS Global Real Estate Portfolio

Board Review of Investment Advisory Agreement – continued

met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s three-year performance relative to its Lipper performance universe improved for the period ended December 31, 2013, as compared to the prior year. The Trustees also noted that MFS became the Fund’s investment adviser in December 2012. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

24

MFS Global Real Estate Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2014

MFS® GROWTH

ALLOCATION PORTFOLIO

MFS® Variable Insurance Trust III

VGA-ANN

MFS® GROWTH ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Allocation Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Growth Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Growth Series	11.1%
MFS Value Series	11.0%
MFS Research Series	10.0%
MFS Mid Cap Value Portfolio	9.1%
MFS Mid Cap Growth Series	9.1%
MFS Research International Portfolio	8.9%
MFS High Yield Portfolio	5.0%
MFS Global Real Estate Portfolio	5.0%
MFS International Growth Portfolio	5.0%
MFS International Value Portfolio	5.0%
MFS Research Bond Series	5.0%
MFS Inflation-Adjusted Bond Portfolio	4.9%
MFS Global Governments Portfolio	4.0%
MFS New Discovery Value Portfolio	2.0%
MFS New Discovery Series	2.0%
MFS Limited Maturity Portfolio	2.0%
MFS Emerging Markets Equity Portfolio	0.9%
Cash & Other (o)	0.0%

Portfolio actual allocation

(o)	Less than 0.1%.

Cash & Other can include cash, other assets less liabilities, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

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MFS Growth Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Growth Allocation Portfolio (“fund”) provided a total return of 5.39%, while Service Class shares of the fund provided a total return of 5.04%. These compare with a return of 13.69% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”). The fund’s other benchmark, the MFS Growth Allocation Portfolio Blended Index (“Blended Index”), generated a return of 8.40%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Factors Affecting Performance

The fund underperformed the Blended Index over the period. US equities significantly outperformed international stocks during the period, however several of the funds held within the US equities market segment underperformed their respective benchmarks, particularly the fund’s holdings in the MFS Growth Series, MFS Mid Cap Value Portfolio, MFS Research Series and MFS Value Series. Additionally, the fund’s allocations in the MFS New Discovery Value Portfolio, the MFS New Discovery Series and the MFS Mid Cap Growth Series dampened relative results as mid cap growth and small cap stocks generally underperformed large cap stocks.

The fund’s investments in segments of the fixed income market delivered positive returns but underperformed the fixed income portion of the Blended Index as investors extended into longer maturity bonds which helped flatten the yield curve. Consequently, the fund’s allocation to the relatively shorter duration MFS Limited Maturity Portfolio dragged down performance relative to the fixed income portion of the blended index. Additionally, the fund’s investment in the MFS Global Governments Portfolio held back relative performance as international bonds underperformed US bonds.

Respectfully,

Joseph Flaherty

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Growth Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	5.39%	9.81%	9.87%
Service Class	10/01/08	5.04%	9.54%	9.60%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		13.69%	15.45%	11.94%
MFS Growth Allocation Portfolio Blended Index (f)(w)		8.40%	11.20%	9.43%
Barclays U.S. Aggregate Bond Index (f)		5.97%	4.45%	5.25%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		15.89%	12.03%	8.34%
MSCI EAFE Index (f)		(4.48)%	5.81%	5.61%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

(w)	As of December 31, 2014, the MFS Growth Allocation Portfolio Blended Index was comprised of 54% Standard & Poor’s 500 Stock Index, 21% Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE Index, and 5% FTSE EPRA/NAREIT Developed Real Estate Index.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI EAFE Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

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MFS Growth Allocation Portfolio

Performance Summary – continued

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Growth Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.02%	$1,000.00	$1,005.22	$0.10
	Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10
Service Class	Actual	0.27%	$1,000.00	$1,003.44	$1.36
	Hypothetical (h)	0.27%	$1,000.00	$1,023.84	$1.38

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

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MFS Growth Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

UNDERLYING AFFILIATED FUNDS – 100.0%
MFS Emerging Markets Equity Portfolio – Initial Class	382,048	$5,142,364
MFS Global Governments Portfolio – Initial Class	2,033,298	21,288,634
MFS Global Real Estate Portfolio – Initial Class	1,930,951	27,149,168
MFS Growth Series – Initial Class	1,502,382	59,719,670
MFS High Yield Portfolio – Initial Class	4,452,046	27,201,999
MFS Inflation-Adjusted Bond Portfolio – Initial Class	2,577,297	26,597,703
MFS International Growth Portfolio – Initial Class	2,037,206	27,074,471
MFS International Value Portfolio – Initial Class	1,243,253	27,015,896
MFS Limited Maturity Portfolio – Initial Class	1,051,186	10,753,638
MFS Mid Cap Growth Series – Initial Class	5,596,692	49,027,020
MFS Mid Cap Value Portfolio – Initial Class	5,003,638	49,035,652
MFS New Discovery Series – Initial Class	668,782	10,914,523
MFS New Discovery Value Portfolio – Initial Class	1,018,510	10,938,802
MFS Research Bond Series – Initial Class	1,996,160	26,948,164
MFS Research International Portfolio – Initial Class	3,301,572	48,070,888
MFS Research Series – Initial Class	1,865,594	54,307,448
MFS Value Series – Initial Class	2,934,865	59,695,146

Total Underlying Affiliated Funds (Identified Cost, $453,886,251)		$540,881,186

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	79,898	$79,898

Total Investments (Identified Cost, $453,966,149)		$540,961,084

OTHER ASSETS, LESS LIABILITIES – 0.0%		141,945

NET ASSETS – 100.0%		$541,103,029

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

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MFS Growth Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Underlying affiliated funds, at value (identified cost, $453,966,149)	$540,961,084
Receivables for
Investments sold	1,504,410
Fund shares sold	216
Other assets	4,768
Total assets		$542,470,478
Liabilities
Payable for fund shares reacquired	$1,311,100
Payable to affiliates
Administrator	96
Shareholder servicing costs	66
Distribution and/or service fees	7,445
Payable for independent Trustees’ compensation	16
Accrued expenses and other liabilities	48,726
Total liabilities		$1,367,449
Net assets		$541,103,029
Net assets consist of
Paid-in capital	$410,110,925
Unrealized appreciation (depreciation) on investments	86,994,935
Accumulated net realized gain (loss) on investments	22,483,006
Undistributed net investment income	21,514,163
Net assets		$541,103,029
Shares of beneficial interest outstanding		43,595,850

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$2,938,749	236,634	$12.42
Service Class	538,164,280	43,359,216	12.41

See Notes to Financial Statements

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MFS Growth Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Dividends from underlying affiliated funds		$7,493,239
Expenses
Distribution and/or service fees	$1,454,639
Shareholder servicing costs	15,019
Administrative services fee	17,498
Independent Trustees’ compensation	15,491
Custodian fee	49,631
Shareholder communications	2,215
Audit and tax fees	41,343
Legal fees	5,069
Miscellaneous	18,873
Total expenses		$1,619,778
Reduction of expenses by investment adviser	(1,030)
Net expenses		$1,618,748
Net investment income		$5,874,491
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments in underlying affiliated funds	$11,394,068
Capital gain distributions from underlying affiliated funds	27,665,452
Net realized gain (loss) on investments		$39,059,520
Change in unrealized appreciation (depreciation) on investments		$(16,027,525)
Net realized and unrealized gain (loss) on investments		$23,031,995
Change in net assets from operations		$28,906,486

See Notes to Financial Statements

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MFS Growth Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$5,874,491	$4,234,188
Net realized gain (loss) on investments	39,059,520	13,728,329
Net unrealized gain (loss) on investments	(16,027,525)	101,801,780
Change in net assets from operations	$28,906,486	$119,764,297
Distributions declared to shareholders
From net investment income	$(8,241,333)	$(13,774,200)
From net realized gain on investments	(9,859,000)	(52,412,075)
Total distributions declared to shareholders	$(18,100,333)	$(66,186,275)
Change in net assets from fund share transactions	$(91,527,582)	$5,305,733
Total change in net assets	$(80,721,429)	$58,883,755
Net assets
At beginning of period	621,824,458	562,940,703
At end of period (including undistributed net investment income of $21,514,163 and $8,241,012, respectively)	$541,103,029	$621,824,458

See Notes to Financial Statements

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MFS Growth Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.19	$11.22	$10.70	$12.47	$11.25
Income (loss) from investment operations
Net investment income (d)(l)	$0.16	$0.12	$0.26	$0.16	$0.18
Net realized and unrealized gain (loss) on investments	0.50	2.28	1.11	(0.64)	1.34
Total from investment operations	$0.66	$2.40	$1.37	$(0.48)	$1.52
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.32)	$(0.30)	$(0.23)	$(0.18)
From net realized gain on investments	(0.22)	(1.11)	(0.55)	(1.06)	(0.12)
Total distributions declared to shareholders	$(0.43)	$(1.43)	$(0.85)	$(1.29)	$(0.30)
Net asset value, end of period (x)	$12.42	$12.19	$11.22	$10.70	$12.47
Total return (%) (k)(r)(s)(x)	5.39	22.56	12.78	(3.66)	13.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.03	0.03	0.18	0.21	0.22
Expenses after expense reductions (f)(h)	0.03	0.03	N/A	0.21	0.20
Net investment income (l)	1.29	0.98	2.31	1.34	1.54
Portfolio turnover	1	4	72	16	38
Net assets at end of period (000 omitted)	$2,939	$2,858	$2,971	$2,143	$1,616

See Notes to Financial Statements

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MFS Growth Allocation Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.19	$11.21	$10.70	$12.47	$11.24
Income (loss) from investment operations
Net investment income (d)(l)	$0.12	$0.08	$0.18	$0.10	$0.12
Net realized and unrealized gain (loss) on investments	0.50	2.30	1.15	(0.61)	1.38
Total from investment operations	$0.62	$2.38	$1.33	$(0.51)	$1.50
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.29)	$(0.27)	$(0.20)	$(0.15)
From net realized gain on investments	(0.22)	(1.11)	(0.55)	(1.06)	(0.12)
Total distributions declared to shareholders	$(0.40)	$(1.40)	$(0.82)	$(1.26)	$(0.27)
Net asset value, end of period (x)	$12.41	$12.19	$11.21	$10.70	$12.47
Total return (%) (k)(r)(s)(x)	5.04	22.38	12.40	(3.90)	13.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.28	0.28	0.43	0.46	0.47
Expenses after expense reductions (f)(h)	0.28	0.28	N/A	0.45	0.45
Net investment income (l)	1.00	0.71	1.59	0.86	1.03
Portfolio turnover	1	4	72	16	38
Net assets at end of period (000 omitted)	$538,164	$618,967	$559,969	$546,019	$588,923

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

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MFS Growth Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Deleware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.

13

MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Mutual Funds	$540,961,084	$—	$—	$540,961,084

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or

14

MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as “Other” income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2014, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$10,447,293	$13,774,200
Long-term capital gains	7,653,040	52,412,075
Total distributions	$18,100,333	$66,186,275

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$455,074,936
Gross appreciation	88,120,028
Gross depreciation	(2,233,880)
Net unrealized appreciation (depreciation)	$85,886,148
Undistributed ordinary income	22,430,468
Undistributed long-term capital gain	22,675,488

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

15

MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$50,294	$75,329	$50,996	$260,226
Service Class	8,191,039	13,698,871	9,808,004	52,151,849
Total	$8,241,333	$13,774,200	$9,859,000	$52,412,075

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles such that fund operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which a fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $14,978, which equated to 0.0026% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $41.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0030% the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the

16

MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $2,743 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $1,030, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of shares of underlying funds aggregated $6,319,068 and $117,566,900, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	22,896	$282,675	36,900	$437,540
Service Class	631,045	7,699,626	1,291,017	15,393,936
	653,941	$7,982,301	1,327,917	$15,831,476
Shares issued to shareholders in reinvestment of distributions
Initial Class	8,142	$101,290	30,149	$335,555
Service Class	1,446,868	17,999,043	5,916,507	65,850,720
	1,455,010	$18,100,333	5,946,656	$66,186,275
Shares reacquired
Initial Class	(28,789)	$(355,588)	(97,508)	$(1,144,701)
Service Class	(9,514,366)	(117,254,628)	(6,343,793)	(75,567,317)
	(9,543,155)	$(117,610,216)	(6,441,301)	$(76,712,018)
Net change
Initial Class	2,249	$28,377	(30,459)	$(371,606)
Service Class	(7,436,453)	(91,555,959)	863,731	5,677,339
	(7,434,204)	$(91,527,582)	833,272	$5,305,733

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $2,212 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

17

MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Emerging Markets Equity Portfolio	417,933	25,268	(61,153)	382,048
MFS Global Governments Portfolio	2,311,333	77,169	(355,204)	2,033,298
MFS Global Real Estate Portfolio	2,448,416	75,240	(592,705)	1,930,951
MFS Growth Series	1,765,573	128,259	(391,450)	1,502,382
MFS High Yield Portfolio	4,876,475	296,482	(720,911)	4,452,046
MFS Inflation-Adjusted Bond Portfolio	3,032,449	105,981	(561,133)	2,577,297
MFS Institutional Money Market Portfolio	13	18,859,061	(18,779,176)	79,898
MFS International Growth Portfolio	2,113,249	133,972	(210,015)	2,037,206
MFS International Value Portfolio	1,427,945	34,145	(218,837)	1,243,253
MFS Limited Maturity Portfolio	1,180,813	42,669	(172,296)	1,051,186
MFS Mid Cap Growth Series	6,275,206	731,813	(1,410,327)	5,596,692
MFS Mid Cap Value Portfolio	5,604,863	650,783	(1,252,008)	5,003,638
MFS New Discovery Series	573,127	164,532	(68,877)	668,782
MFS New Discovery Value Portfolio	1,034,730	174,573	(190,793)	1,018,510
MFS Research Bond Series	2,319,684	97,024	(420,548)	1,996,160
MFS Research International Portfolio	3,493,761	124,327	(316,516)	3,301,572
MFS Research Series	2,180,043	170,559	(485,008)	1,865,594
MFS Value Series	3,576,853	153,882	(795,870)	2,934,865

Underlying Affiliated Funds	Realized Gain Amount	Capital Gain Amount	Dividend Amount	Ending Value
MFS Emerging Markets Equity Portfolio	$(12,338)	$—	$36,627	$5,142,364
MFS Global Governments Portfolio	(137,147)	—	124,060	21,288,634
MFS Global Real Estate Portfolio	640,941	—	639,091	27,149,168
MFS Growth Series	2,535,615	4,222,125	66,161	59,719,670
MFS High Yield Portfolio	115,969	—	1,576,926	27,201,999
MFS Inflation-Adjusted Bond Portfolio	(426,943)	—	258,699	26,597,703
MFS Institutional Money Market Portfolio	—	—	89	79,898
MFS International Growth Portfolio	375,477	1,284,716	259,473	27,074,471
MFS International Value Portfolio	983,458	—	559,312	27,015,896
MFS Limited Maturity Portfolio	(1,844)	45,714	147,788	10,753,638
MFS Mid Cap Growth Series	1,528,811	5,640,573	—	49,027,020
MFS Mid Cap Value Portfolio	1,048,627	5,678,751	516,530	49,035,652
MFS New Discovery Series	39,745	2,350,450	—	10,914,523
MFS New Discovery Value Portfolio	32,270	1,635,703	62,381	10,938,802
MFS Research Bond Series	(307,055)	—	837,727	26,948,164
MFS Research International Portfolio	714,387	530,398	960,155	48,070,888
MFS Research Series	1,722,165	4,307,265	474,675	54,307,448
MFS Value Series	2,541,930	1,969,757	973,545	59,695,146

	$11,394,068	$27,665,452	$7,493,239	$540,961,084

18

MFS Growth Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Growth Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Allocation Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the underlying funds’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Allocation Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS Growth Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

20

MFS Growth Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

21

MFS Growth Allocation Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph Flaherty

22

MFS Growth Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital Advisers LLC, an affiliate of MFS, and subadvised by Ibbotson Associates, Inc. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

23

MFS Growth Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment adviser in December 2012 and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).

In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was approximately at the Lipper expense group median. Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Underlying Funds’ portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

24

MFS Growth Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $8,419,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 20.92% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2014

MFS® INFLATION-ADJUSTED BOND PORTFOLIO

MFS® Variable Insurance Trust III

VIA-ANN

MFS® INFLATION-ADJUSTED BOND PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Inflation-Adjusted Bond Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Inflation-Adjusted Bond Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	53.7%
U.S. Treasury Securities	31.6%

Composition including fixed income credit quality (a)(i)
AAA	12.4%
AA	35.2%
A	5.1%
BBB	1.0%
U.S. Government	31.6%
Cash & Other	14.7%

Portfolio facts (i)
Average Duration (d)	7.7
Average Effective Maturity (m)	15.7 yrs.

Issuer country weightings (i)(x)
United States	46.3%
United Kingdom	24.7%
France	9.8%
Japan	5.0%
Germany	4.8%
Canada	2.6%
Sweden	2.4%
Australia	2.0%
Spain	1.0%
Other Countries	1.4%

Currency exposure weightings (i)(y)
United States Dollar	42.4%
British Pound Sterling	33.7%
Euro	16.1%
Canadian Dollar	2.6%
Japanese Yen	1.8%
Swedish Krona	1.4%
Australian Dollar	1.3%
New Zealand Dollar	0.4%
Danish Krone	0.3%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Inflation-Adjusted Bond Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Inflation-Adjusted Bond Portfolio (“fund”) provided a total return of 3.71%, while Service Class shares of the fund provided a total return of 3.43%. These compare with a return of 4.08% over the same period for the fund’s benchmark, the Barclays World Government Inflation-Linked Bond Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Factors Affecting Performance

During the reporting period, the portion of the fund’s return derived from yield, which was less than that of the Barclays World Government Inflation-Linked Bond Index, was a primary detractor from relative performance. The fund’s yield curve (y) positioning in United Kingdom (UK), particularly a lesser exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve, was a negative factor for relative performance. A lesser exposure to Sweden also weakened relative returns. This was partially offset by the positive impact from yield curve positioning in the United States and Canada, most notably a greater exposure to the long end of the yield curve, as interest rates declined during the period. A lesser exposure to the euro also benefited relative returns as the euro underperformed other major currencies.

Respectfully,

Erik Weisman

Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Inflation-Adjusted Bond Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	3.71%	4.55%	4.86%
Service Class	10/01/08	3.43%	4.28%	4.58%

Comparative benchmark
Barclays World Government Inflation-Linked Bond Index (f)		4.08%	4.03%	4.25%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Barclays World Government Inflation-Linked Bond Index – measures the performance of the major government inflation-linked bond markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

4

MFS Inflation-Adjusted Bond Portfolio

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Inflation-Adjusted Bond Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.53%	$1,000.00	$977.67	$2.64
	Hypothetical (h)	0.53%	$1,000.00	$1,022.53	$2.70
Service Class	Actual	0.78%	$1,000.00	$976.48	$3.89
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Inflation-Adjusted Bond Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)

BONDS – 85.0%
International Market Sovereign – 53.5%
Commonwealth of Australia, Inflation Linked Bond, 1.25%, 2/21/22	AUD	5,631,120	$4,839,932
Commonwealth of Australia, Inflation Linked Bond, 3%, 9/20/25	AUD	2,720,816	2,773,981
Commonwealth of Australia, Inflation Linked Bond, 2%, 8/21/35	AUD	830,800	810,855
Federal Republic of Germany, Inflation Linked Bond, 1.5%, 4/15/16	EUR	5,949,512	7,255,794
Federal Republic of Germany, Inflation Linked Bond, 1.75%, 4/15/20	EUR	4,057,776	5,475,267
Federal Republic of Germany, Inflation Linked Bond, 0.1%, 4/15/23	EUR	4,974,096	6,286,868
Federal Republic of Germany, Inflation Linked Bond, 0.5%, 4/15/30	EUR	1,011,270	1,358,844
Government of Canada, Inflation Linked Bond, 4.25%, 12/01/21	CAD	1,969,851	2,180,078
Government of Canada, Inflation Linked Bond, 4%, 12/01/31	CAD	2,245,407	3,031,067
Government of Canada, Inflation Linked Bond, 2%, 12/01/41	CAD	5,219,006	6,010,707
Government of France, Inflation Linked Bond, 1.8%, 7/25/40	EUR	2,865,450	4,699,148
Government of France, Inflation Linked Bond, 1.3%, 7/25/19	EUR	1,411,119	1,839,780
Government of France, Inflation Linked Bond, 2.25%, 7/25/20	EUR	4,053,262	5,606,497
Government of France, Inflation Linked Bond, 2.1%, 7/25/23	EUR	3,019,253	4,416,670
Government of France, Inflation Linked Bond, 3.4%, 7/25/29	EUR	3,952,616	7,171,909
Government of France, Inflation Linked Bond, 3.15%, 7/25/32	EUR	5,412,213	9,901,704
Government of Japan, Inflation Linked Bond, 1%, 6/10/16	JPY	337,350,000	2,963,289
Government of Japan, Inflation Linked Bond, 1.3%, 9/10/17	JPY	775,500,000	7,093,643
Government of Japan, Inflation Linked Bond, 1.4%, 3/10/18	JPY	205,000,000	1,902,557
Government of Japan, Inflation Linked Bond, 1.4%, 6/10/18	JPY	513,000,000	4,763,174
Government of Japan, Inflation Linked Bond, 0.1%, 9/10/23	JPY	569,800,000	5,005,135
Government of New Zealand, Inflation Linked Bond, 2%, 9/20/25	NZD	2,569,750	1,998,506
Government of New Zealand, Inflation Linked Bond, 3%, 9/20/30	NZD	1,527,900	1,314,184
Kigndom of Sweden, Inflation Linked Bond, 0.25%, 6/01/22	SEK	15,131,297	2,006,504
Kingdom of Denmark, Inflation Linked Bond, 0.1%, 11/15/23	DKK	17,647,700	2,941,909
Kingdom of Spain, Inflation Linked Bond, 1.8%, 11/30/24	EUR	3,156,773	4,231,786

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – continued
Kingdom of Sweden, Inflation Linked Bond, 4%, 12/01/20	SEK	29,901,546	$4,805,427
Kingdom of Sweden, Inflation Linked Bond, 3.5%, 12/01/28	SEK	18,384,348	3,532,888
Republic of France, Inflation Linked Bond, 1.1%, 7/25/22	EUR	6,296,712	8,407,634
United Kingdom Treasury, Inflation Linked Bond, 4.125%, 7/22/30	GBP	1,606,241	4,514,113
United Kingdom Treasury, Inflation Linked Bond, 1.25%, 11/22/27	GBP	4,005,942	8,023,735
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/29	GBP	3,073,683	5,426,747
United Kingdom Treasury, Inflation Linked Bond, 1.25%, 11/22/32	GBP	3,020,279	6,562,835
United Kingdom Treasury, Inflation Linked Bond, 0.75%, 3/22/34	GBP	3,883,600	7,908,525
United Kingdom Treasury, Inflation Linked Bond, 2%, 1/26/35	GBP	2,106,458	5,198,514
United Kingdom Treasury, Inflation Linked Bond, 1.125%, 11/22/37	GBP	3,599,361	8,206,597
United Kingdom Treasury, Inflation Linked Bond, 0.625%, 3/22/40	GBP	3,877,313	8,257,407
United Kingdom Treasury, Inflation Linked Bond, 0.625%, 11/22/42	GBP	4,038,691	8,882,462
United Kingdom Treasury, Inflation Linked Bond, 0.75%, 11/22/47	GBP	3,060,912	7,326,380
United Kingdom Treasury, Inflation Linked Bond, 0.5%, 3/22/50	GBP	3,480,015	7,987,587
United Kingdom Treasury, Inflation Linked Bond, 0.25%, 3/22/52	GBP	798,435	1,731,927
United Kingdom Treasury, Inflation Linked Bond, 1.25%, 11/22/55	GBP	3,269,943	9,763,435
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/58	GBP	1,258,763	2,739,021
United Kingdom Treasury, Inflation Linked Bond, 0.375%, 3/22/62	GBP	3,435,323	8,486,027
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/68	GBP	2,203,235	5,195,999

			$230,837,048

U.S. Treasury Inflation Protected Securities – 31.5%
U.S. Treasury Bonds, 0.125%, 7/15/24		$4,958,859	$4,782,973
U.S. Treasury Bonds, 0.125%, 4/15/17		6,158,201	6,161,568
U.S. Treasury Bonds, 1.625%, 1/15/18		3,283,869	3,437,544
U.S. Treasury Bonds, 1.125%, 1/15/21		6,128,181	6,375,220
U.S. Treasury Bonds, 0.375%, 7/15/23		7,578,174	7,503,575
U.S. Treasury Bonds, 0.625%, 1/15/24		4,712,597	4,741,315
U.S. Treasury Bonds, 2.375%, 1/15/25		5,634,511	6,624,072
U.S. Treasury Bonds, 2%, 1/15/26		3,906,332	4,481,602
U.S. Treasury Bonds, 2.375%, 1/15/27		3,600,932	4,315,775
U.S. Treasury Bonds, 1.75%, 1/15/28		3,397,184	3,851,822
U.S. Treasury Bonds, 3.625%, 4/15/28		2,806,319	3,865,266

7

MFS Inflation-Adjusted Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Inflation Protected Securities – continued
U.S. Treasury Bonds, 2.5%, 1/15/29	$3,101,460	$3,857,200
U.S. Treasury Bonds, 3.875%, 4/15/29	4,555,978	6,533,199
U.S. Treasury Bonds, 3.375%, 4/15/32	1,386,905	1,970,488
U.S. Treasury Bonds, 2.125%, 2/15/40	1,616,742	2,101,386
U.S. Treasury Bonds, 2.125%, 2/15/41	2,240,669	2,933,702
U.S. Treasury Bonds, 0.75%, 2/15/42	4,116,212	4,012,664
U.S. Treasury Bonds, 0.625%, 2/15/43	2,766,175	2,609,064
U.S. Treasury Bonds, 1.375%, 2/15/44	5,252,869	5,965,289
U.S. Treasury Notes, 2.625%, 7/15/17	1,992,996	2,136,709
U.S. Treasury Notes, 0.125%, 4/15/18	6,529,412	6,505,436
U.S. Treasury Notes, 2.125%, 1/15/19	4,144,126	4,456,556
U.S. Treasury Notes, 1.875%, 7/15/19	4,113,697	4,418,691
U.S. Treasury Notes, 1.375%, 1/15/20	844,193	886,600
U.S. Treasury Notes, 1.25%, 7/15/20	2,282,647	2,398,028
U.S. Treasury Notes, 0.625%, 7/15/21	3,157,733	3,201,891
U.S. Treasury Notes, 0.125%, 1/15/22	8,056,217	7,848,520

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Inflation Protected Securities – continued
U.S. Treasury Notes, 0.125%, 7/15/22	$10,038,085	$9,792,624
U.S. Treasury Notes, 0.125%, 1/15/23	8,394,291	8,130,005

		$135,898,784

Total Bonds (Identified Cost, $362,929,090)		$366,735,832

MONEY MARKET FUNDS – 14.2%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	61,422,754	$61,422,754

Total Investments (Identified Cost, $424,351,844)		$428,158,586

OTHER ASSETS, LESS LIABILITIES – 0.8%		3,273,197

NET ASSETS – 100.0%		$431,431,783

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NZD	New Zealand Dollar

SEK	Swedish Krona

Derivative Contracts at 12/31/14

Forward Foreign Currency Exchange Contracts at 12/31/14

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Deutsche Bank AG	7,692,000	1/09/15	$6,511,836	$6,277,918	$233,918
SELL	AUD	Westpac Banking Corp.	3,506,631	1/09/15	3,034,621	2,861,979	172,642
SELL	CAD	Barclays Bank PLC	251,000	1/09/15	216,013	216,012	1
SELL	CAD	Goldman Sachs International	15,383,640	1/09/15	13,636,793	13,239,231	397,562
SELL	CAD	Merrill Lynch International	3,164,894	1/09/15	2,816,644	2,723,722	92,922
SELL	DKK	Barclays Bank PLC	5,093,565	1/09/15	862,148	827,657	34,491
SELL	DKK	UBS AG	5,093,565	1/09/15	862,074	827,657	34,417
SELL	EUR	Credit Suisse Group	7,919,463	1/09/15	10,020,886	9,583,356	437,530
SELL	EUR	Deutsche Bank AG	4,933,000	1/09/15	6,160,737	5,969,432	191,305
SELL	EUR	Goldman Sachs International	7,506,790	1/09/15	9,310,596	9,083,980	226,616
SELL	GBP	Barclays Bank PLC	503,000	1/09/15	788,891	783,952	4,939
SELL	GBP	Deutsche Bank AG	1,524,000	1/09/15	2,422,739	2,375,233	47,506
SELL	GBP	Goldman Sachs International	2,677,255	1/09/15	4,246,865	4,172,641	74,224
SELL	JPY	Credit Suisse Group	500,395,000	1/09/15	4,629,553	4,177,723	451,830
SELL	JPY	Deutsche Bank AG	2,756,656,541	1/09/15	25,098,292	23,014,913	2,083,379
SELL	JPY	Goldman Sachs International	958,087,403	1/09/15	8,192,935	7,998,928	194,007
BUY	NZD	Goldman Sachs International	7,490,000	1/09/15	5,782,947	5,840,851	57,904

8

MFS Inflation-Adjusted Bond Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/14 - continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
SELL	SEK	Credit Suisse Group	3,237,000	1/09/15	$450,188	$415,242	$34,946
SELL	SEK	Goldman Sachs International	47,263,045	1/09/15	6,530,742	6,062,905	467,837

							$5,237,976

Liability Derivatives
BUY	AUD	Barclays Bank PLC	258,000	1/09/15	$224,863	$210,570	$(14,293)
BUY	AUD	Goldman Sachs International	2,646,000	1/09/15	2,200,459	2,159,565	(40,894)
BUY	AUD	Westpac Banking Corp.	4,889,000	1/09/15	4,069,652	3,990,216	(79,436)
SELL	AUD	Deutsche Bank AG	212,000	1/09/15	171,442	173,026	(1,584)
BUY	CAD	Deutsche Bank AG	4,059,206	1/09/15	3,564,542	3,493,371	(71,171)
BUY	CAD	Goldman Sachs International	14,941,613	1/09/15	13,280,256	12,858,820	(421,436)
BUY	EUR	Brown Brothers Harriman	3,678,404	1/09/15	4,538,923	4,451,243	(87,680)
BUY	EUR	Credit Suisse Group	3,854,000	1/09/15	4,866,717	4,663,732	(202,985)
BUY	EUR	Deutsche Bank AG	5,449,000	1/09/15	6,795,096	6,593,845	(201,251)
BUY	EUR	Goldman Sachs International	3,447,000	1/09/15	4,389,129	4,171,221	(217,908)
BUY	EUR	Royal Bank of Scotland Group PLC	1,782,000	1/09/15	2,204,154	2,156,401	(47,753)
BUY	EUR	UBS AG	4,003,000	1/09/15	5,021,563	4,844,037	(177,526)
BUY	GBP	Credit Suisse Group	12,308,480	1/09/15	19,650,618	19,183,407	(467,211)
BUY	GBP	Deutsche Bank AG	1,963,166	1/09/15	3,170,264	3,059,696	(110,568)
BUY	GBP	Goldman Sachs International	4,414,030	1/09/15	6,992,096	6,879,495	(112,601)
BUY	GBP	Merrill Lynch International	10,912,318	1/09/15	17,470,567	17,007,416	(463,151)
BUY	GBP	Morgan Stanley Capital Services, Inc.	778,772	1/09/15	1,217,443	1,213,756	(3,687)
SELL	GBP	Goldman Sachs International	638,000	1/09/15	989,244	994,356	(5,112)
BUY	JPY	Brown Brothers Harriman	497,420,000	1/09/15	4,197,369	4,152,885	(44,484)
BUY	JPY	Deutsche Bank AG	260,874,000	1/09/15	2,196,003	2,177,998	(18,005)
BUY	JPY	Goldman Sachs International	569,338,000	1/09/15	4,898,278	4,753,318	(144,960)
BUY	JPY	JPMorgan Chase Bank N.A.	457,422,000	1/09/15	4,208,411	3,818,948	(389,463)
BUY	JPY	Morgan Stanley Capital Services, Inc.	1,013,078,000	1/09/15	8,597,283	8,458,037	(139,246)
SELL	JPY	Brown Brothers Harriman	263,573,000	1/09/15	2,172,857	2,200,532	(27,675)
BUY	NZD	Barclays Bank PLC	5,649,000	1/09/15	4,418,699	4,405,203	(13,496)
BUY	NZD	Goldman Sachs International	5,562,000	1/09/15	4,337,552	4,337,359	(193)
SELL	NZD	Goldman Sachs International	13,352,554	1/09/15	10,365,003	10,412,588	(47,585)
SELL	NZD	Westpac Banking Corp.	7,092,706	1/09/15	5,488,549	5,531,034	(42,485)
BUY	SEK	Barclays Bank PLC	2,279,000	1/09/15	316,631	292,350	(24,281)
BUY	SEK	Goldman Sachs International	13,812,292	1/09/15	1,800,261	1,771,841	(28,420)

							$(3,646,540)

At December 31, 2014, the fund had cash collateral of $540,000 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

9

MFS Inflation-Adjusted Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $362,929,090)	$366,735,832
Underlying affiliated funds, at cost and value	61,422,754
Total investments, at value (identified cost, $424,351,844)	$428,158,586
Restricted cash	540,000
Receivables for
Forward foreign currency exchange contracts	5,237,976
Interest	1,299,538
Other assets	3,782
Total assets		$435,239,882
Liabilities
Payables for
Forward foreign currency exchange contracts	$3,646,540
Fund shares reacquired	83,157
Payable to affiliates
Investment adviser	9,473
Shareholder servicing costs	40
Distribution and/or service fees	2,969
Payable for independent Trustees’ compensation	26
Accrued expenses and other liabilities	65,894
Total liabilities		$3,808,099
Net assets		$431,431,783
Net assets consist of
Paid-in capital	$435,782,514
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	5,359,358
Accumulated net realized gain (loss) on investments and foreign currency	(10,423,815)
Undistributed net investment income	713,726
Net assets		$431,431,783
Shares of beneficial interest outstanding		41,972,190

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$214,183,126	20,759,134	$10.32
Service Class	217,248,657	21,213,056	10.24

See Notes to Financial Statements

10

MFS Inflation-Adjusted Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Interest	$5,876,555
Dividends from underlying affiliated funds	30,089
Total investment income		$5,906,644
Expenses
Management fee	$2,303,031
Distribution and/or service fees	585,567
Shareholder servicing costs	8,786
Administrative services fee	72,279
Independent Trustees’ compensation	9,518
Custodian fee	74,110
Audit and tax fees	42,174
Legal fees	4,121
Miscellaneous	18,015
Total expenses		$3,117,601
Fees paid indirectly	(3)
Reduction of expenses by investment adviser	(21,906)
Net expenses		$3,095,692
Net investment income		$2,810,952
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(5,014,441)
Foreign currency	3,206,338
Net realized gain (loss) on investments and foreign currency		$(1,808,103)
Change in unrealized appreciation (depreciation)
Investments	$17,224,446
Translation of assets and liabilities in foreign currencies	(1,131,699)
Net unrealized gain (loss) on investments and foreign currency translation		$16,092,747
Net realized and unrealized gain (loss) on investments and foreign currency		$14,284,644
Change in net assets from operations		$17,095,596

See Notes to Financial Statements

11

MFS Inflation-Adjusted Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$2,810,952	$486,905
Net realized gain (loss) on investments and foreign currency	(1,808,103)	(7,629,854)
Net unrealized gain (loss) on investments and foreign currency translation	16,092,747	(20,150,589)
Change in net assets from operations	$17,095,596	$(27,293,538)
Distributions declared to shareholders
From net investment income	$(3,430,180)	$—
From net realized gain on investments	—	(30,280,009)
Total distributions declared to shareholders	$(3,430,180)	$(30,280,009)
Change in net assets from fund share transactions	$(61,164,878)	$5,105,894
Total change in net assets	$(47,499,462)	$(52,467,653)
Net assets
At beginning of period	478,931,245	531,398,898
At end of period (including undistributed net investment income of $713,726 and $676,011, respectively)	$431,431,783	$478,931,245

See Notes to Financial Statements

12

MFS Inflation-Adjusted Bond Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.04	$11.29	$11.34	$10.64	$10.34
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.02	$0.10	$0.25	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	0.29	(0.61)	0.76	1.00	0.40
Total from investment operations	$0.37	$(0.59)	$0.86	$1.25	$0.54
Less distributions declared to shareholders
From net investment income	$(0.09)	$—	$(0.10)	$(0.26)	$(0.14)
From net realized gain on investments	—	(0.66)	(0.81)	(0.29)	(0.10)
Total distributions declared to shareholders	$(0.09)	$(0.66)	$(0.91)	$(0.55)	$(0.24)
Net asset value, end of period (x)	$10.32	$10.04	$11.29	$11.34	$10.64
Total return (%) (k)(r)(s)(x)	3.71	(5.07)	7.74	11.90	5.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.56	0.65	0.66	0.66
Expenses after expense reductions (f)	0.54	0.56	N/A	0.65	0.65
Net investment income	0.72	0.22	0.87	2.23	1.34
Portfolio turnover	24	51	520	430	388
Net assets at end of period (000 omitted)	$214,183	$230,805	$227,553	$264,474	$217,591

See Notes to Financial Statements

13

MFS Inflation-Adjusted Bond Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013		2012	2011	2010
Net asset value, beginning of period	$9.96	$11.23		$11.31	$10.61	$10.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$(0.00	)(w)	$0.07	$0.20	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.29	(0.61)		0.75	1.03	0.38
Total from investment operations	$0.34	$(0.61)		$0.82	$1.23	$0.50
Less distributions declared to shareholders
From net investment income	$(0.06)	$—		$(0.09)	$(0.24)	$(0.11)
From net realized gain on investments	—	(0.66)		(0.81)	(0.29)	(0.10)
Total distributions declared to shareholders	$(0.06)	$(0.66)		$(0.90)	$(0.53)	$(0.21)
Net asset value, end of period (x)	$10.24	$9.96		$11.23	$11.31	$10.61
Total return (%) (k)(r)(s)(x)	3.43	(5.28)		7.42	11.70	4.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.81		0.90	0.91	0.91
Expenses after expense reductions (f)	0.79	0.81		N/A	0.90	0.90
Net investment income (loss)	0.46	(0.00	)(w)	0.61	1.78	1.09
Portfolio turnover	24	51		520	430	388
Net assets at end of period (000 omitted)	$217,249	$248,127		$303,846	$280,788	$161,359

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Inflation-Adjusted Bond Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Inflation-Adjusted Bond Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and

15

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$135,898,784	$—	$135,898,784
Non-U.S. Sovereign Debt	—	230,837,048	—	230,837,048
Mutual Funds	61,422,754	—	—	61,422,754
Total Investments	$61,422,754	$366,735,832	$—	$428,158,586

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,591,436	$—	$1,591,436

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund also invests in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$5,237,976	$(3,646,540)

16

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$3,254,806

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$(1,067,447)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally

17

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$3,430,180	$24,069,446
Long-term capital gains	—	6,210,563
Total distributions	$3,430,180	$30,280,009

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$425,853,209
Gross appreciation	17,305,801
Gross depreciation	(15,000,424)
Net unrealized appreciation (depreciation)	$2,305,377
Undistributed ordinary income	2,265,736
Capital loss carryforwards	(8,722,511)
Other temporary differences	(199,333)

As of December 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(4,410,922)
Long-Term	(4,311,589)
Total	$(8,722,511)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

18

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$2,011,219	$—	$—	$14,003,841
Service Class	1,418,961	—	—	16,276,168
Total	$3,430,180	$—	$—	$30,280,009

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $21,096, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.50% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $8,719, which equated to 0.0019% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $67.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0157% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective

19

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $2,205 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $810, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$56,299,438	$112,593,276
Investments (non-U.S. Government securities)	$43,459,767	$61,524,216

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	325,231	$3,326,715	2,338,408	$24,593,406
Service Class	709,444	7,334,743	2,829,388	29,787,750
	1,034,675	$10,661,458	5,167,796	$54,381,156
Shares issued to shareholders in reinvestment of distributions
Initial Class	189,917	$2,011,219	1,431,886	$14,003,841
Service Class	134,754	1,418,961	1,674,503	16,276,168
	324,671	$3,430,180	3,106,389	$30,280,009
Shares reacquired
Initial Class	(2,751,116)	$(28,695,208)	(932,212)	$(9,958,556)
Service Class	(4,545,696)	(46,561,308)	(6,636,783)	(69,596,715)
	(7,296,812)	$(75,256,516)	(7,568,995)	$(79,555,271)
Net change
Initial Class	(2,235,968)	$(23,357,274)	2,838,082	$28,638,691
Service Class	(3,701,498)	(37,807,604)	(2,132,892)	(23,532,797)
	(5,937,466)	$(61,164,878)	705,190	$5,105,894

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 25%, 19%, and 6%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $1,741 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

20

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	49,905,363	148,199,128	(136,681,737)	61,422,754

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$30,089	$61,422,754

21

MFS Inflation-Adjusted Bond Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Inflation-Adjusted Bond Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Inflation-Adjusted Bond Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Inflation-Adjusted Bond Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS Inflation-Adjusted Bond Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

23

MFS Inflation-Adjusted Bond Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

24

MFS Inflation-Adjusted Bond Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Erik Weisman

25

MFS Inflation-Adjusted Bond Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital Advisers LLC, an affiliate of MFS, and subadvised by BlackRock Financial Management, Inc. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

26

MFS Inflation-Adjusted Bond Portfolio

Board Review of Investment Advisory Agreement – continued

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2013, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that MFS became the Fund’s investment adviser in December 2012 and that the Fund’s three-year performance as compared to its benchmark improved for the period ended December 31, 2013, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the Fund’s lower total expense ratio under MFS’ management, effective as of the close of business on December 7, 2012, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

27

MFS Inflation-Adjusted Bond Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2014

MFS® LIMITED

MATURITY PORTFOLIO

MFS® Variable Insurance Trust III

VLT-ANN

MFS® LIMITED MATURITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Limited Maturity Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Limited Maturity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	71.6%
Asset-Backed Securities	9.2%
Non-U.S. Government Bonds	8.0%
Mortgage-Backed Securities	3.8%
U.S. Government Agencies	2.0%
Municipal Bonds	1.6%
Emerging Markets Bonds	1.6%
Commercial Mortgage-Backed Securities	0.9%
Collateralized Debt Obligations	0.8%
Residential Mortgage-Backed Securities	0.4%
U.S. Treasury Securities	(1.8)%

Composition including fixed income credit quality (a)(i)
AAA	19.2%
AA	12.5%
A	36.9%
BBB	25.4%
Federal Agencies	5.8%
Not Rated	(1.7)%
Cash & Other	1.9%

Portfolio facts (i)
Average Duration (d)	1.4
Average Effective Maturity (m)	2.0 yrs.

Issuer country weightings (i)(x)
United States	60.7%
United Kingdom	5.9%
France	4.0%
Netherlands	3.9%
Norway	3.7%
Australia	3.5%
Japan	3.5%
Sweden	3.3%
Canada	2.7%
Other Countries	8.8%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

MFS Limited Maturity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Limited Maturity Portfolio (“fund”) provided a total return of 0.80%, while Service Class shares of the fund provided a total return of 0.49%. These compare with a return of 0.77% over the same period for the fund’s benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Factors Affecting Performance

During the reporting period, the fund’s greater exposure to “A” and “BBB” rated (r) securities detracted from performance relative to the Barclays 1-3 Year U.S. Government/Credit Bond Index.

On the positive side, strong bond selection and a greater exposure to both the financial and industrial sectors contributed to relative returns.

Respectfully,

James Calmas

Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Limited Maturity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	3/07/08	0.80%	1.34%	2.00%
Service Class	3/07/08	0.49%	1.06%	1.73%

Comparative benchmark
Barclays 1-3 Year U.S. Government/Credit Bond Index (f)		0.77%	1.41%	1.92%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Barclays 1-3 Year U.S. Government/Credit Bond Index – a market capitalization-weighted index that measures the performance of the short-term (1 to 3 years) investment-grade corporate and U.S. government bond markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

MFS Limited Maturity Portfolio

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Limited Maturity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.43%	$1,000.00	$999.31	$2.17
	Hypothetical (h)	0.43%	$1,000.00	$1,023.04	$2.19
Service Class	Actual	0.68%	$1,000.00	$998.09	$3.42
	Hypothetical (h)	0.68%	$1,000.00	$1,021.78	$3.47

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MFS Limited Maturity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 99.4%
Asset-Backed & Securitized – 11.2%
AmeriCredit Automobile Receivables Trust, “A2”, 0.74%, 11/08/16	$1,025,659	$1,025,908
AmeriCredit Automobile Receivables Trust, 2014-2, “A2B”, FRN, 0.437%, 10/10/17	2,490,000	2,489,243
ARI Fleet Lease Trust, “A2”, 0.81%, 11/15/22 (n)	1,630,000	1,628,833
Babson Ltd., CLO, “A1”, FRN, 0.455%, 1/18/21 (z)	1,457,497	1,455,510
Bank of America Auto Trust, “A-3”, 0.78%, 6/15/16	759,511	759,608
BMW Vehicle Lease Trust, “A2”, 0.45%, 3/21/16	2,568,128	2,567,714
Capital Auto Receivables Asset Trust, 2013-4, “A1”, FRN, 0.545%, 3/21/16	2,680,063	2,679,945
Carmax Auto Owner Trust, 2014-4, “A2A”, 0.67%, 2/15/18	3,360,000	3,356,294
Cent CDO XI Ltd., “A1”, FRN, 0.493%, 4/25/19 (n)	2,270,881	2,247,277
Chesapeake Funding LLC, “A”, FRN, 0.607%, 1/07/25 (n)	2,807,932	2,805,284
Chrysler Capital Auto Receivables Trust, 2013-AA, “A2”, 0.61%, 11/15/16 (n)	1,159,660	1,159,827
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	1,005,000	1,063,930
CNH Equipment Trust, “A2”, 0.63%, 6/15/16	2,810,000	2,808,626
CNH Equipment Trust, “A2”, 0.63%, 1/17/17	805,410	805,611
CNH Wholesale Master Note Trust, “A”, FRN, 0.76%, 8/15/19 (n)	4,280,000	4,289,536
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.898%, 9/15/39	1,481,614	1,593,440
CWCapital Cobalt Ltd., “A4”, FRN, 5.765%, 5/15/46	1,718,154	1,864,762
DT Auto Owner Trust, 0.98%, 4/16/18 (n)	2,900,000	2,898,246
Education Loan Asset-Backed Trust, “A-1”, FRN, 0.619%, 6/25/22 (z)	117,920	117,924
Enterprise Fleet Financing LLC, 2014-1, “A2”, 0.87%, 9/20/19 (n)	3,795,513	3,794,086
FDIC Stuctured Sale Guaranteed Notes, “1-A”, FRN, 0.719%, 2/25/48 (n)	531,112	531,313
Ford Credit Auto Owner Trust, 2014-1,“A”, 2.26%, 11/15/25 (n)	1,104,000	1,109,932
Ford Credit Auto Owner Trust, 2014-2,“A”, 2.31%, 4/15/26 (n)	3,515,000	3,524,097
Ford Credit Floorplan Master Owner Trust, “A”, 1.92%, 1/15/19	2,310,000	2,336,071
GE Dealer Floorplan Master Note Trust, 2014-1, “A”, FRN, 0.545%, 7/20/19	3,210,000	3,206,899
GE Equipment Small Ticket LLC, “A2”, 0.73%, 1/25/16 (n)	465,852	466,251

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
GE Equipment Transportation LLC, 2013-2, “A2”, 0.61%, 6/24/16	$2,494,480	$2,496,144
GM Financial Automobile Leasing Trust, 2014-2A, “A2”, 0.73%, 2/20/17 (n)	3,130,000	3,131,315
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 0.711%, 12/10/27 (n)	4,460,000	4,461,699
HLSS Servicer Advance Receivables Trust, 2014-T1, “A1”, 1.243%, 1/17/45 (n)	1,400,000	1,400,000
Honda Auto Receivables Owner Trust, “A2”, 0.54%, 1/15/16	888,627	888,669
Hyundai Auto Lease Securitization Trust, “A2”, 0.75%, 3/15/16 (n)	1,821,499	1,822,468
Hyundai Auto Receivables Trust, “A-3”, 0.62%, 9/15/16	649,510	649,734
John Deere Owner Trust, “A2”, 0.55%, 1/15/16	272,125	272,161
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 1/15/49	2,458,474	2,625,395
Kingsland III Ltd., “A1”, CDO, FRN, 0.447%, 8/24/21 (n)	1,226,017	1,220,531
Kubota Credit Owner Trust, “A2”, 0.58%, 2/15/17 (n)	1,630,000	1,629,439
Lanark Master Issuer PLC, “1-A”, FRN, 1.632%, 12/22/54	3,480,025	3,512,194
Mercedes-Benz Auto Lease Trust, 2013-B, “A2”, 0.53%, 9/15/15	1,182,329	1,182,456
Motor PLC, “A1”, FRN, 0.649%, 8/25/21 (n)	1,922,816	1,922,885
Race Point CLO Ltd., “A1A”, FRN, 0.432%, 8/01/21 (n)	1,767,799	1,757,896
SLM Student Loan Trust, “A-2”, FRN, 0.433%, 1/25/16	53,329	53,327
SLM Student Loan Trust, “A-4”, FRN, 0.313%, 10/25/21	2,292,338	2,288,162
Student Loan Consolidation Center, “A”, FRN, 1.389%, 10/25/27 (n)	1,205,958	1,237,694
Volkswagen Auto Lease Trust, 2014-A, “A2B”, FRN, 0.375%, 10/20/16	1,494,367	1,493,391
Volkswagen Credit Auto Master Trust, 2014-1A, “A1”, FRN, 0.515%, 7/22/19 (n)	4,620,000	4,623,137
Volvo Financial Equipment LLC, “A2”, 0.53%, 11/16/15 (n)	37,017	37,012
Wheels SPV LLC, 2014-1A, “A2”, 0.84%, 3/20/23 (n)	1,600,000	1,600,085
World Omni Auto Receivables Trust, “A-3”, 0.64%, 2/15/17	1,445,425	1,445,994

		$94,337,955

Automotive – 4.1%
American Honda Finance Corp., 1.6%, 2/16/18 (n)	$4,500,000	$4,478,090
American Honda Finance Corp., FRN, 0.609%, 5/26/16 (n)	1,530,000	1,532,898

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Automotive – continued
American Honda Finance Corp., FRN, 0.731%, 10/07/16	$2,000,000	$2,008,730
Daimler Finance North America LLC, 2.4%, 4/10/17 (n)	1,800,000	1,837,649
Daimler Finance North America LLC, FRN, 0.912%, 8/01/16 (n)	3,820,000	3,840,349
Ford Motor Credit Co. LLC, 8%, 12/15/16	3,500,000	3,918,166
Harley-Davidson Financial Services, 3.875%, 3/15/16 (n)	2,841,000	2,932,602
Nissan Motor Acceptance Corp., FRN, 0.954%, 9/26/16 (n)	3,480,000	3,500,090
Nissan Motor Acceptance Corp., FRN, 0.784%, 3/03/17 (n)	1,890,000	1,896,012
Toyota Motor Credit Corp., FRN, 0.618%, 1/17/19	3,370,000	3,360,611
Volkswagen Group of America Finance LLC, FRN, 0.602%, 5/23/17 (n)	2,090,000	2,083,983
Volkswagen Group of America Finance LLC, FRN, 0.671%, 11/20/17 (n)	1,080,000	1,078,431
Volkswagen International Finance N.V., 1.125%, 11/18/16 (n)	1,620,000	1,618,709

		$34,086,320

Banks & Diversified Financials (Covered Bonds) – 3.3%
Australia & New Zealand Banking Group, 1%, 10/06/15 (n)	$3,800,000	$3,811,408
Bank of Nova Scotia, 2.15%, 8/03/16 (n)	2,200,000	2,241,180
Bank of Nova Scotia, 1.75%, 3/22/17 (n)	1,200,000	1,212,395
Bank of Scotland PLC, 5.25%, 2/21/17 (n)	3,900,000	4,233,064
DnB Nor Boligkreditt A.S., 2.1%, 10/14/15 (n)	5,000,000	5,057,720
Northern Rock Asset Management, 5.625%, 6/22/17 (n)	2,400,000	2,629,706
Royal Bank of Canada, 1.125%, 7/22/16	1,450,000	1,456,334
SpareBank 1 Boligkreditt A.S., 2.625%, 5/27/16 (n)	2,900,000	2,972,283
SpareBank 1 Boligkreditt A.S., 2.3%, 6/30/17 (n)	4,100,000	4,204,312

		$27,818,402

Biotechnology – 0.2%
Life Technologies Corp., 3.5%, 1/15/16	$1,425,000	$1,442,478

Broadcasting – 0.2%
Scripps Networks Interactive, 2.75%, 11/15/19	$902,000	$905,775
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)	1,141,000	1,135,266

		$2,041,041

Business Services – 0.5%
Cisco Systems, Inc., FRN, 0.514%, 3/03/17	$3,850,000	$3,850,659

Cable TV – 0.7%
DIRECTV Holdings LLC, 3.5%, 3/01/16	$4,875,000	$5,003,057
NBCUniversal Enterprise Co., FRN, 0.767%, 4/15/16 (n)	1,000,000	1,001,805

		$6,004,862

Issuer	Shares/Par	Value ($)

BONDS – continued
Chemicals – 0.4%
CF Industries, Inc., 6.875%, 5/01/18	$2,348,000	$2,669,491
LyondellBasell Industries N.V., 5%, 4/15/19	950,000	1,036,226

		$3,705,717

Computer Software – Systems – 0.4%
Apple, Inc., FRN, 0.482%, 5/03/18	$3,030,000	$3,032,033

Conglomerates – 1.6%
ABB Finance (USA), Inc., 1.625%, 5/08/17	$930,000	$933,122
ABB Treasury Center (USA), Inc., 2.5%, 6/15/16 (n)	3,860,000	3,937,486
General Electric Co., 0.85%, 10/09/15	5,775,000	5,790,471
Pentair Finance S.A., 1.35%, 12/01/15	2,860,000	2,865,105

		$13,526,184

Consumer Products – 1.1%
Mattel, Inc., 1.7%, 3/15/18	$1,232,000	$1,216,632
Newell Rubbermaid, Inc., 2.875%, 12/01/19	3,470,000	3,471,305
Procter & Gamble Co., 0.75%, 11/04/16	2,130,000	2,130,264
Reckitt Benckiser PLC, 2.125%, 9/21/18 (n)	2,480,000	2,494,000

		$9,312,201

Consumer Services – 0.8%
eBay, Inc., 1.35%, 7/15/17	$1,425,000	$1,414,183
Experian Finance PLC, 2.375%, 6/15/17 (n)	1,788,000	1,801,837
Western Union Co., FRN, 1.231%, 8/21/15	3,620,000	3,631,801

		$6,847,821

Electrical Equipment – 0.2%
Amphenol Corp., 1.55%, 9/15/17	$1,230,000	$1,226,663
Arrow Electronics, Inc., 3%, 3/01/18	919,000	942,377

		$2,169,040

Electronics – 1.0%
Intel Corp., 1.95%, 10/01/16	$3,175,000	$3,237,459
Tyco Electronics Group S.A., 2.375%, 12/17/18	971,000	979,367
Tyco Electronics Group S.A., FRN, 0.432%, 1/29/16	3,120,000	3,119,108
Xilinx, Inc., 2.125%, 3/15/19	1,490,000	1,480,427

		$8,816,361

Emerging Market Quasi-Sovereign – 0.9%
CNOOC Finance (2013) Ltd., 1.125%, 5/09/16	$2,410,000	$2,401,965
Korea Development Bank, 1%, 1/22/16	2,770,000	2,766,175
Petroleos Mexicanos, 3.125%, 1/23/19	487,000	488,218
State Grid International Development Co. Ltd., 1.75%, 5/22/18 (n)	1,862,000	1,826,138

		$7,482,496

Energy – Independent – 0.7%
Anadarko Petroleum Corp., 6.375%, 9/15/17	$1,100,000	$1,223,065
Canadian Natural Resources Ltd., FRN, 0.631%, 3/30/16	990,000	988,236
Encana Corp., 5.9%, 12/01/17	2,500,000	2,727,095
Southwestern Energy Co., 7.5%, 2/01/18	1,220,000	1,374,467

		$6,312,863

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Integrated – 1.9%
BG Energy Capital PLC, 2.875%, 10/15/16 (n)	$2,900,000	$2,973,338
BP Capital Markets PLC, 3.125%, 10/01/15	4,350,000	4,428,518
BP Capital Markets PLC, 2.521%, 1/15/20	1,371,000	1,372,603
Chevron Corp., 0.889%, 6/24/16	1,170,000	1,173,283
Shell International Finance B.V., FRN, 0.442%, 11/15/16	3,280,000	3,281,161
Total Capital International S.A., 1.5%, 2/17/17	2,900,000	2,919,418

		$16,148,321

Financial Institutions – 0.7%
General Electric Capital Corp., 2.375%, 6/30/15	$2,100,000	$2,120,536
General Electric Capital Corp., FRN, 0.46%, 1/14/16	660,000	659,997
LeasePlan Corp. N.V., 2.5%, 5/16/18 (n)	2,949,000	2,950,265

		$5,730,798

Food & Beverages – 5.7%
Anheuser-Busch InBev S.A., 0.8%, 1/15/16	$2,300,000	$2,304,083
Coca-Cola Co., 1.15%, 4/01/18	1,690,000	1,670,599
Coca-Cola Co., FRN, 0.332%, 11/01/16	1,940,000	1,940,683
Diageo Capital PLC, 1.5%, 5/11/17	2,000,000	2,002,784
General Mills, Inc., FRN , 0.532%, 1/29/16	1,650,000	1,650,404
Heineken N.V., 1.4%, 10/01/17 (n)	4,300,000	4,275,529
Ingredion, Inc., 1.8%, 9/25/17	1,950,000	1,944,536
Kellogg Co., 4.45%, 5/30/16	690,000	725,819
Kraft Foods Group, Inc., 1.625%, 6/04/15	2,750,000	2,761,897
Kraft Foods Group, Inc., 6.125%, 8/23/18	1,800,000	2,058,147
Molson Coors Brewing Co., 2%, 5/01/17	3,525,000	3,554,871
PepsiCo, Inc., 2.5%, 5/10/16	2,600,000	2,656,867
Pernod-Ricard S.A., 2.95%, 1/15/17 (n)	4,060,000	4,154,192
SABMiller Holdings, Inc., 1.85%, 1/15/15 (n)	6,850,000	6,852,672
Tyson Foods, Inc., 6.6%, 4/01/16	3,320,000	3,539,804
Tyson Foods, Inc., 2.65%, 8/15/19	968,000	976,818
Want Want China Finance Co., 1.875%, 5/14/18 (n)	1,970,000	1,927,720
Wm. Wrigley Jr. Co., 1.4%, 10/21/16 (n)	2,289,000	2,291,493
Wm. Wrigley Jr. Co., 2.4%, 10/21/18 (n)	334,000	336,352

		$47,625,270

Food & Drug Stores – 0.9%
CVS Health Corp., 1.2%, 12/05/16	$830,000	$832,542
CVS Health Corp., 5.75%, 6/01/17	1,333,000	1,471,249
Walgreen Co., 1%, 3/13/15	3,000,000	3,002,874
Walgreens Boots Alliance, Inc., 1.75%, 11/17/17	1,910,000	1,914,872

		$7,221,537

Gaming & Lodging – 0.3%
Wyndham Worldwide Corp., 2.95%, 3/01/17	$2,526,000	$2,579,776

Insurance – 2.1%
American International Group, Inc., 5.85%, 1/16/18	$1,226,000	$1,370,791

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – continued
MetLife Global Funding I, FRN, 0.609%, 4/10/17 (n)	$4,770,000	$4,782,860
MetLife, Inc., 1.756%, 12/15/17	1,875,000	1,881,328
New York Life Global Funding, 3%, 5/04/15 (n)	4,725,000	4,766,382
PRICOA Global Funding I, FRN, 0.501%, 8/19/15 (n)	1,610,000	1,611,311
Prudential Financial, Inc., FRN, 1.012%, 8/15/18	1,500,000	1,509,063
Voya Financial, Inc., 2.9%, 2/15/18	1,645,000	1,684,074

		$17,605,809

Insurance – Property & Casualty – 0.2%
Marsh & McLennan Cos., Inc., 2.35%, 9/10/19	$1,740,000	$1,742,546

International Market Quasi-Sovereign – 5.9%
Bank Nederlandse Gemeenten N.V., 1.375%, 3/19/18 (n)	$4,000,000	$3,994,656
Dexia Credit Local S.A., 1.25%, 10/18/16 (n)	3,220,000	3,233,173
Dexia Credit Local S.A., 2.25%, 1/30/19 (n)	1,390,000	1,407,546
Electricite de France, 2.15%, 1/22/19 (n)	2,500,000	2,506,155
FMS Wertmanagement, 0.625%, 4/18/16	2,310,000	2,311,155
KfW Bankengruppe, 0.5%, 9/30/15	2,210,000	2,212,548
Kommunalbanken A.S., 0.375%, 4/10/15 (n)	4,190,000	4,190,851
Kommunalbanken A.S., 1%, 3/15/18 (n)	5,000,000	4,925,540
Kreditanstalt für Wiederaufbau, FRN, 0.214%, 1/23/15	4,500,000	4,500,113
Municipality Finance PLC, 2.375%, 5/16/16	2,350,000	2,406,548
Nederlandse Waterschapsbank N.V., 0.75%, 3/29/16 (n)	3,570,000	3,578,022
Nederlandse Waterschapsbank N.V., 1.5%, 4/16/18 (n)	1,520,000	1,523,662
Statoil A.S.A., 7.375%, 5/01/16 (n)	3,870,000	4,197,576
Statoil A.S.A., FRN, 0.522%, 5/15/18	911,000	909,813
Statoil A.S.A., FRN, 0.691%, 11/08/18	1,600,000	1,602,403
Swedish Export Credit Corp., FRN, 0.53%, 1/23/17	6,320,000	6,343,365

		$49,843,126

International Market Sovereign – 1.2%
Kingdom of Denmark, 0.875%, 3/20/17 (n)	$4,240,000	$4,239,322
Kingdom of Sweden, 1%, 2/27/18 (n)	3,040,000	3,011,585
Republic of Iceland, 4.875%, 6/16/16 (n)	2,520,000	2,636,815

		$9,887,722

Internet – 0.1%
Baidu, Inc., 2.75%, 6/09/19	$440,000	$438,065

Local Authorities – 0.6%
Kommuninvest i Sverige AB, 0.5%, 6/15/16 (n)	$2,400,000	$2,395,409
State of Illinois, 4.961%, 3/01/16	2,215,000	2,307,432

		$4,702,841

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – 15.0%
ABN AMRO Bank N.V., 1.375%, 1/22/16 (n)	$1,700,000	$1,706,877
ABN AMRO Bank N.V., 4.25%, 2/02/17 (n)	2,530,000	2,665,760
ABN AMRO Bank N.V., FRN, 0.645%, 6/06/16 (n)	1,640,000	1,637,861
Bank of America Corp., 3.625%, 3/17/16	1,925,000	1,979,452
Bank of America Corp., 5.625%, 10/14/16	1,150,000	1,231,849
Bank of America Corp., 6%, 9/01/17	5,050,000	5,568,771
Bank of America Corp., FRN, 0.52%, 6/15/16	1,330,000	1,321,015
Bank of Montreal, FRN, 0.831%, 4/09/18	1,380,000	1,385,781
Bank of New York Mellon Corp., 2.2%, 5/15/19	2,470,000	2,476,909
Bank of Nova Scotia, FRN, 0.75%, 7/15/16	1,300,000	1,302,969
Barclays Bank PLC, 2.5%, 2/20/19	1,860,000	1,884,712
BNP Paribas, 2.7%, 8/20/18	2,720,000	2,779,881
BNP Paribas, FRN, 0.829%, 12/12/16	790,000	791,510
BNP Paribas, FRN, 0.722%, 3/17/17	1,860,000	1,858,285
Canadian Imperial Bank of Commerce, FRN, 0.75%, 7/18/16	1,490,000	1,496,160
Commonwealth Bank of Australia, FRN, 0.747%, 9/20/16 (n)	1,750,000	1,755,035
Commonwealth Bank of Australia, FRN, 0.6%, 3/13/17 (n)	2,160,000	2,161,307
Commonwealth Bank of Australia, FRN, 0.505%, 9/08/17 (n)	1,700,000	1,699,023
DNB Bank A.S.A., 3.2%, 4/03/17 (n)	2,815,000	2,917,649
Goldman Sachs Group, Inc., 1.6%, 11/23/15	3,400,000	3,418,278
Goldman Sachs Group, Inc., FRN, 1.432%, 4/30/18	1,580,000	1,598,538
Goldman Sachs Group, Inc., FRN, 1.332%, 11/15/18	3,100,000	3,130,377
Goldman Sachs Group, Inc., FRN, 1.25%, 10/23/19	2,040,000	2,049,480
HSBC Bank PLC, FRN, 0.872%, 5/15/18 (n)	2,273,000	2,282,078
HSBC USA, Inc., 1.625%, 1/16/18	3,720,000	3,705,674
Huntington National Bank, FRN, 0.657%, 4/24/17	3,470,000	3,466,398
ING Bank N.V., 2%, 9/25/15 (n)	550,000	554,291
ING Bank N.V., FRN, 1.185%, 3/07/16 (n)	1,400,000	1,407,241
JPMorgan Chase & Co., 1.875%, 3/20/15	4,000,000	4,012,056
JPMorgan Chase & Co., 3.45%, 3/01/16	6,550,000	6,724,145
Mizuho Bank Ltd., FRN, 0.704%, 9/25/17 (n)	960,000	960,723
Morgan Stanley, 4.1%, 1/26/15	3,250,000	3,256,451
Morgan Stanley, 5.75%, 10/18/16	1,850,000	1,986,902
Morgan Stanley, 5.45%, 1/09/17	2,475,000	2,659,108
Morgan Stanley, 4.75%, 3/22/17	1,675,000	1,784,300
Nordea Bank AB, FRN, 0.693%, 5/13/16 (n)	1,887,000	1,891,382
Nordea Bank AB, FRN, 0.591%, 4/04/17 (n)	1,730,000	1,731,931
PNC Bank N.A., 1.3%, 10/03/16	1,290,000	1,296,717
PNC Bank N.A., 1.15%, 11/01/16	2,610,000	2,614,189
PNC Bank N.A., 2.25%, 7/02/19	3,080,000	3,075,269
PNC Bank N.A., FRN, 0.543%, 1/28/16	2,190,000	2,192,617
Royal Bank of Canada, FRN, 0.695%, 9/09/16	1,820,000	1,826,701

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
Royal Bank of Scotland PLC, 2.55%, 9/18/15	$3,025,000	$3,055,244
Santander U.S. Debt S.A.U., 3.724%, 1/20/15 (n)	1,200,000	1,201,642
Standard Chartered PLC, 3.85%, 4/27/15 (n)	3,150,000	3,180,060
Sumitomo Mitsui Banking Corp., 1.35%, 7/18/15	3,475,000	3,491,211
Sumitomo Mitsui Banking Corp., FRN, 0.55%, 7/11/17	2,430,000	2,419,699
Wells Fargo & Co., 1.5%, 7/01/15	1,925,000	1,935,484
Wells Fargo & Co., FRN, 0.76%, 7/20/16	2,340,000	2,347,200
Wells Fargo & Co., FRN, 0.495%, 9/08/17	4,090,000	4,078,973
Westpac Banking Corp., 1.125%, 9/25/15	5,800,000	5,831,134
Westpac Banking Corp., FRN, 0.561%, 5/19/17	1,890,000	1,889,049

		$125,675,348

Medical & Health Technology & Services – 1.8%
Becton, Dickinson and Co., 1.75%, 11/08/16	$2,900,000	$2,922,229
Becton, Dickinson and Co., 1.8%, 12/15/17	200,000	200,753
CareFusion Corp., 1.45%, 5/15/17	1,140,000	1,132,346
Covidien International Finance S.A., 6%, 10/15/17	1,485,000	1,661,967
Express Scripts Holding Co., 3.125%, 5/15/16	1,175,000	1,208,088
McKesson Corp., 3.25%, 3/01/16	3,075,000	3,148,951
McKesson Corp., FRN, 0.637%, 9/10/15	2,200,000	2,200,686
Medco Health Solutions, Inc., 2.75%, 9/15/15	2,700,000	2,735,737

		$15,210,757

Medical Equipment – 0.1%
Medtronic, Inc., 1.5%, 3/15/18 (n)	$1,320,000	$1,313,801

Metals & Mining – 1.3%
Barrick Gold Corp., 2.5%, 5/01/18	$1,200,000	$1,202,410
Barrick International (Barbados) Corp., 5.75%, 10/15/16 (n)	842,000	895,048
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 3/01/17	330,000	330,562
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/18	800,000	791,204
Glencore Funding LLC, FRN, 1.395%, 5/27/16 (n)	3,240,000	3,256,148
Rio Tinto Financial USA PLC, 1.125%, 3/20/15	4,750,000	4,755,030

		$11,230,402

Midstream – 1.7%
Energy Transfer Partners LP, 5.95%, 2/01/15	$1,010,000	$1,013,345
EnLink Midstream Partners LP, 2.7%, 4/01/19	1,342,000	1,321,522
Enterprise Products Operating LP, 6.5%, 1/31/19	630,000	722,080
Enterprise Products Partners LP, 1.25%, 8/13/15	3,775,000	3,785,332
Kinder Morgan (Delaware), Inc., 2%, 12/01/17	1,460,000	1,451,076

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Midstream – continued
ONEOK Partners LP, 6.15%, 10/01/16	$1,200,000	$1,288,756
ONEOK Partners LP, 2%, 10/01/17	775,000	770,728
TransCanada PipeLines Ltd., FRN, 0.936%, 6/30/16	3,750,000	3,767,738

		$14,120,577

Mortgage-Backed – 3.8%
Fannie Mae, 2.8%, 3/01/18	$3,145,493	$3,254,342
Fannie Mae, 3.75%, 3/01/18	3,940,147	4,188,719
Fannie Mae, 3.743%, 6/01/18	13,389,713	14,248,527
Fannie Mae, 5.5%, 5/01/25	2,920,605	3,089,308
Fannie Mae, 5%, 3/01/30 - 6/01/41	2,700,769	2,984,082
Fannie Mae, 5%, 7/01/39 (f)	1,718,545	1,897,143
Fannie Mae, FRN, 0.407%, 5/25/18	2,348,398	2,348,616

		$32,010,737

Municipals – 1.6%
Florida Hurricane Catastrophe Fund Finance Corp. Rev., “A”, 1.298%, 7/01/16	$4,860,000	$4,886,244
Pennsylvania Higher Education Assistance Agency, “A-1”, FRN, 0.833%, 4/25/19	95,291	95,402
State of California, 3.95%, 11/01/15	1,950,000	2,004,327
State of Illinois, 4.421%, 1/01/15	6,500,000	6,500,000

		$13,485,973

Natural Gas – Distribution – 0.3%
GDF SUEZ, 1.625%, 10/10/17 (n)	$2,500,000	$2,497,130

Network & Telecom – 3.5%
AT&T, Inc., 2.95%, 5/15/16	$2,800,000	$2,871,299
AT&T, Inc., 2.4%, 8/15/16	7,950,000	8,112,816
British Telecommunications PLC, 2.35%, 2/14/19	1,860,000	1,857,329
Telefonica Emisiones SAU, 6.421%, 6/20/16	1,325,000	1,417,735
Verizon Communications, Inc., 0.7%, 11/02/15	6,325,000	6,322,995
Verizon Communications, Inc., 1.35%, 6/09/17	2,200,000	2,190,643
Verizon Communications, Inc., FRN, 1.77%, 9/15/16	1,650,000	1,679,915
Verizon Communications, Inc., FRN, 1.012%, 6/17/19	4,600,000	4,623,819

		$29,076,551

Oil Services – 0.8%
Transocean, Inc., 4.95%, 11/15/15	$1,806,000	$1,810,510
Transocean, Inc., 5.05%, 12/15/16	3,125,000	3,140,872
Transocean, Inc., 2.5%, 10/15/17	1,875,000	1,657,699

		$6,609,081

Other Banks & Diversified Financials – 9.8%
Abbey National Treasury Services PLC, 3.05%, 8/23/18	$1,521,000	$1,574,720
American Express Credit Co., 2.75%, 9/15/15	5,200,000	5,280,798
Banco Santander Chile, FRN, 1.13%, 4/11/17 (n)	510,000	507,723

Issuer	Shares/Par	Value ($)

BONDS – continued
Other Banks & Diversified Financials – continued
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 0.684%, 2/26/16 (n)	$1,450,000	$1,451,369
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 0.845%, 9/09/16 (n)	3,880,000	3,894,197
Banque Federative du Credit Mutuel, FRN, 1.083%, 10/28/16 (n)	4,070,000	4,095,596
Banque Federative du Credit Mutuel, FRN, 1.08%, 1/20/17 (n)	800,000	805,499
Capital One Financial Corp., 2.45%, 4/24/19	1,160,000	1,157,342
Capital One Financial Corp., 1%, 11/06/15	1,275,000	1,273,952
Citigroup, Inc., 5.85%, 8/02/16	4,825,000	5,163,894
Citigroup, Inc., FRN, 1.002%, 4/08/19	2,650,000	2,659,940
Corpbanca, 3.875%, 9/22/19 (n)	1,047,000	1,049,618
Danske Bank A.S., 3.75%, 4/01/15 (n)	240,000	241,542
Fifth Third Bancorp, 1.35%, 6/01/17	3,620,000	3,617,426
Fifth Third Bancorp, 2.3%, 3/01/19	1,171,000	1,172,754
First Republic Bank, 2.375%, 6/17/19	849,000	853,000
Groupe BPCE S.A., 2.5%, 12/10/18	2,980,000	3,020,626
Groupe BPCE S.A., FRN, 1.483%, 4/25/16	4,340,000	4,387,875
Intesa Sanpaolo S.p.A., 3.125%, 1/15/16	2,550,000	2,590,716
Intesa Sanpaolo S.p.A., 2.375%, 1/13/17	1,240,000	1,250,919
Macquarie Bank Ltd., 5%, 2/22/17 (n)	3,000,000	3,199,989
Macquarie Bank Ltd., FRN, 0.863%, 10/27/17 (n)	2,670,000	2,672,921
Rabobank Nederland N.V., 3.375%, 1/19/17	3,000,000	3,129,726
Rabobank Nederland N.V., FRN, 0.722%, 3/18/16	1,380,000	1,384,126
Santander Holdings USA, Inc., 3%, 9/24/15	1,725,000	1,745,650
Skandinaviska Enskilda, 1.75%, 3/19/18 (n)	1,721,000	1,712,238
SunTrust Banks, Inc., 3.5%, 1/20/17	3,000,000	3,127,533
Svenska Handelsbanken AB, 2.875%, 4/04/17	2,500,000	2,584,080
Svenska Handelsbanken AB, FRN, 0.697%, 3/21/16	3,150,000	3,160,052
Swedbank AB, 2.125%, 9/29/17 (n)	5,039,000	5,097,442
UBS AG, 3.875%, 1/15/15	3,269,000	3,272,468
UBS AG, FRN, 0.613%, 8/14/17	2,050,000	2,054,719
Union Bank N.A., 2.125%, 6/16/17	2,825,000	2,856,612

		$82,047,062

Pharmaceuticals – 3.0%
AbbVie, Inc., 1.75%, 11/06/17	$5,300,000	$5,311,909
Bayer U.S. Finance LLC, 1.5%, 10/06/17 (n)	1,550,000	1,551,107
Bristol-Myers Squibb Co., 0.875%, 8/01/17	3,896,000	3,861,294
Celgene Corp., 2.45%, 10/15/15	3,000,000	3,029,793
Mylan, Inc., 1.8%, 6/24/16	1,470,000	1,479,202
Mylan, Inc., 1.35%, 11/29/16	1,355,000	1,348,728
Sanofi, 1.25%, 4/10/18	3,500,000	3,466,596
Watson Pharmaceuticals, Inc., 1.875%, 10/01/17	5,250,000	5,230,024

		$25,278,653

Printing & Publishing – 0.3%
Thomson Reuters Corp., 0.875%, 5/23/16	$2,380,000	$2,368,179

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Real Estate – Healthcare – 0.4%
Health Care, Inc., REIT, 4.7%, 9/15/17	$1,845,000	$1,982,493
Ventas Realty LP, REIT, 1.55%, 9/26/16	1,390,000	1,395,945

		$3,378,438

Real Estate – Office – 0.2%
Vornado Realty LP, REIT, 2.5%, 6/30/19	$1,824,000	$1,808,199

Real Estate – Retail – 0.3%
Simon Property Group, Inc., REIT, 1.5%, 2/01/18 (n)	$1,208,000	$1,200,341
WEA Finance LLC/Westfield Co., REIT, 1.75%, 9/15/17 (n)	1,190,000	1,183,679

		$2,384,020

Retailers – 0.5%
Target Corp., 2.3%, 6/26/19	$2,460,000	$2,490,258
Wesfarmers Ltd., 1.874%, 3/20/18 (n)	1,593,000	1,587,455

		$4,077,713

Specialty Chemicals – 0.7%
Air Products & Chemicals, Inc., 2%, 8/02/16	$736,000	$748,188
Ecolab, Inc., 1%, 8/09/15	3,025,000	3,033,168
Ecolab, Inc., 3%, 12/08/16	1,850,000	1,910,730

		$5,692,086

Supranational – 0.8%
Corporacion Andina de Fomento, 1.5%, 8/08/17	$1,650,000	$1,639,895
International Bank for Reconstruction and Development, 0.5%, 4/15/16	4,850,000	4,847,066

		$6,486,961

Telecommunications – Wireless – 0.9%
American Tower Trust I, REIT, 1.551%, 3/15/18 (n)	$1,900,000	$1,877,647
Crown Castle Towers LLC, 3.214%, 8/15/15 (n)	3,000,000	3,035,913
SBA Tower Trust, 2.898%, 10/15/19 (n)	2,395,000	2,401,311

		$7,314,871

Telephone Services – 0.2%
Qwest Corp., 6.5%, 6/01/17	$1,640,000	$1,793,087

Tobacco – 0.2%
Imperial Tobacco Finance PLC, 2.05%, 2/11/18 (n)	$1,441,000	$1,432,926

Transportation – Services – 0.4%
ERAC USA Finance Co., 2.75%, 3/15/17 (n)	$3,000,000	$3,080,136

U.S. Government Agencies and Equivalents – 2.0%
Government of Ukraine, 1.844%, 5/16/19	$225,000	$226,519
Hashemite Kingdom of Jordan, 1.945%, 6/23/19	2,040,000	2,053,845

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – continued
National Credit Union Administration, 1.84%, 10/07/20	$119,729	$120,450
National Credit Union Administration, “1-A”, FRN, 0.607%, 1/08/20	1,576,685	1,585,421
National Credit Union Administration, “1-A”, FRN, 0.537%, 3/06/20	1,756,855	1,761,473
National Credit Union Administration, FRN, 0.527%, 11/06/17	1,366,946	1,370,726
National Credit Union Administration, FRN, 0.558%, 3/11/20	2,448,014	2,456,238
National Credit Union Administration, FRN, 0.537%, 4/06/20	1,322,656	1,324,516
National Credit Union Administration, FRN, 0.537%, 5/07/20	670,682	671,128
National Credit Union Administration, FRN, 0.607%, 10/07/20	758,767	763,322
National Credit Union Administration, FRN, 0.511%, 12/07/20	999,719	1,000,849
Private Export Funding Corp., 1.875%, 7/15/18	3,440,000	3,476,939

		$16,811,426

Utilities – Electric Power – 2.9%
Duke Energy Corp., FRN, 0.612%, 4/03/17	$2,650,000	$2,653,543
Duke Energy Indiana, Inc., FRN, 0.579%, 7/11/16	1,150,000	1,151,914
Enel Finance International S.A., 6.25%, 9/15/17 (n)	680,000	754,808
NextEra Energy Capital Co., 1.2%, 6/01/15	3,000,000	3,005,634
NextEra Energy Capital Holdings, Inc., 1.339%, 9/01/15	1,450,000	1,454,351
PG&E Corp., 2.4%, 3/01/19	2,129,000	2,132,223
PPL WEM Holdings PLC, 3.9%, 5/01/16 (n)	3,475,000	3,578,256
Sierra Pacific Power Co., 6%, 5/15/16	3,450,000	3,684,124
Southern Co., 2.45%, 9/01/18	3,000,000	3,061,578
Virginia Electric and Power Co., 1.2%, 1/15/18	2,790,000	2,755,412

		$24,231,843

Total Bonds (Identified Cost, $830,978,519)		$833,728,201

MONEY MARKET FUNDS – 0.3%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	2,357,718	$2,357,718

Total Investments (Identified Cost, $833,336,237)		$836,085,919

OTHER ASSETS, LESS LIABILITIES – 0.3%		2,876,793

NET ASSETS – 100.0%		$838,962,712

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $273,545,382, representing 32.6% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Babson Ltd., CLO, “A1”, FRN, 0.455%, 1/18/21	6/24/14	$1,445,716	$1,455,510
Education Loan Asset-Backed Trust, “A-1”, FRN, 0.619%, 6/25/22	9/19/12	117,920	117,924
Total Restricted Securities			$1,573,434
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Derivative Contracts at 12/31/14

Futures Contracts at 12/31/14

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr (Short)	USD	125	$14,866,211	March - 2015	$(2,391)

At December 31, 2014, the fund had liquid securities with an aggregate value of $130,059 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

MFS Limited Maturity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $830,978,519)	$833,728,201
Underlying affiliated funds, at cost and value	2,357,718
Total investments, at value (identified cost, $833,336,237)	$836,085,919
Cash	78,275
Receivables for
Investments sold	17
Fund shares sold	27
Interest	3,859,649
Other assets	6,924
Total assets		$840,030,811
Liabilities
Payables for
Daily variation margin on open futures contracts	$19,531
Fund shares reacquired	917,410
Payable to affiliates
Investment adviser	13,826
Shareholder servicing costs	87
Distribution and/or service fees	2,897
Payable for independent Trustees’ compensation	55
Accrued expenses and other liabilities	114,293
Total liabilities		$1,068,099
Net assets		$838,962,712
Net assets consist of
Paid-in capital	$827,715,007
Unrealized appreciation (depreciation) on investments	2,747,291
Accumulated distributions in excess of net realized gain on investments	(1,218,032)
Undistributed net investment income	9,718,446
Net assets		$838,962,712
Shares of beneficial interest outstanding		82,067,578

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$627,457,475	61,339,972	$10.23
Service Class	211,505,237	20,727,606	10.20

See Notes to Financial Statements

MFS Limited Maturity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Interest	$13,983,745
Dividends from underlying affiliated funds	17,004
Total investment income		$14,000,749
Expenses
Management fee	$3,638,428
Distribution and/or service fees	566,099
Shareholder servicing costs	19,593
Administrative services fee	132,156
Independent Trustees’ compensation	16,390
Custodian fee	99,026
Audit and tax fees	63,583
Legal fees	7,823
Miscellaneous	30,609
Total expenses		$4,573,707
Fees paid indirectly	(401)
Reduction of expenses by investment adviser	(43,223)
Net expenses		$4,530,083
Net investment income		$9,470,666
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$276,679
Futures contracts	(190,957)
Net realized gain (loss) on investments		$85,722
Change in unrealized appreciation (depreciation)
Investments	$(2,181,064)
Futures contracts	(615,537)
Net unrealized gain (loss) on investments		$(2,796,601)
Net realized and unrealized gain (loss) on investments		$(2,710,879)
Change in net assets from operations		$6,759,787

See Notes to Financial Statements

MFS Limited Maturity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$9,470,666	$10,413,885
Net realized gain (loss) on investments	85,722	3,335,226
Net unrealized gain (loss) on investments	(2,796,601)	(7,058,348)
Change in net assets from operations	$6,759,787	$6,690,763
Distributions declared to shareholders
From net investment income	$(10,989,698)	$(943,171)
From net realized gain on investments	(3,551,708)	(2,605,347)
Total distributions declared to shareholders	$(14,541,406)	$(3,548,518)
Change in net assets from fund share transactions	$(96,654,985)	$35,917,152
Total change in net assets	$(104,436,604)	$39,059,397
Net assets
At beginning of period	943,399,316	904,339,919
At end of period (including undistributed net investment income of $9,718,446 and $10,989,470, respectively)	$838,962,712	$943,399,316

See Notes to Financial Statements

MFS Limited Maturity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$10.32	$10.29	$10.18	$10.31		$10.23
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.12	$0.11	$0.12		$0.14
Net realized and unrealized gain (loss) on investments	(0.03)	(0.05)	0.12	(0.07)		0.11
Total from investment operations	$0.08	$0.07	$0.23	$0.05		$0.25
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.01)	$(0.12)	$(0.12)		$(0.16)
From net realized gain on investments	(0.04)	(0.03)	—	(0.06)		(0.01)
From tax return of capital	—	—	—	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.17)	$(0.04)	$(0.12)	$(0.18)		$(0.17)
Net asset value, end of period (x)	$10.23	$10.32	$10.29	$10.18		$10.31
Total return (%) (k)(r)(s)(x)	0.80	0.71	2.24	0.53		2.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.44	0.45	0.64	0.65		0.65
Expenses after expense reductions (f)	0.44	0.45	N/A	N/A		N/A
Net investment income	1.10	1.19	1.12	1.14		1.32
Portfolio turnover	24	34	213	154		122
Net assets at end of period (000 omitted)	$627,457	$713,534	$723,068	$993,705		$1,004,464

See Notes to Financial Statements

MFS Limited Maturity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$10.30	$10.28	$10.17	$10.31		$10.23
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.10	$0.09	$0.09		$0.11
Net realized and unrealized gain (loss) on investments	(0.04)	(0.05)	0.11	(0.07)		0.11
Total from investment operations	$0.05	$0.05	$0.20	$0.02		$0.22
Less distributions declared to shareholders
From net investment income	$(0.11)	$—	$(0.09)	$(0.10)		$(0.13)
From net realized gain on investments	(0.04)	(0.03)	—	(0.06)		(0.01)
From tax return of capital	—	—	—	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.15)	$(0.03)	$(0.09)	$(0.16)		$(0.14)
Net asset value, end of period (x)	$10.20	$10.30	$10.28	$10.17		$10.31
Total return (%) (k)(r)(s)(x)	0.49	0.48	2.01	0.17		2.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69	0.70	0.88	0.90		0.90
Expenses after expense reductions (f)	0.69	0.70	N/A	N/A		N/A
Net investment income	0.85	0.94	0.87	0.89		1.05
Portfolio turnover	24	34	213	154		122
Net assets at end of period (000 omitted)	$211,505	$229,865	$181,272	$191,313		$149,752

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Limited Maturity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Limited Maturity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$16,811,426	$—	$16,811,426
Non-U.S. Sovereign Debt	—	73,700,305	—	73,700,305
Municipal Bonds	—	13,485,973	—	13,485,973
U.S. Corporate Bonds	—	354,177,250	—	354,177,250
Residential Mortgage-Backed Securities	—	36,054,244	—	36,054,244
Commercial Mortgage-Backed Securities	—	7,147,528	—	7,147,528
Asset-Backed Securities (including CDOs)	—	83,146,921	—	83,146,921
Foreign Bonds	—	249,204,554	—	249,204,554
Mutual Funds	2,357,718	—	—	2,357,718
Total Investments	$2,357,718	$833,728,201	$—	$836,085,919

Other Financial Instruments
Futures Contracts	$(2,391)	$—	$—	$(2,391)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Liability Derivatives
Interest Rate	Interest Rate Futures	$(2,391)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(190,957)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(615,537)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$11,838,525	$3,548,518
Long-term capital gains	2,702,881	—
Total distributions	$14,541,406	$3,548,518

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$833,940,970
Gross appreciation	4,095,046
Gross depreciation	(1,950,097)
Net unrealized appreciation (depreciation)	$2,144,949
Undistributed ordinary income	9,718,446
Capital loss carryforwards	(615,690)

As of December 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(236,541)
Long-Term	(379,149)
Total	$(615,690)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$8,586,272	$943,171	$2,655,876	$2,029,100
Service Class	2,403,426	—	895,832	576,247
Total	$10,989,698	$943,171	$3,551,708	$2,605,347

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $41,624, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.40% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $19,499, which equated to 0.0021% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $94.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services.

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0145% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $4,268 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $1,599, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$2,369,365	$4,155,168
Investments (non-U.S. Government securities)	$209,388,040	$279,901,828

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,638,547	$37,683,565	9,203,447	$94,755,012
Service Class	2,020,931	20,895,360	6,369,137	65,433,366
	5,659,478	$58,578,925	15,572,584	$160,188,378
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,097,866	$11,242,148	290,261	$2,972,271
Service Class	322,824	3,299,258	56,384	576,247
	1,420,690	$14,541,406	346,645	$3,548,518
Shares reacquired
Initial Class	(12,526,552)	$(129,275,889)	(10,659,855)	$(109,834,785)
Service Class	(3,933,022)	(40,499,427)	(1,747,855)	(17,984,959)
	(16,459,574)	$(169,775,316)	(12,407,710)	$(127,819,744)
Net change
Initial Class	(7,790,139)	$(80,350,176)	(1,166,147)	$(12,107,502)
Service Class	(1,589,267)	(16,304,809)	4,677,666	48,024,654
	(9,379,406)	$(96,654,985)	3,511,519	$35,917,152

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Portfolio, the MFS Moderate Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 12%, 10%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $3,451 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	24,316,082	216,265,185	(238,223,549)	2,357,718

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$17,004	$2,357,718

MFS Limited Maturity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Limited Maturity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Limited Maturity Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

MFS Limited Maturity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

MFS Limited Maturity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

MFS Limited Maturity Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager James Calmas

MFS Limited Maturity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital Advisers LLC, an affiliate of MFS, and subadvised by Goldman Sachs Asset Management, L.P. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

MFS Limited Maturity Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment adviser in December 2012 and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the Fund’s lower total expense ratio under MFS’ management, effective as of the close of business on December 7, 2012, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

MFS Limited Maturity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $2,974,000 as capital gain dividends paid during the fiscal year.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ANNUAL REPORT

December 31, 2014

MFS® MID CAP VALUE PORTFOLIO

MFS® Variable Insurance Trust III

VMC-ANN

MFS® MID CAP VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Mid Cap Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Newell Rubbermaid, Inc.	1.3%
NASDAQ OMX Group, Inc.	1.3%
Xerox Corp.	1.1%
Crown Holdings, Inc.	1.1%
Fifth Third Bancorp	1.0%
Stanley Black & Decker, Inc.	1.0%
Molson Coors Brewing Co.	1.0%
Discover Financial Services	1.0%
PerkinElmer, Inc.	1.0%
Quest Diagnostics, Inc.	1.0%

Equity sectors
Financial Services	23.7%
Utilities & Communications	10.7%
Health Care	8.9%
Basic Materials	8.4%
Consumer Staples	7.8%
Technology	7.8%
Industrial Goods & Services	7.5%
Retailing	7.3%
Energy	5.5%
Autos & Housing	4.5%
Leisure	2.8%
Special Products & Services	2.6%
Transportation	1.8%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Mid Cap Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Mid Cap Value Portfolio (“fund”) provided a total return of 10.36%, while Service Class shares of the fund provided a total return of 10.16%. These compare with a return of 14.75% over the same period for the fund’s benchmark, the Russell Midcap Value Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

The combination of an overweight position and weak stock selection in the energy sector detracted from performance relative to the Russell Midcap Value Index. Holdings of poor-performing independent energy company SM Energy (b), offshore drilling contractors Ensco (b) (United Kingdom) and diversified energy company Pacific Drilling (b) (Luxembourg), and an overweight position in shares of energy company Cobalt International Energy, detracted from relative performance. Shares of SM Energy declined during the reporting period due to decreased volume, higher costs and weak energy prices.

Security selection in both the financial services and basic materials sectors also dampened relative results. Within financial services, there were no individual securities that were among the funds’ top relative detractors for the reporting period. Within basic materials, holdings of specialty chemical company FMC (b) and electrode producer Graftech (b)(h) held back relative results. Shares of Graftech depreciated due to a poor pricing environment for graphite, decreased order volume and a decline in market growth.

Stocks in other sectors that detracted from relative performance included an overweight position in shares of toy manufacturer Mattel, not holding strong-performing semiconductor company Micron Technologies, and the timing of the fund’s ownership in shares of office products retailer Staples (h).

The fund’s cash and/or cash equivalents position during the period also held back relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Positive stock selection in both the transportation and autos & housing sectors were primary contributors to relative performance during the reporting period. Within the transportation sector, overweight positions in shares of US-based airline companies, Alaska Air and Delta Airlines, contributed to relative performance. Shares of Delta Airlines appreciated steadily throughout the reporting period due to lower fuel costs, positive demand and management’s decision to continue the company’s share repurchase program. Within the autos & housing sector, the fund’s overweight position in automotive parts manufacturer TRW Automotive (h) benefited relative performance as the stock outperformed the benchmark.

3

MFS Mid Cap Value Portfolio

Management Review – continued

Security selection in the retailing sector was another contributor to relative results. Here, the timing of the fund’s ownership in shares of multinational retailer Best Buy (h) and retail drug store chain Rite Aid, and holdings of strong-performing retailer Burlington Stores (b) strengthened relative performance. Shares of Burlington Stores rose as the company reported an increase in same-store-sales, improved consumer demand and positive revenue growth.

Elsewhere, avoiding shares of weak-performing offshore drilling contractor Seadrill, holdings of semiconductor company NXP Semiconductors (b)(h) (Netherlands), and overweight positions in shares of communications company Frontier Communications and food company Pinnacle Foods, contributed to relative results.

Respectfully,

Kevin Schmitz	Brooks Taylor
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Mid Cap Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	3/07/08	10.36%	17.09%	10.15%
Service Class	3/07/08	10.16%	16.78%	9.87%

Comparative benchmark
Russell Midcap Value Index (f)		14.75%	17.43%	11.10%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Russell Midcap Value Index – constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Mid Cap Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.80%	$1,000.00	$1,013.86	$4.06
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,013.38	$5.33
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.0%
Aerospace – 1.0%
MTU Aero Engines Holding AG	18,516	$1,616,758
Triumph Group, Inc.	29,366	1,973,983

		$3,590,741

Airlines – 1.3%
Alaska Air Group, Inc.	30,521	$1,823,935
Delta Air Lines, Inc.	54,046	2,658,523

		$4,482,458

Alcoholic Beverages – 1.0%
Molson Coors Brewing Co.	48,160	$3,588,883

Apparel Manufacturers – 1.3%
Polo Ralph Lauren Corp.	13,130	$2,431,151
PVH Corp.	18,210	2,333,976

		$4,765,127

Automotive – 2.1%
BorgWarner Transmission Systems, Inc.	47,009	$2,583,145
Delphi Automotive PLC	37,486	2,725,982
Harley-Davidson, Inc.	33,337	2,197,242

		$7,506,369

Broadcasting – 0.7%
Interpublic Group of Companies, Inc.	127,310	$2,644,229

Brokerage & Asset Managers – 2.5%
Affiliated Managers Group, Inc. (a)	10,580	$2,245,499
NASDAQ OMX Group, Inc.	100,310	4,810,868
TD Ameritrade Holding Corp.	55,370	1,981,139

		$9,037,506

Business Services – 2.6%
Brenntag AG	32,505	$1,829,363
Equifax, Inc.	28,176	2,278,593
Fidelity National Information Services, Inc.	45,592	2,835,822
Realogy Holdings Corp. (a)	56,986	2,535,307

		$9,479,085

Chemicals – 0.7%
Celanese Corp.	40,639	$2,436,714

Computer Software – 0.6%
Symantec Corp.	81,882	$2,100,683

Computer Software – Systems – 3.9%
Ingram Micro, Inc., “A” (a)	98,215	$2,714,663
NCR Corp. (a)	73,290	2,135,671
NICE Systems Ltd., ADR	49,828	2,523,788
Sabre Corp.	134,044	2,717,072
Xerox Corp.	297,360	4,121,410

		$14,212,604

Construction – 2.4%
Armstrong World Industries, Inc. (a)	50,313	$2,572,001
Fortune Brands Home & Security, Inc.	52,851	2,392,565

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – continued
Stanley Black & Decker, Inc.	38,116	$3,662,185

		$8,626,751

Consumer Products – 1.9%
Newell Rubbermaid, Inc.	127,786	$4,867,369
Sensient Technologies Corp.	34,710	2,094,401

		$6,961,770

Containers – 2.8%
Crown Holdings, Inc. (a)	80,750	$4,110,175
Graphic Packaging Holding Co. (a)	144,023	1,961,593
Greif, Inc., “A”	36,122	1,706,042
Owens-Illinois, Inc. (a)	85,583	2,309,885

		$10,087,695

Electrical Equipment – 2.2%
Pentair PLC	41,053	$2,726,740
Tyco International PLC	71,378	3,130,639
WESCO International, Inc. (a)	28,929	2,204,679

		$8,062,058

Electronics – 3.3%
Altera Corp.	62,223	$2,298,518
Analog Devices, Inc.	51,349	2,850,896
Avago Technologies Ltd.	9,645	970,191
Freescale Semiconductor Ltd. (a)	38,346	967,470
Keysight Technologies, Inc. (a)	70,363	2,376,159
Microchip Technology, Inc.	52,361	2,362,005

		$11,825,239

Energy – Independent – 4.2%
Cimarex Energy Co.	14,355	$1,521,630
Cobalt International Energy, Inc. (a)	114,359	1,016,652
CONSOL Energy, Inc.	52,672	1,780,840
Energen Corp.	34,270	2,185,055
EQT Corp.	22,373	1,693,636
HollyFrontier Corp.	45,183	1,693,459
Noble Energy, Inc.	37,712	1,788,680
PDC Energy, Inc. (a)	31,346	1,293,649
Peabody Energy Corp.	76,367	591,081
SM Energy Co.	41,465	1,599,720

		$15,164,402

Entertainment – 1.0%
AMC Networks, Inc., “A” (a)	27,949	$1,782,308
Cinemark Holdings, Inc.	51,170	1,820,629

		$3,602,937

Food & Beverages – 4.9%
Bunge Ltd.	30,835	$2,803,210
Coca-Cola Enterprises, Inc.	45,627	2,017,626
Flowers Foods, Inc.	122,478	2,350,353
Ingredion, Inc.	36,947	3,134,583
J.M. Smucker Co.	30,117	3,041,215

7

MFS Mid Cap Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – continued
Pinnacle Foods, Inc.	77,865	$2,748,635
Snyders-Lance, Inc.	50,609	1,546,105

		$17,641,727

Food & Drug Stores – 1.0%
Empire Co. Ltd.	23,781	$1,793,503
Rite Aid Corp. (a)	255,175	1,918,916

		$3,712,419

Gaming & Lodging – 0.5%
Wynn Resorts Ltd.	11,671	$1,736,178

General Merchandise – 0.6%
Kohl’s Corp.	37,577	$2,293,700

Insurance – 7.5%
Arthur J. Gallagher & Co.	58,250	$2,742,410
Everest Re Group Ltd.	17,209	2,930,693
Hanover Insurance Group, Inc.	23,962	1,708,970
Hartford Financial Services Group, Inc.	46,807	1,951,384
HCC Insurance Holdings, Inc.	52,893	2,830,833
Lincoln National Corp.	56,001	3,229,578
Symetra Financial Corp.	108,639	2,504,129
Third Point Reinsurance Ltd. (a)	105,465	1,528,188
Unum Group	89,681	3,128,073
Validus Holdings Ltd.	59,199	2,460,310
XL Group PLC	62,234	2,138,983

		$27,153,551

Leisure & Toys – 0.6%
Mattel, Inc.	68,926	$2,132,915

Machinery & Tools – 4.3%
Allison Transmission Holdings, Inc.	83,386	$2,826,785
Cummins, Inc.	14,174	2,043,466
Eaton Corp. PLC	42,671	2,899,921
Joy Global, Inc.	32,833	1,527,391
Oshkosh Corp.	47,118	2,292,291
Regal Beloit Corp.	26,798	2,015,210
SPX Corp.	21,880	1,879,930

		$15,484,994

Major Banks – 2.7%
Comerica, Inc.	45,825	$2,146,443
Huntington Bancshares, Inc.	297,645	3,131,225
KeyCorp	200,955	2,793,275
State Street Corp.	22,243	1,746,076

		$9,817,019

Medical & Health Technology & Services – 2.4%
AmerisourceBergen Corp.	32,424	$2,923,348
Quest Diagnostics, Inc.	51,917	3,481,554
Universal Health Services, Inc.	19,018	2,115,943

		$8,520,845

Medical Equipment – 4.7%
Agilent Technologies, Inc.	56,761	$2,323,795
Cooper Cos., Inc.	10,687	1,732,256

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – continued
DENTSPLY International, Inc.	54,735	$2,915,733
PerkinElmer, Inc.	80,343	3,513,399
St. Jude Medical, Inc.	43,049	2,799,476
STERIS Corp.	17,727	1,149,596
Teleflex, Inc.	21,724	2,494,350

		$16,928,605

Metals & Mining – 0.3%
United States Steel Corp.	43,558	$1,164,741

Natural Gas – Distribution – 1.8%
NiSource, Inc.	45,437	$1,927,438
NorthWestern Corp.	39,904	2,257,768
Spectra Energy Corp.	60,755	2,205,407

		$6,390,613

Natural Gas – Pipeline – 0.6%
Plains GP Holdings LP	84,469	$2,169,164

Oil Services – 1.3%
Cameron International Corp. (a)	39,393	$1,967,680
Ensco PLC, “A”	37,923	1,135,794
Pacific Drilling S.A. (a)	175,510	814,366
Tidewater, Inc.	25,623	830,441

		$4,748,281

Other Banks & Diversified Financials – 6.2%
BB&T Corp.	87,944	$3,420,142
Discover Financial Services	54,698	3,582,172
Fifth Third Bancorp	181,559	3,699,265
First Republic Bank	41,783	2,177,730
M&T Bank Corp.	17,571	2,207,269
PrivateBancorp, Inc.	83,130	2,776,542
SunTrust Banks, Inc.	50,735	2,125,797
TCF Financial Corp.	158,278	2,515,037

		$22,503,954

Pharmaceuticals – 1.9%
Endo International PLC (a)	44,982	$3,244,102
Hospira, Inc. (a)	31,796	1,947,505
Impax Laboratories, Inc. (a)	50,239	1,591,572

		$6,783,179

Real Estate – 4.7%
Annaly Mortgage Management, Inc., REIT	109,191	$1,180,355
Corporate Office Properties Trust, REIT	90,777	2,575,343
DDR Corp., REIT	109,259	2,005,995
EPR Properties, REIT	45,056	2,596,577
Equity Lifestyle Properties, Inc., REIT	33,489	1,726,358
Medical Properties Trust, Inc., REIT	166,744	2,297,732
Mid-America Apartment Communities, Inc., REIT	31,923	2,384,010
Plum Creek Timber Co. Inc., REIT	54,245	2,321,144

		$17,087,514

Specialty Chemicals – 4.6%
Akzo Nobel N.V.	33,616	$2,331,091
Albemarle Corp.	36,743	2,209,357

8

MFS Mid Cap Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – continued
Axalta Coating Systems Ltd. (a)	112,971	$2,939,505
FMC Corp.	33,684	1,920,999
H.B. Fuller Co.	49,729	2,214,432
Rockwood Holdings, Inc.	23,755	1,871,894
Valspar Corp.	36,683	3,172,346

		$16,659,624

Specialty Stores – 4.3%
AutoZone, Inc. (a)	4,859	$3,008,255
Bed Bath & Beyond, Inc. (a)	41,275	3,143,917
Burlington Stores, Inc. (a)	38,482	1,818,659
Children’s Place, Inc.	23,998	1,367,886
L Brands, Inc.	37,946	3,284,226
Sally Beauty Holdings, Inc. (a)	94,449	2,903,362

		$15,526,305

Telephone Services – 1.7%
COLT Telecom Group S.A. (a)	422,536	$874,058
Frontier Communications Corp.	347,542	2,318,105
Quebecor, Inc., “B”	58,948	1,620,588
Windstream Holdings, Inc.	176,629	1,455,423

		$6,268,174

Trucking – 0.6%
Swift Transportation Co. (a)	73,359	$2,100,268

Utilities – Electric Power – 6.3%
AES Corp.	215,761	$2,971,029
CMS Energy Corp.	84,997	2,953,646
DTE Energy Co.	27,800	2,401,086
Dynegy, Inc. (a)	53,361	1,619,506
Northeast Utilities	52,183	2,792,834
NRG Energy, Inc.	93,621	2,523,086
OGE Energy Corp.	47,442	1,683,242
Pinnacle West Capital Corp.	45,785	3,127,573
Public Service Enterprise Group, Inc.	67,411	2,791,490

		$22,863,492

Total Common Stocks (Identified Cost, $287,906,987)		$357,862,513

Issuer	Shares/Par	Value ($)

PREFERRED STOCKS – 0.3%
Telecommunications – Wireless – 0.3%
T Mobile U.S., Inc., 5.5% (Identified Cost, $1,059,197) (a)	21,228	$1,124,872

MONEY MARKET FUNDS – 1.1%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	3,911,676	$3,911,676

Total Investments (Identified Cost, $292,877,860)		$362,899,061

OTHER ASSETS, LESS LIABILITIES – (0.4)%		(1,399,898)

NET ASSETS – 100.0%		$361,499,163

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $288,966,184)	$358,987,385
Underlying affiliated funds, at cost and value	3,911,676
Total investments, at value (identified cost, $292,877,860)	$362,899,061
Cash	10,214
Receivables for
Fund shares sold	134,211
Dividends	424,417
Other assets	3,289
Total assets		$363,471,192
Liabilities
Payables for
Investments purchased	$852,758
Fund shares reacquired	1,036,965
Payable to affiliates
Investment adviser	13,131
Shareholder servicing costs	38
Distribution and/or service fees	536
Payable for independent Trustees’ compensation	45
Accrued expenses and other liabilities	68,556
Total liabilities		$1,972,029
Net assets		$361,499,163
Net assets consist of
Paid-in capital	$236,799,920
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	70,019,131
Accumulated net realized gain (loss) on investments and foreign currency	51,457,486
Undistributed net investment income	3,222,626
Net assets		$361,499,163
Shares of beneficial interest outstanding		36,913,666

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$322,887,949	32,948,971	$9.80
Service Class	38,611,214	3,964,695	9.74

See Notes to Financial Statements

10

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$6,326,833
Interest	756
Dividends from underlying affiliated funds	4,028
Foreign taxes withheld	(36,997)
Total investment income		$6,294,620
Expenses
Management fee	$2,827,009
Distribution and/or service fees	98,234
Shareholder servicing costs	8,203
Administrative services fee	61,136
Independent Trustees’ compensation	9,320
Custodian fee	79,712
Shareholder communications	1,076
Audit and tax fees	54,428
Legal fees	3,275
Miscellaneous	15,413
Total expenses		$3,157,806
Fees paid indirectly	(5)
Reduction of expenses by investment adviser	(17,954)
Net expenses		$3,139,847
Net investment income		$3,154,773
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$51,996,894
Foreign currency	(1,413)
Net realized gain (loss) on investments and foreign currency		$51,995,481
Change in unrealized appreciation (depreciation)
Investments	$(17,387,870)
Translation of assets and liabilities in foreign currencies	(3,348)
Net unrealized gain (loss) on investments and foreign currency translation		$(17,391,218)
Net realized and unrealized gain (loss) on investments and foreign currency		$34,604,263
Change in net assets from operations		$37,759,036

See Notes to Financial Statements

11

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$3,154,773	$3,665,042
Net realized gain (loss) on investments and foreign currency	51,995,481	40,235,613
Net unrealized gain (loss) on investments and foreign currency translation	(17,391,218)	74,292,809
Change in net assets from operations	$37,759,036	$118,193,464
Distributions declared to shareholders
From net investment income	$(3,607,602)	$(4,185,270)
From net realized gain on investments	(40,653,548)	(56,212,049)
Total distributions declared to shareholders	$(44,261,150)	$(60,397,319)
Change in net assets from fund share transactions	$(18,692,038)	$(26,974,422)
Total change in net assets	$(25,194,152)	$30,821,723
Net assets
At beginning of period	386,693,315	355,871,592
At end of period (including undistributed net investment income of $3,222,626 and $3,638,484, respectively)	$361,499,163	$386,693,315

See Notes to Financial Statements

12

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.05	$8.75	$8.66	$9.45	$7.93
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.10	$0.16	$0.12	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.93	2.93	1.27	0.06	1.61
Total from investment operations	$1.02	$3.03	$1.43	$0.18	$1.73
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.12)	$(0.10)	$(0.10)	$—
From net realized gain on investments	(1.16)	(1.61)	(1.24)	(0.87)	(0.21)
Total distributions declared to shareholders	$(1.27)	$(1.73)	$(1.34)	$(0.97)	$(0.21)
Net asset value, end of period (x)	$9.80	$10.05	$8.75	$8.66	$9.45
Total return (%) (k)(r)(s)(x)	10.36	36.91	16.38	2.47	22.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.81	1.03	1.06	1.06
Expenses after expense reductions (f)	0.81	0.81	N/A	N/A	N/A
Net investment income	0.86	0.99	1.72	1.23	1.41
Portfolio turnover	55	49	229	50	65
Net assets at end of period (000 omitted)	$322,888	$348,322	$324,322	$207,483	$245,161

See Notes to Financial Statements

13

MFS Mid Cap Value Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.99	$8.71	$8.63	$9.41	$7.93
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.07	$0.13	$0.10	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	0.93	2.92	1.27	0.07	1.59
Total from investment operations	$0.99	$2.99	$1.40	$0.17	$1.69
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.10)	$(0.08)	$(0.08)	$—
From net realized gain on investments	(1.16)	(1.61)	(1.24)	(0.87)	(0.21)
Total distributions declared to shareholders	$(1.24)	$(1.71)	$(1.32)	$(0.95)	$(0.21)
Net asset value, end of period (x)	$9.74	$9.99	$8.71	$8.63	$9.41
Total return (%) (k)(r)(s)(x)	10.16	36.52	16.01	2.34	21.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.06	1.29	1.31	1.31
Expenses after expense reductions (f)	1.06	1.06	N/A	N/A	N/A
Net investment income	0.62	0.75	1.38	1.02	1.18
Portfolio turnover	55	49	229	50	65
Net assets at end of period (000 omitted)	$38,611	$38,371	$31,550	$30,039	$26,638

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Mid Cap Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

15

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$345,583,863	$—	$—	$345,583,863
Germany	3,446,129	—	—	3,446,129
Canada	3,414,090	—	—	3,414,090
Israel	2,523,788	—	—	2,523,788
Netherlands	—	2,331,091	—	2,331,091
United Kingdom	—	874,058	—	874,058
Luxembourg	814,366	—	—	814,366
Mutual Funds	3,911,676	—	—	3,911,676
Total Investments	$359,693,912	$3,205,149	$—	$362,899,061

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $2,331,091 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2014, there were no securities on loan or collateral outstanding.

16

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$39,655,875	$18,154,484
Long-term capital gains	4,605,275	42,242,835
Total distributions	$44,261,150	$60,397,319

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$293,632,721
Gross appreciation	77,464,125
Gross depreciation	(8,197,785)
Net unrealized appreciation (depreciation)	$69,266,340
Undistributed ordinary income	14,492,543
Undistributed long-term capital gain	40,837,436
Other temporary differences	102,924

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

17

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$3,310,973	$3,842,592	$36,400,988	$50,648,239
Service Class	296,629	342,678	4,252,560	5,563,810
Total	$3,607,602	$4,185,270	$40,653,548	$56,212,049

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $17,294, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $8,083, which equated to 0.0021% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $120.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC

18

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $1,760 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $660, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $205,097,906 and $259,211,042, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	460,020	$4,607,608	727,314	$6,910,340
Service Class	552,652	5,509,934	615,921	6,013,138
	1,012,672	$10,117,542	1,343,235	$12,923,478
Shares issued to shareholders in reinvestment of distributions
Initial Class	4,123,776	$39,711,961	6,034,422	$54,490,831
Service Class	474,863	4,549,189	657,006	5,906,488
	4,598,639	$44,261,150	6,691,428	$60,397,319
Shares reacquired
Initial Class	(6,304,637)	$(63,964,119)	(9,166,948)	$(90,010,539)
Service Class	(902,775)	(9,106,611)	(1,055,462)	(10,284,680)
	(7,207,412)	$(73,070,730)	(10,222,410)	$(100,295,219)
Net change
Initial Class	(1,720,841)	$(19,644,550)	(2,405,212)	$(28,609,368)
Service Class	124,740	952,512	217,465	1,634,946
	(1,596,101)	$(18,692,038)	(2,187,747)	$(26,974,422)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 42%, 14%, and 9%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $1,422 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

19

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,309,015	128,307,354	(126,704,693)	3,911,676

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$4,028	$3,911,676

20

MFS Mid Cap Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Mid Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Value Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Value Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS Mid Cap Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

22

MFS Mid Cap Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

23

MFS Mid Cap Value Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Kevin Schmitz Brooks Taylor

24

MFS Mid Cap Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital Advisers LLC (“Sun Capital”), an affiliate of MFS, and subadvised by Goldman Sachs Asset Management, L.P. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

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MFS Mid Cap Value Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment advisor in December 2012 and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

26

MFS Mid Cap Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $5,066,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 13.16% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2014

MFS® MODERATE ALLOCATION PORTFOLIO

MFS® Variable Insurance Trust III

VMA-ANN

MFS® MODERATE ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Moderate Allocation Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Moderate Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Research Bond Series	12.1%
MFS Government Securities Portfolio	10.1%
MFS Value Series	9.0%
MFS Growth Series	9.0%
MFS Research Series	8.0%
MFS Mid Cap Value Portfolio	7.1%
MFS Mid Cap Growth Series	7.1%
MFS Research International Portfolio	6.7%
MFS High Yield Portfolio	5.0%
MFS Inflation-Adjusted Bond Portfolio	5.0%
MFS Global Governments Portfolio	4.9%
MFS Limited Maturity Portfolio	4.0%
MFS Global Real Estate Portfolio	3.0%
MFS International Value Portfolio	3.0%
MFS International Growth Portfolio	2.9%
MFS New Discovery Value Portfolio	1.5%
MFS New Discovery Series	1.5%
Cash & Other	0.1%

Portfolio actual allocation

Cash & Other can include cash, other assets less liabilities, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Moderate Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Moderate Allocation Portfolio (“fund”) provided a total return of 5.28%, while Service Class shares of the fund provided a total return of 5.04%. These compare with a return of 13.69% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”). The fund’s other benchmark, the MFS Moderate Allocation Portfolio Blended Index (“Blended Index”), generated a return of 8.16%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Factors Affecting Performance

The fund underperformed the Blended Index over the period. US equities significantly outperformed international stocks during the period, however several of the funds held within the US equities market segment underperformed their respective benchmarks, particularly the fund’s holdings in the MFS Growth Series, MFS Mid Cap Value Portfolio and MFS Research Series. Additionally, the fund’s allocations in the MFS New Discovery Value Portfolio, the MFS New Discovery Series and the MFS Mid Cap Growth Series dampened relative results as mid cap growth and small cap stocks generally underperformed large cap stocks.

The fund’s investments in segments of the fixed income market delivered positive returns but underperformed the fixed income portion of the Blended Index as investors extended into longer maturity bonds which helped flatten the yield curve. Consequently, the fund’s allocation to the relatively shorter duration MFS Limited Maturity Portfolio dragged down performance relative to the fixed income portion of the blended index. Additionally, the fund’s investment in the MFS Global Governments Portfolio held back relative performance as international bonds underperformed US bonds.

Respectfully,

Joseph Flaherty

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Moderate Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	5.28%	8.48%	8.74%
Service Class	10/01/08	5.04%	8.21%	8.46%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		13.69%	15.45%	11.94%
MFS Moderate Allocation Portfolio Blended Index (f)(w)		8.16%	9.79%	8.69%
Barclays U.S. Aggregate Bond Index (f)		5.97%	4.45%	5.25%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		15.89%	12.03%	8.34%
MSCI EAFE (Europe, Australasia, Far East) Index (f)		(4.48)%	5.81%	5.61%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

(w)	As of December 31, 2014, the MFS Moderate Allocation Portfolio Blended Index was comprised of 43% Standard & Poor’s 500 Stock Index, 41% Barclays U.S. Aggregate Bond Index, 13% MSCI EAFE (Europe, Australasia, Far East) Index, 3% FTSE EPRA/NAREIT Developed Real Estate Index.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

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MFS Moderate Allocation Portfolio

Performance Summary – continued

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Moderate Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.01%	$1,000.00	$1,007.89	$0.05
	Hypothetical (h)	0.01%	$1,000.00	$1,025.16	$0.05
Service Class	Actual	0.26%	$1,000.00	$1,006.27	$1.31
	Hypothetical (h)	0.26%	$1,000.00	$1,023.89	$1.33

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

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MFS Moderate Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

UNDERLYING AFFILIATED FUNDS – 99.9%
MFS Global Governments Portfolio – Initial Class	10,000,800	$104,708,380
MFS Global Real Estate Portfolio – Initial Class	4,569,387	64,245,587
MFS Government Securities Portfolio – Initial Class	16,478,830	214,554,367
MFS Growth Series – Initial Class	4,840,128	192,395,074
MFS High Yield Portfolio – Initial Class	17,387,298	106,236,388
MFS Inflation-Adjusted Bond Portfolio – Initial Class	10,249,517	105,775,011
MFS International Growth Portfolio – Initial Class	4,672,941	62,103,380
MFS International Value Portfolio – Initial Class	2,929,229	63,652,140
MFS Limited Maturity Portfolio – Initial Class	8,346,898	85,388,768
MFS Mid Cap Growth Series – Initial Class	17,155,908	150,285,753
MFS Mid Cap Value Portfolio – Initial Class	15,344,494	150,376,039
MFS New Discovery Series – Initial Class	1,963,668	32,047,054
MFS New Discovery Value Portfolio – Initial Class	3,012,679	32,356,177
MFS Research Bond Series – Initial Class	19,073,468	257,491,812
MFS Research International Portfolio – Initial Class	9,749,083	141,946,645
MFS Research Series – Initial Class	5,876,352	171,060,603
MFS Value Series – Initial Class	9,470,352	192,626,955

Total Underlying Affiliated Funds (Identified Cost, $1,887,492,096)		$2,127,250,133

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	888,569	$888,569

Total Investments (Identified Cost, $1,888,380,665)		$2,128,138,702

OTHER ASSETS, LESS LIABILITIES – 0.1%		1,068,835

NET ASSETS – 100.0%		$2,129,207,537

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Underlying affiliated funds, at value (identified cost, $1,888,380,665)	$2,128,138,702
Receivables for
Investments sold	2,985,997
Fund shares sold	2,229
Other assets	16,339
Total assets		$2,131,143,267
Liabilities
Payable for fund shares reacquired	$1,821,772
Payable to affiliates
Administrator	96
Shareholder servicing costs	247
Distribution and/or service fees	29,260
Payable for independent Trustees’ compensation	44
Accrued expenses and other liabilities	84,311
Total liabilities		$1,935,730
Net assets		$2,129,207,537
Net assets consist of
Paid-in capital	$1,769,065,857
Unrealized appreciation (depreciation) on investments	239,758,037
Accumulated net realized gain (loss) on investments	45,471,854
Undistributed net investment income	74,911,789
Net assets		$2,129,207,537
Shares of beneficial interest outstanding		159,878,222

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$7,239,980	542,791	$13.34
Service Class	2,121,967,557	159,335,431	13.32

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends from underlying affiliated funds	$34,332,811
Expenses
Distribution and/or service fees	$5,502,420
Shareholder servicing costs	52,357
Administrative services fee	17,500
Independent Trustees’ compensation	41,634
Custodian fee	87,296
Audit and tax fees	41,928
Legal fees	19,234
Miscellaneous	45,849
Total expenses		$5,808,218
Fees paid indirectly	(5)
Reduction of expenses by investment adviser	(3,847)
Net expenses		$5,804,366
Net investment income		$28,528,445
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments in underlying affiliated funds	$12,118,093
Capital gain distributions from underlying affiliated funds	81,954,225
Net realized gain (loss) on investments		$94,072,318
Change in unrealized appreciation (depreciation) on investments		$(13,362,580)
Net realized and unrealized gain (loss) on investments		$80,709,738
Change in net assets from operations		$109,238,183

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$28,528,445	$15,942,443
Net realized gain (loss) on investments	94,072,318	38,513,121
Net unrealized gain (loss) on investments	(13,362,580)	264,683,122
Change in net assets from operations	$109,238,183	$319,138,686
Distributions declared to shareholders
From net investment income	$(29,243,091)	$(49,362,527)
From net realized gain on investments	(25,586,026)	(125,759,031)
Total distributions declared to shareholders	$(54,829,117)	$(175,121,558)
Change in net assets from fund share transactions	$(131,246,791)	$71,470,406
Total change in net assets	$(76,837,725)	$215,487,534
Net assets
At beginning of period	2,206,045,262	1,990,557,728
At end of period (including undistributed net investment income of $74,911,789 and $29,243,030, respectively)	$2,129,207,537	$2,206,045,262

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.02	$12.20	$11.60	$12.37	$11.21
Income (loss) from investment operations
Net investment income (d)(l)	$0.21	$0.09	$0.31	$0.20	$0.20
Net realized and unrealized gain (loss) on investments	0.48	1.88	0.92	(0.40)	1.15
Total from investment operations	$0.69	$1.97	$1.23	$(0.20)	$1.35
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.35)	$(0.32)	$(0.17)	$(0.13)
From net realized gain on investments	(0.16)	(0.80)	(0.31)	(0.40)	(0.06)
Total distributions declared to shareholders	$(0.37)	$(1.15)	$(0.63)	$(0.57)	$(0.19)
Net asset value, end of period (x)	$13.34	$13.02	$12.20	$11.60	$12.37
Total return (%) (k)(r)(s)(x)	5.28	16.87	10.56	(1.56)	12.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.01	0.02	0.15	0.19	0.21
Expenses after expense reductions (f)(h)	0.01	0.02	N/A	N/A	0.20
Net investment income (l)	1.55	0.73	2.52	1.61	1.75
Portfolio turnover	2	6	67	7	27
Net assets at end of period (000 omitted)	$7,240	$6,124	$4,279	$3,150	$1,687

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.00	$12.19	$11.58	$12.35	$11.20
Income (loss) from investment operations
Net investment income (d)(l)	$0.17	$0.10	$0.19	$0.16	$0.15
Net realized and unrealized gain (loss) on investments	0.49	1.82	1.02	(0.39)	1.16
Total from investment operations	$0.66	$1.92	$1.21	$(0.23)	$1.31
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.31)	$(0.29)	$(0.14)	$(0.10)
From net realized gain on investments	(0.16)	(0.80)	(0.31)	(0.40)	(0.06)
Total distributions declared to shareholders	$(0.34)	$(1.11)	$(0.60)	$(0.54)	$(0.16)
Net asset value, end of period (x)	$13.32	$13.00	$12.19	$11.58	$12.35
Total return (%) (k)(r)(s)(x)	5.04	16.51	10.39	(1.81)	11.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.26	0.27	0.40	0.44	0.46
Expenses after expense reductions (f)(h)	0.26	0.27	N/A	N/A	0.45
Net investment income (l)	1.29	0.76	1.55	1.32	1.30
Portfolio turnover	2	6	67	7	27
Net assets at end of period (000 omitted)	$2,121,968	$2,199,921	$1,986,278	$1,850,101	$1,444,241

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Moderate Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.

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MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Mutual Funds	$2,128,138,702	$—	$—	$2,128,138,702

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or

14

MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$33,803,139	$49,362,527
Long-term capital gains	21,025,978	125,759,031
Total distributions	$54,829,117	$175,121,558

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$1,891,090,214
Gross appreciation	256,441,854
Gross depreciation	(19,393,366)
Net unrealized appreciation (depreciation)	$237,048,488
Undistributed ordinary income	78,576,624
Undistributed long-term capital gain	44,516,568

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

15

MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$100,677	$98,293	$74,786	$227,867
Service Class	29,142,414	49,264,234	25,511,240	125,531,164
Total	$29,243,091	$49,362,527	$25,586,026	$125,759,031

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles such that operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $52,316, which equated to 0.0024% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $41.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0008% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served

16

MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $10,240 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $3,847, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of shares of underlying funds aggregated $42,198,034 and $234,091,881, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	94,860	$1,233,854	337,493	$4,194,281
Service Class	3,947,963	51,668,478	5,284,193	67,697,262
	4,042,823	$52,902,332	5,621,686	$71,891,543
Shares issued to shareholders in reinvestment of distributions
Initial Class	13,173	$175,463	27,000	$326,160
Service Class	4,106,210	54,653,654	14,469,818	174,795,398
	4,119,383	$54,829,117	14,496,818	$175,121,558
Shares reacquired
Initial Class	(35,755)	$(468,928)	(244,672)	$(3,192,341)
Service Class	(17,975,771)	(238,509,312)	(13,479,779)	(172,350,354)
	(18,011,526)	$(238,978,240)	(13,724,451)	$(175,542,695)
Net change
Initial Class	72,278	$940,389	119,821	$1,328,100
Service Class	(9,921,598)	(132,187,180)	6,274,232	70,142,306
	(9,849,320)	$(131,246,791)	6,394,053	$71,470,406

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $8,274 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

17

MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Global Governments Portfolio	10,415,734	250,212	(665,146)	10,000,800
MFS Global Real Estate Portfolio	5,334,590	121,609	(886,812)	4,569,387
MFS Government Securities Portfolio	17,111,780	798,687	(1,431,637)	16,478,830
MFS Growth Series	5,104,948	473,943	(738,763)	4,840,128
MFS High Yield Portfolio	17,424,880	1,107,337	(1,144,919)	17,387,298
MFS Inflation-Adjusted Bond Portfolio	10,882,484	279,735	(912,702)	10,249,517
MFS Institutional Money Market Portfolio	1,689,823	111,240,337	(112,041,591)	888,569
MFS International Growth Portfolio	4,527,618	377,362	(232,039)	4,672,941
MFS International Value Portfolio	3,054,205	100,226	(225,202)	2,929,229
MFS Limited Maturity Portfolio	8,469,239	396,576	(518,917)	8,346,898
MFS Mid Cap Growth Series	17,250,923	2,461,222	(2,556,237)	17,155,908
MFS Mid Cap Value Portfolio	15,452,866	1,986,013	(2,094,385)	15,344,494
MFS New Discovery Series	1,516,163	525,643	(78,138)	1,963,668
MFS New Discovery Value Portfolio	2,742,947	541,273	(271,541)	3,012,679
MFS Research Bond Series	19,910,826	909,012	(1,746,370)	19,073,468
MFS Research International Portfolio	9,696,444	525,510	(472,871)	9,749,083
MFS Research Series	6,173,522	560,304	(857,474)	5,876,352
MFS Value Series	10,363,058	641,998	(1,534,704)	9,470,352

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Global Governments Portfolio	$(184,432)	$—	$590,098	$104,708,380
MFS Global Real Estate Portfolio	974,965	—	1,456,400	64,245,587
MFS Government Securities Portfolio	(756,588)	—	5,469,200	214,554,367
MFS Growth Series	3,100,441	13,131,072	205,765	192,395,074
MFS High Yield Portfolio	(100,551)	—	5,987,652	106,236,388
MFS Inflation-Adjusted Bond Portfolio	(733,291)	—	984,249	105,775,011
MFS Institutional Money Market Portfolio	—	—	1,198	888,569
MFS International Growth Portfolio	171,389	2,924,032	590,564	62,103,380
MFS International Value Portfolio	762,321	—	1,272,287	63,652,140
MFS Limited Maturity Portfolio	(24,883)	348,066	1,125,273	85,388,768
MFS Mid Cap Growth Series	1,907,394	16,688,774	—	150,285,753
MFS Mid Cap Value Portfolio	1,798,502	16,768,752	1,525,258	150,376,039
MFS New Discovery Series	4,792	6,654,337	—	32,047,054
MFS New Discovery Value Portfolio	102,464	4,655,921	177,565	32,356,177
MFS Research Bond Series	(1,211,876)	—	7,650,201	257,491,812
MFS Research International Portfolio	668,069	1,562,740	2,828,956	141,946,645
MFS Research Series	1,712,172	13,101,477	1,443,827	171,060,603
MFS Value Series	3,927,205	6,119,054	3,024,318	192,626,955

	$12,118,093	$81,954,225	$34,332,811	$2,128,138,702

18

MFS Moderate Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Moderate Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Moderate Allocation Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the underlying funds’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Moderate Allocation Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS Moderate Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

20

MFS Moderate Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

21

MFS Moderate Allocation Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph Flaherty

22

MFS Moderate Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital Advisers LLC (“Sun Capital”), an affiliate of MFS, and subadvised by Ibbotson Associates, Inc. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

23

MFS Moderate Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment adviser in December 2012 and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).

In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was approximately at the Lipper expense group median. Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Underlying Funds’ portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

24

MFS Moderate Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $23,129,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 18.20% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2014

MFS® NEW DISCOVERY VALUE PORTFOLIO

MFS® Variable Insurance Trust III

VDV-ANN

MFS® NEW DISCOVERY VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS New Discovery Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
NICE Systems Ltd., ADR	1.9%
PrivateBancorp, Inc.	1.8%
Resources Connection, Inc.	1.8%
Everest Re Group Ltd.	1.8%
Cross Country Healthcare, Inc.	1.7%
NASDAQ OMX Group, Inc.	1.6%
Global Payments, Inc.	1.6%
Progressive Waste Solutions Ltd.	1.6%
TriMas Corp.	1.6%
Huntington Bancshares, Inc.	1.6%

Equity sectors
Financial Services	34.8%
Industrial Goods & Services	11.4%
Technology	9.5%
Special Products & Services	7.5%
Health Care	5.5%
Basic Materials	5.5%
Energy	5.4%
Leisure	5.3%
Retailing	5.1%
Utilities & Communications	3.6%
Transportation	3.5%
Consumer Staples	1.4%
Autos & Housing	1.2%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS New Discovery Value Portfolio (“fund”) provided a total return of 3.44%, while Service Class shares of the fund provided a total return of 3.19%. These compare with a return of 4.22% over the same period for the fund’s benchmark, the Russell 2000 Value Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Weak stock selection in the transportation sector detracted from performance relative to the Russell 2000 Value Index. The fund’s ownership in shares of shipping company Diana Shipping (b) hurt relative results. Shares of Diana Shipping weakened in the second half of the period after the company posted consecutive quarterly losses due to a sluggish demand environment.

Stock selection within the retailing sector was another negative factor for relative returns. Within this sector, an overweight position in department store operator Gordmans Stores held back relative returns after the company experienced various merchandising and supply chain issues as well as an adverse impact from warmer-than-expected weather during the fall season.

Underweight positions in both the utilities & communications and financial services sectors also weighed on relative performance. However, there were no individual securities within either sector that were among the fund’s top relative detractors.

Elsewhere, other top relative detractors for the period included the fund’s overweight positions in postsecondary education provider ITT Educational Services (h), graphite and carbon materials producer Graftech International, crystalline products manufacturer Rubicon Technology, metallurgical coal producer Walter Energy (h) and oilfield technologies company Tesco. Shares of ITT Educational Services declined during the period reflecting weaker trends in new student enrollment and potential regulatory issues brought forward by the Securities and Exchange Commission (SEC). In addition, the Department of Education introduced sanctions against ITT Educational Services as the company did not submit 2013 audited financials by the end of June which further pressured the stock. Shares of Graftech International dipped sharply towards the end of third quarter after the company cut earnings guidance. The company’s Engineered Solutions segment suffered the most on the back of weak consumer electronic product launches that hit profitability. Additionally, sales of graphite electrodes continued to diminish due to oversupply in the market which caused the reduction of shipments for 2015 and lowered production rates. The fund’s holdings in international service company Serco (b)(h) (United Kingdom), independent energy company Sm Energy (b) and offshore service vessels and marine support services provider Tidewater (b) also detracted from relative returns. Shares of Serco declined towards the end of the period following lower-than-expected guidance on current and future year operating profitability, 1.5 billion pounds in write-downs and provisions for future losses as well as contract pipelines having remained at low levels.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

3

MFS New Discovery Value Portfolio

Management Review – continued

Contributors to Performance

Strong stock selection within the leisure sector contributed to relative performance, led by the fund’s position in Stroer Media (b) (Germany). The company’s share price surged in the second half of the year reflecting strong earnings and better-than-expected full year guidance for the 2014 year.

Stock selection in the industrial goods & services sector also aided relative returns. Overweight positions in pipe producer Advanced Drainage Systems and snow and ice control equipment manufacturer Douglas Dynamics helped relative performance. Shares of Advanced Drainage Systems grew substantially after the company went public in late July. Strong volume growth, considerable market share gains reflecting material conversion and increased spending on infrastructure were the main factors driving the stock price.

Positive stock selection within the health care sector was another factor that benefited relative results. Here, an overweight position in healthcare staffing and workforce management company Cross Country Healthcare, and holdings of healthcare services provider Molina Healthcare, bolstered relative returns. Despite disappointing results at the beginning of the year, shares of Cross Country Healthcare recovered later in the period on the back of improved profitability and revenue as well as lower-than-expected operational costs.

Elsewhere, holdings of strong-performing analog power integrated circuits Micrel (b) and data recording products provider Nice Systems (b) (Israel) supported relative returns. Shares of Micrel surged towards the end of the reporting period due to solid growth numbers driven by resumption of capital spending in key analog end-markets like industrial, communications and automotive. Additionally, the fund’s overweight positions in urban fashion apparel retailer Burlington Stores, furniture rental company Rent-A-Center and hydraulic fracturing, coiled tubing, wireline, and other complementary services provider C&J Energy Services (h) also aided relative performance.

Respectfully,

Kevin Schmitz

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	3.44%	12.63%	10.71%
Service Class	10/01/08	3.19%	12.38%	10.44%

Comparative benchmark
Russell 2000 Value Index (f)		4.22%	14.26%	9.49%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Russell 2000 Value Index – a market-capitalization-weighted, value-oriented index that measures the performance of small-capitalization stocks that have relatively low price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

5

MFS New Discovery Value Portfolio

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS New Discovery Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.91%	$1,000.00	$1,000.53	$4.59
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
Service Class	Actual	1.16%	$1,000.00	$999.60	$5.85
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 0.88%, $4.44 and $4.48 for Initial Class and 1.13%, $5.70 and $5.75 for Service Class. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

7

MFS New Discovery Value Portfolio

PORTFOLIO OF INVESTMENTS –12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.7%
Broadcasting – 1.0%
Stroer Out-of-Home Media AG	22,804	$678,989

Brokerage & Asset Managers – 2.8%
FXCM, Inc., “A”	24,915	$412,837
GAIN Capital Holdings, Inc.	37,193	335,481
NASDAQ OMX Group, Inc.	22,411	1,074,832

		$1,823,150

Business Services – 5.4%
Forrester Research, Inc.	17,677	$695,767
Global Payments, Inc.	13,249	1,069,592
RE/MAX Holdings, Inc., “A”	18,785	643,386
Resources Connection, Inc.	69,663	1,145,956

		$3,554,701

Computer Software – 0.6%
Rovi Corp. (a)	16,560	$374,090

Computer Software – Systems – 4.5%
Ingram Micro, Inc., “A” (a)	32,900	$909,356
Model N, Inc. (a)	40,190	426,818
NICE Systems Ltd., ADR	24,572	1,244,572
Sabre Corp.	17,963	364,110

		$2,944,856

Construction – 1.2%
Beacon Roofing Supply, Inc. (a)	15,342	$426,508
Interface, Inc.	21,474	353,677

		$780,185

Consumer Products – 1.4%
Sensient Technologies Corp.	15,528	$936,960

Consumer Services – 2.0%
Capella Education Co.	6,311	$485,695
Carriage Services, Inc.	21,614	452,813
Servicemaster Global Holdings, Inc. (a)	14,273	382,088

		$1,320,596

Containers – 2.0%
Graphic Packaging Holding Co. (a)	35,446	$482,775
Greif, Inc., “A”	16,752	791,197

		$1,273,972

Electrical Equipment – 2.7%
Advanced Drainage Systems, Inc.	30,545	$701,924
TriMas Corp. (a)	33,731	1,055,443

		$1,757,367

Electronics – 2.9%
Lattice Semiconductor Corp. (a)	58,110	$400,378
Micrel, Inc.	35,067	508,822
Plexus Corp. (a)	12,389	510,551
Rubicon Technology, Inc. (a)(l)	35,497	162,221
Ultratech, Inc. (a)	17,872	331,704

		$1,913,676

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – 2.6%
Energen Corp.	9,644	$614,901
Memorial Resource Development Corp. (a)	14,702	265,077
Rosetta Resources, Inc. (a)	10,434	232,783
SM Energy Co.	14,601	563,307

		$1,676,068

Entertainment – 2.9%
AMC Entertainment Holdings, Inc., “A”	25,581	$669,711
Cinemark Holdings, Inc.	24,474	870,785
International Speedway Corp.	11,146	352,771

		$1,893,267

Food & Drug Stores – 0.2%
Brazil Pharma S.A. (a)	101,210	$98,613

Health Maintenance Organizations – 0.6%
Molina Healthcare, Inc. (a)	7,203	$385,577

Insurance – 8.6%
Allied World Assurance Co.	24,782	$939,733
Aspen Insurance Holdings Ltd.	11,080	484,972
Everest Re Group Ltd.	6,705	1,141,862
Hanover Insurance Group, Inc.	10,092	719,761
Safety Insurance Group, Inc.	9,073	580,763
Stewart Information Services Corp.	16,191	599,715
Symetra Financial Corp.	21,902	504,841
Third Point Reinsurance Ltd. (a)	44,243	641,081

		$5,612,728

Leisure & Toys – 1.3%
Brunswick Corp.	6,518	$334,113
Callaway Golf Co.	67,296	518,179

		$852,292

Machinery & Tools – 7.1%
Columbus McKinnon Corp.	23,279	$652,743
Douglas Dynamics, Inc.	19,838	425,128
Herman Miller, Inc.	21,278	626,212
Joy Global, Inc.	14,560	677,331
Kennametal, Inc.	15,421	551,918
Oshkosh Corp.	8,357	406,568
Polypore International, Inc. (a)	9,607	452,009
Regal Beloit Corp.	11,223	843,970

		$4,635,879

Major Banks – 1.6%
Huntington Bancshares, Inc.	97,438	$1,025,048

Medical & Health Technology & Services – 2.8%
Cross Country Healthcare, Inc. (a)	87,959	$1,097,728
MEDNAX, Inc. (a)	11,112	734,614

		$1,832,342

8

MFS New Discovery Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 2.1%
Masimo Corp. (a)	16,383	$431,528
Teleflex, Inc.	8,371	961,158

		$1,392,686

Metals & Mining – 1.1%
GrafTech International Ltd. (a)	59,775	$302,462
Iluka Resources Ltd.	86,149	414,133

		$716,595

Natural Gas – Distribution – 0.8%
AGL Resources, Inc.	9,161	$499,366

Natural Gas – Pipeline – 0.4%
StealthGas, Inc. (a)	39,490	$249,182

Network & Telecom – 1.5%
Ixia (a)	53,847	$605,779
Polycom, Inc. (a)	26,883	362,921

		$968,700

Oil Services – 2.8%
Helix Energy Solutions Group, Inc. (a)	17,633	$382,636
Superior Energy Services, Inc.	16,968	341,905
Tesco Corp.	40,014	512,979
Tidewater, Inc.	18,392	596,085

		$1,833,605

Other Banks & Diversified Financials – 14.4%
Berkshire Hills Bancorp, Inc.	20,617	$549,649
Brookline Bancorp, Inc.	87,781	880,443
CAI International, Inc. (a)	42,579	987,833
Cathay General Bancorp, Inc.	29,264	748,866
EZCORP, Inc., “A” (a)	61,499	722,613
First Interstate BancSystem, Inc.	22,336	621,388
Great Western Bancorp, Inc. (a)	27,510	626,953
PrivateBancorp, Inc.	34,980	1,168,332
Regional Management Corp. (a)	51,379	812,302
Sandy Spring Bancorp, Inc.	24,045	627,094
TCF Financial Corp.	55,158	876,461
Texas Capital Bancshares, Inc. (a)	13,979	759,479

		$9,381,413

Pollution Control – 1.6%
Progressive Waste Solutions Ltd.	35,201	$1,058,846

Railroad & Shipping – 1.0%
Diana Shipping, Inc. (a)	94,442	$633,706

Real Estate – 7.4%
BioMed Realty Trust, Inc., REIT	30,479	$656,518
Corporate Office Properties Trust, REIT	25,385	720,172
EPR Properties, REIT	16,983	978,730
Hatteras Financial Corp., REIT	34,102	628,500
Medical Properties Trust, Inc., REIT	53,723	740,303
Select Income, REIT	31,258	763,008
Store Capital Corp., REIT	16,056	346,970

		$4,834,201

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – 2.5%
Amira Nature Foods Ltd. (a)	16,183	$232,226
H.B. Fuller Co.	10,506	467,832
Kronos Worldwide, Inc.	25,057	326,242
Tronox Ltd., “A”	24,306	580,427

		$1,606,727

Specialty Stores – 5.0%
Burlington Stores, Inc. (a)	11,845	$559,795
Children’s Place, Inc.	15,373	876,261
Citi Trends, Inc. (a)	16,776	423,594
Gordmans Stores, Inc. (a)	71,926	196,358
Kirkland’s, Inc. (a)	35,322	835,012
Rent-A-Center, Inc.	9,914	360,076

		$3,251,096

Trucking – 2.5%
Atlas Air Worldwide Holdings, Inc. (a)	10,902	$537,469
Celadon Group, Inc.	22,547	511,591
Marten Transport Ltd.	27,567	602,615

		$1,651,675

Utilities – Electric Power – 2.4%
El Paso Electric Co.	18,726	$750,164
Great Plains Energy, Inc.	28,822	818,833

		$1,568,997

Total Common Stocks (Identified Cost, $53,226,525)		$65,017,151

MONEY MARKET FUNDS – 0.6%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	432,375	$432,375

COLLATERAL FOR SECURITIES LOANED – 0.2%
Navigator Securities Lending Prime Portfolio, 0.16%, at Cost and Net Asset Value (j)	116,604	$116,604

Total Investments (Identified Cost, $53,775,504)		$65,566,130

OTHER ASSETS, LESS LIABILITIES – (0.5)%		(343,835)

NET ASSETS – 100.0%		$65,222,295

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $53,343,129)	$65,133,755
Underlying affiliated funds, at cost and value	432,375
Total investments, at value, including $118,418 of securities on loan (identified cost, $53,775,504)	$65,566,130
Receivables for
Interest and dividends	86,066
Receivable from investment adviser	15,377
Other assets	891
Total assets		$65,668,464
Liabilities
Payable for fund shares reacquired	$286,691
Collateral for securities loaned, at value	116,604
Payable to affiliates
Shareholder servicing costs	18
Distribution and/or service fees	143
Payable for independent Trustees’ compensation	89
Accrued expenses and other liabilities	42,624
Total liabilities		$446,169
Net assets		$65,222,295
Net assets consist of
Paid-in capital	$48,503,368
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	11,790,562
Accumulated net realized gain (loss) on investments and foreign currency	4,584,067
Undistributed net investment income	344,298
Net assets		$65,222,295
Shares of beneficial interest outstanding		6,077,741

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$54,917,471	5,112,578	$10.74
Service Class	10,304,824	965,163	10.68

See Notes to Financial Statements

10

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$1,031,264
Interest	5,747
Dividends from underlying affiliated funds	928
Foreign taxes withheld	(6,617)
Total investment income		$1,031,322
Expenses
Management fee	$603,990
Distribution and/or service fees	26,905
Shareholder servicing costs	3,745
Administrative services fee	19,764
Independent Trustees’ compensation	2,766
Custodian fee	32,625
Shareholder communications	7,696
Audit and tax fees	55,062
Legal fees	583
Miscellaneous	9,205
Total expenses		$762,341
Fees paid indirectly	(15)
Reduction of expenses by investment adviser	(77,137)
Net expenses		$685,189
Net investment income		$346,133
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$4,921,056
Foreign currency	(1,770)
Net realized gain (loss) on investments and foreign currency		$4,919,286
Change in unrealized appreciation (depreciation)
Investments	$(2,936,309)
Translation of assets and liabilities in foreign currencies	(86)
Net unrealized gain (loss) on investments and foreign currency translation		$(2,936,395)
Net realized and unrealized gain (loss) on investments and foreign currency		$1,982,891
Change in net assets from operations		$2,329,024

See Notes to Financial Statements

11

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$346,133	$335,565
Net realized gain (loss) on investments and foreign currency	4,919,286	9,267,084
Net unrealized gain (loss) on investments and foreign currency translation	(2,936,395)	12,775,184
Change in net assets from operations	$2,329,024	$22,377,833
Distributions declared to shareholders
From net investment income	$(331,977)	$(710,005)
From net realized gain on investments	(9,423,538)	(679,626)
Total distributions declared to shareholders	$(9,755,515)	$(1,389,631)
Change in net assets from fund share transactions	$3,528,701	$(16,059,096)
Total change in net assets	$(3,897,790)	$4,929,106
Net assets
At beginning of period	69,120,085	64,190,979
At end of period (including undistributed net investment income of $344,298 and $331,912, respectively)	$65,222,295	$69,120,085

See Notes to Financial Statements

12

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.12	$8.85	$8.33	$11.18	$10.08
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.06	$0.11	$0.04	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	3.44	0.72	(0.88)	1.93
Total from investment operations	$0.41	$3.50	$0.83	$(0.84)	$2.00
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.12)	$(0.01)	$(0.07)	$—
From net realized gain on investments	(1.72)	(0.11)	(0.30)	(1.94)	(0.90)
Total distributions declared to shareholders	$(1.79)	$(0.23)	$(0.31)	$(2.01)	$(0.90)
Net asset value, end of period (x)	$10.74	$12.12	$8.85	$8.33	$11.18
Total return (%) (k)(r)(s)(x)	3.44	39.94	9.90	(6.32)	21.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.06	1.13	1.24	1.41
Expenses after expense reductions (f)	0.98	1.05	N/A	1.15	1.15
Net investment income	0.56	0.55	1.23	0.36	0.68
Portfolio turnover	49	55	146	50	139
Net assets at end of period (000 omitted)	$54,917	$57,686	$52,375	$43,958	$48,782

See Notes to Financial Statements

13

MFS New Discovery Value Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.06	$8.80	$8.30	$11.14	$10.07
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.03	$0.08	$0.01	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.34	3.43	0.72	(0.86)	1.92
Total from investment operations	$0.37	$3.46	$0.80	$(0.85)	$1.97
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.09)	$—	$(0.05)	$—
From net realized gain on investments	(1.72)	(0.11)	(0.30)	(1.94)	(0.90)
Total distributions declared to shareholders	$(1.75)	$(0.20)	$(0.30)	$(1.99)	$(0.90)
Net asset value, end of period (x)	$10.68	$12.06	$8.80	$8.30	$11.14
Total return (%) (k)(r)(s)(x)	3.19	39.68	9.60	(6.50)	21.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.31	1.38	1.48	1.67
Expenses after expense reductions (f)	1.23	1.30	N/A	1.40	1.40
Net investment income	0.30	0.29	0.91	0.12	0.47
Portfolio turnover	49	55	146	50	139
Net assets at end of period (000 omitted)	$10,305	$11,434	$11,816	$11,847	$12,293

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS New Discovery Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

15

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$60,406,884	$—	$—	$60,406,884
Israel	1,244,572	—	—	1,244,572
Canada	1,058,846	—	—	1,058,846
Greece	882,888	—	—	882,888
Germany	—	678,989	—	678,989
Australia	—	414,133	—	414,133
United Arab Emirates	232,226	—	—	232,226
Brazil	98,613	—	—	98,613
Mutual Funds	548,979	—	—	548,979
Total Investments	$64,473,008	$1,093,122	$—	$65,566,130

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,093,122 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $118,418 and a related liability of $116,604 for cash collateral received on securities loaned, both of which are presented gross in the Statement of Assets and Liabilities. The value of the fund’s securities on loan net of the related collateral is $1,814 at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair

16

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$8,638,871	$1,221,873
Long-term capital gains	1,116,644	167,758
Total distributions	$9,755,515	$1,389,631

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$54,204,787
Gross appreciation	13,991,795
Gross depreciation	(2,630,452)
Net unrealized appreciation (depreciation)	$11,361,343
Undistributed ordinary income	648,529
Undistributed long-term capital gain	4,709,119
Other temporary differences	(64)

17

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$302,310	$614,461	$7,926,867	$564,255
Service Class	29,667	95,544	1,496,671	115,371
Total	$331,977	$710,005	$9,423,538	$679,626

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $250 million of average daily net assets	0.90%
Average daily net assets in excess of $250 million	0.85%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $3,081, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.05% of average daily net assets for the Initial Class shares and 1.30% of average daily net assets for Service Class shares. This written agreement expired on July 31, 2014. For the period January 1, 2014 to July 31, 2014, this reduction amounted to $9,049 and is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2014, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.88% of average daily net assets for the Initial Class shares and 1.13% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the period August 1, 2014 to December 31, 2014, this reduction amounted to $64,890 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $3,678, which equated to 0.0055% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $67.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0294% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly

18

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $312 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $117, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $32,413,388 and $37,363,316, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	235,293	$2,729,779	167,676	$1,737,222
Service Class	94,960	1,080,146	189,581	1,984,498
	330,253	$3,809,925	357,257	$3,721,720
Shares issued to shareholders in reinvestment of distributions
Initial Class	771,244	$8,229,177	110,470	$1,178,716
Service Class	143,858	1,526,338	19,860	210,915
	915,102	$9,755,515	130,330	$1,389,631
Shares reacquired
Initial Class	(652,644)	$(7,509,781)	(1,439,898)	$(15,099,414)
Service Class	(221,933)	(2,526,958)	(604,080)	(6,071,033)
	(874,577)	$(10,036,739)	(2,043,978)	$(21,170,447)
Net change
Initial Class	353,893	$3,449,175	(1,161,752)	$(12,183,476)
Service Class	16,885	79,526	(394,639)	(3,875,620)
	370,778	$3,528,701	(1,556,391)	$(16,059,096)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 50%, 17%, and 12%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds

19

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $251 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	98,206	19,746,284	(19,412,115)	432,375

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$928	$432,375

20

MFS New Discovery Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS New Discovery Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Value Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Value Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS New Discovery Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

22

MFS New Discovery Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

23

MFS New Discovery Value Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Kevin Schmitz

24

MFS New Discovery Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital Advisers LLC (“Sun Capital”), an affiliate of MFS, and subadvised by Columbia Management Investment Advisers, LLC. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1th quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

25

MFS New Discovery Value Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment adviser in December 2012 and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, and that MFS has agreed to further reduce such expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $250 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

26

MFS New Discovery Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,229,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 8.19% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh, and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2014 and 2013, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2014	2013
Fees billed by Deloitte:
MFS Blended Research Small Cap Equity Portfolio	41,990	41,473
MFS Conservative Allocation Portfolio	28,557	28,199
MFS Global Real Estate Portfolio	42,888	42,360
MFS Growth Allocation Portfolio	28,557	28,199
MFS Inflation-Adjusted Bond Portfolio	32,877	32,468
MFS Limited Maturity Portfolio	52,495	51,854
MFS Mid Cap Value Portfolio	43,279	42,747
MFS Moderate Allocation Portfolio	28,557	28,199
MFS New Discovery Value Portfolio	41,990	41,473

Total	341,190	336,972

For the fiscal years ended December 31, 2014 and 2013, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS Blended Research Small Cap Equity Portfolio	2,400	2,400	4,726	4,670	1,012	1,204
To MFS Conservative Allocation Portfolio	2,400	2,400	4,726	4,670	1,076	1,326
To MFS Global Real Estate Portfolio	2,400	2,400	5,037	4,977	1,022	1,216
To MFS Growth Allocation Portfolio	2,400	2,400	4,726	4,670	1,049	1,269
To MFS Inflation-Adjusted Bond Portfolio	2,400	2,400	3,937	3,890	1,040	1,258
To MFS Limited Maturity Portfolio	2,400	2,400	4,726	4,670	1,076	1,342
To MFS Mid Cap Value Portfolio	2,400	2,400	4,726	4,670	1,032	1,229
To MFS Moderate Allocation Portfolio	2,400	2,400	4,726	4,670	1,179	1,495
To MFS New Discovery Value Portfolio	2,400	2,400	4,726	4,670	1,006	1,188

Total fees billed by Deloitte To above Funds:	21,600	21,600	42,056	41,557	9,492	11,527

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Small Cap Equity Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Conservative Allocation Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Global Real Estate Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Growth Allocation Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Inflation-Adjusted Bond Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Limited Maturity Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Mid Cap Value Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Moderate Allocation Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS New Discovery Value Portfolio*	1,686,271	1,589,808	0	0	0	0

	Aggregate fees for non-audit services:
	2014	2013
Fees billed by Deloitte:
To MFS Blended Research Small Cap Equity Portfolio, MFS and MFS Related Entities#	1,697,747	1,612,902
To MFS Conservative Allocation Portfolio, MFS and MFS Related Entities#	1,697,811	1,613,024
To MFS Global Real Estate Portfolio, MFS and MFS Related Entities#	1,698,068	1,613,221
To MFS Growth Allocation Portfolio, MFS and MFS Related Entities#	1,697,784	1,612,967
To MFS Inflation-Adjusted Bond Portfolio, MFS and MFS Related Entities#	1,696,986	1,612,176
To MFS Limited Maturity Portfolio, MFS and MFS Related Entities#	1,697,811	1,613,040
To MFS Mid Cap Value Portfolio, MFS and MFS Related Entities#	1,697,767	1,612,927
To MFS Moderate Allocation Portfolio, MFS and MFS Related Entities#	1,697,914	1,613,193
To MFS New Discovery Value Portfolio, MFS and MFS Related Entities#	1,697,741	1,612,886

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

Notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST III

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: February 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: February 13, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 13, 2015

*	Print name and title of each signing officer under his or her signature.